As filed with the Securities and Exchange Commission on November 29, 2023

File Nos. 33-52850 and 811-07242

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UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, D.C. 20549

SCHEDULE 14A

(RULE 14A-101)

INFORMATION REQUIRED IN PROXY STATEMENT

SCHEDULE 14A INFORMATION

Proxy Statement Pursuant to Section 14(a) of the Securities Exchange Act of 1934

Filed by the Registrant [X]

Filed by a Party other than the Registrant [ ]

Check the appropriate box:

[ ] Preliminary Proxy Statement

[ ] Confidential, for Use of the Commission Only (as permitted by Rule 14a-6(e)(2))

[X] Definitive Proxy Statement

[ ] Definitive Additional Materials

[ ] Soliciting Material under Rule 14a-12

THE CUTLER Trust

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(Name of Registrant as Specified In Its Charter)

c/o ULTIMUS FUND SOLUTIONS, LLC

225 Pictoria Drive, Suite 450

Cincinnati, Ohio 45246

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(Address of principal executive offices)

Not Applicable

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(Name of Person(s) Filing Proxy Statement, if other than the Registrant)

Payment of Filing Fee (Check the appropriate box):

[X] No fee required

[ ] Fee computed on table below per Exchange Act Rules 14a-6(i)(1) and 0-11

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[ ] Fee paid previously with preliminary materials.

[ ] Check box if any part of the fee is offset as provided by Exchange Act Rule 0-11(a)(2) and identify the filing for which the offsetting fee was paid previously. Identify the previous filing by registration statement number, or the Form or Schedule and the date of its filing.

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Proxy Statement

November 29, 2023

Important Voting Information Inside

The Cutler Trust

Cutler Equity Fund

Please vote immediately!

You can vote through the internet, by telephone or by

mail. Details on voting can be found on the

accompanying proxy card.

The Cutler Trust (the “Trust”) 525 Bigham Knoll Jacksonville, Oregon 97530 SPECIAL MEETING OF SHAREHOLDERS Cutler Equity Fund (the “Fund”) Important Voting Information Inside TABLE OF CONTENTS

Letter from the President	1

Notice of Special Meeting of Shareholders	3

Questions and Answers –
Important Information to Help You Understand the Proposals	5

Proxy Statement	10

Proposal 1: To approve a new investment advisory agreement between the Trust and Cutler Investment Counsel, LLC, the Fund’s current investment adviser, and ratify the Board’s prior renewals of the current Advisory Agreement.	13

Proposal 2: To ratify payment of certain amounts accrued and paid to Cutler Investment Counsel, LLC that are the costs of providing advisory services	18

Proposal 3: To approve a revision to the fundamental policy on lending that would allow the Fund to engage in securities lending	19

Proposal 4: To approve a change to the Instrument of Trust and Restate as an Agreement and Declaration of Trust (the “Declaration of Trust”), that would eliminate shareholder voting rights with respect to dissolution of the Trust	20

Proposal 5: To approve all other changes to amend and restate the Trust’s Declaration of Trust	21

Proposal 6: To approve the Amended and Restated Bylaws of the Trust	22

Proposal 7: To elect four individuals to serve on the Board of Trustees of the Trust	23

Proposal 8: To approve an adjournment to solicit additional proxies if there is a quorum, but insufficient proxies to approve the foregoing Proposals 1-7	30

Proposal 9: To transact any other business, not currently contemplated, that may properly come before the Meeting or any adjournment thereof in the discretion of the proxies or their substitutes	30

The Cutler Trust 525 Bigham Knoll Jacksonville, Oregon 97530 SPECIAL MEETING OF SHAREHOLDERS Cutler Equity Fund Important Voting Information Inside TABLE OF CONTENTS

Voting Information	31

Additional Information on the Operation of the Fund	33

Other Matters	34

Appendix A: New Investment Advisory Agreement between the Trust and Cutler Investment Counsel, LLC	36

Appendix B: Agreement and Declaration of Trust	43

Appendix C: Amended and Restated Bylaws	45

THE CUTLER Trust

Cutler Equity Fund

November 29, 2023

Dear Shareholder:

The attached documents are notification of the upcoming Special Meeting of Shareholders of the Cutler Equity Fund (the “Fund”), a series of The Cutler Trust (the “Trust”), to be held on December 21, 2023 at 10:00 a.m., Eastern time at 225 Pictoria Drive, Suite 450, Cincinnati, Ohio 45246 (the “Meeting”). You have received this letter and Proxy Statement because you were a shareholder of record of the Fund at the close of business on November 20, 2023 (the “Record Date”). The Meeting is being called to consider and vote on the following proposals:

PROPOSAL 1.	To approve a new investment advisory agreement between the Trust and Cutler Investment Counsel, LLC, the Fund’s current investment adviser, and ratify the Board’s prior renewals of the current Advisory Agreement;

PROPOSAL 2.	To ratify payment of certain amounts accrued and paid to Cutler Investment Counsel, LLC that are the costs of providing advisory services;

PROPOSAL 3.	To approve a revision to the fundamental policy on lending that would allow the Fund to engage in securities lending;

PROPOSAL 4.	To approve a change to the Instrument of Trust and Restate as an Agreement and Declaration of Trust (the “Declaration of Trust”), that would eliminate shareholder voting rights with respect to dissolution of the Trust;

PROPOSAL 5.	To approve all other changes to amend and restate the Trust’s Declaration of Trust;

PROPOSAL 6.	To approve the Amended and Restated Bylaws of the Trust;

PROPOSAL 7.	To elect four individuals to serve on the Board of Trustees of the Trust; and

Proposal 8.	To approve an adjournment to solicit additional proxies if there is a quorum, but insufficient proxies to approve the foregoing Proposals 1-7; and

PROPOSAL 9.	To transact any other business, not currently contemplated, that may properly come before the Meeting or any adjournment thereof in the discretion of the proxies or their substitutes.

Formal notice of the Meeting appears after this letter, followed by the Proxy Statement, which describes the proposals in more detail. Under the Trust’s Declaration of Trust, the Fund must obtain shareholder approval with respect to the above-referenced proposals.

Please review the Proxy Statement and vote your shares at your earliest convenience. Voting is quick and easy. You may submit your vote through the internet, by telephone or by completing and returning the proxy card in the envelope provided. Follow the instructions provided on the accompanying proxy card. Your vote is important regardless of the number of shares of the Fund you own. Whichever voting method you choose, please read the enclosed Proxy Statement carefully before you vote.

The Board of Trustees (the “Board”) of the Trust, including the majority of the Independent Trustees, on behalf of the Fund has approved the proposals and unanimously recommends that you vote “FOR” each of the proposals described in the Proxy Statement.

If you have any questions regarding the proposals or need assistance in voting your shares, please contact our proxy solicitation firm, Okapi Partners LLC toll-free at: (855) 208-8902. Thank you for taking the time to consider these important proposals and for your continuing investment in the Fund.

Sincerely,

Erich M. Patten
President

The Cutler Trust

NOTICE OF SPECIAL MEETING OF SHAREHOLDERS

Cutler Equity Fund

important Notice regarding the availability of proxy materials for the special shareholder meeting to be held at 10:00 a.m., Eastern Time, on DECEMBER 21, 2023.

the proxy statement is available at HTTP://WWW.OKAPIVOTE.COM/CUTLER or by calling the fund at 1-888-cutler4 (1-888-288-5374).

To the Shareholders of the Cutler Equity Fund:

NOTICE IS HEREBY GIVEN that a Special Meeting of the Shareholders (the “Meeting”) of the Cutler Equity Fund (the “Fund”), a series of The Cutler Trust (the “Trust”), will be held on December 21, 2023 at 10:00 a.m. Eastern time at the offices of Ultimus Fund Solutions, LLC, the Trust’s administrator and transfer agent, located at 225 Pictoria Drive, Suite 450, Cincinnati, Ohio 45246, to consider and vote on the following proposals:

PROPOSAL 1.	To approve a new investment advisory agreement between the Trust and Cutler Investment Counsel, LLC, the Fund’s current investment adviser and ratify the Board’s prior renewals of the current Advisory Agreement;

PROPOSAL 2.	To ratify payment of certain amounts accrued and paid to Cutler Investment Counsel, LLC that are the costs of providing advisory services;

PROPOSAL 3.	To approve a revision to the fundamental policy on lending that would allow the Fund to engage in securities lending;

PROPOSAL 4.	To approve a change to the Instrument of Trust and Restate as an Agreement and Declaration of Trust (the “Declaration of Trust”), that would eliminate shareholder voting rights with respect to dissolution of the Trust;

PROPOSAL 5.	To approve all other changes to amend and restate of the Trust’s Declaration of Trust;

PROPOSAL 6.	To approve the Amended and Restated Bylaws of the Trust;

PROPOSAL 7.	To elect four individuals to serve on the Board of Trustees of the Trust;

Proposal 8.	To approve an adjournment to solicit additional proxies if there is a quorum, but insufficient proxies to approve the foregoing Proposals 1-7; and

PROPOSAL 9.	To transact any other business, not currently contemplated, that may properly come before the Meeting or any adjournment thereof in the discretion of the proxies or their substitutes.

Shareholders of record of the Fund as of the close of business on November 20, 2023 are entitled to notice of, and to vote at, the Meeting or any adjournments or postponement thereof. A Proxy Statement and proxy card solicited by the Trust are included herein.

Your vote is important to us. Thank you for taking the time to consider the proposals.

BY ORDER OF THE BOARD OF TRUSTEES

Jennifer Merchant
Secretary
The Cutler Trust

November 29, 2023

IMPORTANT

Please vote through the Internet or by telephone by following the instructions on the accompanying proxy card, thus avoiding unnecessary expense and delay. You may also execute the accompanying proxy card and return it promptly in the enclosed envelope. No postage is required if mailed in the United States. Your proxy is revocable and will not affect your right to vote in person if you attend the Meeting.

THE CUTLER TRUST

QUESTIONS AND ANSWERS

IMPORTANT INFORMATION TO HELP YOU UNDERSTAND THE PROPOSALS

The Cutler Trust (the “Trust”) will be holding a Special Meeting of Shareholders of the Cutler Equity Fund (the “Fund”), a series of the Trust, on December 21, 2023 at 10:00 a.m., Eastern time, (the “Meeting”) at the offices of Ultimus Fund Solutions, LLC, the Trust’s administrator and transfer agent, at 225 Pictoria Drive, Suite 450, Cincinnati, Ohio 45246. Shareholders of record of the Fund as of the close of business on November 20, 2023 are receiving the Proxy Statement and proxy card to consider and to vote on the proposals set forth in the Proxy Statement.

We ask that you give the proposals careful consideration. This section of the proxy materials is intended to give you an overview of the proposals and the proxy process. Details about the proposals are set forth in the Proxy Statement. We urge you to read the entire Proxy Statement completely and carefully.

Q.	Why am I receiving this proxy statement?

A.	You are receiving these proxy materials — including the proxy statement and your proxy card — because you are being asked to vote on eight proposals concerning your investment in the Fund, including a proposal to approve and ratify a new investment advisory agreement (the “Advisory Agreement”) between the Trust, on behalf of the Fund, and Cutler Investment Counsel LLC (“Cutler” or the “Adviser”), the current investment adviser of the Fund.

Q.	Has the Board approved the New Advisory Agreement with Cutler?

A.	Yes. At a special meeting of the Trust’s Board of Trustees (the “Board”) held on August 10, 2023, the Board unanimously approved the Advisory Agreement as in the best interest of the Fund and its shareholders, subject to shareholder approval.

Q.	Does the New Advisory Agreement change the management and operation of the Fund?

A.	No. The Fund’s investment strategies will not change as a result of the New Advisory Agreement. There will be no change to the Fund’s portfolio management, investment objectives, principal investment strategies or principal risks.

Q.	Are there any material differences between the current investment advisory agreement (the “Advisory Agreement”) with Cutler and the New Advisory Agreement?

A.	No. There are no material differences between the Trust’s current Advisory Agreement with Cutler and the New Advisory Agreement with Cutler, other than effective dates and signatories.

Q.	Why do shareholders need to approve the New Advisory Agreement?

A.	Cutler currently serves as the investment adviser to the Fund pursuant to an Advisory Agreement dated April 9, 2007. No changes to Cutler’s role as investment adviser are contemplated by the proposals. The Adviser is responsible for providing the day-to-day management of the Fund’s portfolio under the general oversight of the Trust’s Board.

The Investment Company Act of 1940, as amended, (the “1940 Act”) is the primary statute regulating the operations of mutual funds. Under section 15(b) of the 1940 Act, investment advisory services may be provided to a mutual fund only if pursuant to the terms of a written contract that meets certain formal requirements, including that: (i) the agreement is approved by the vote of a majority of the fund’s outstanding shares prior to its initial use: (ii) after the agreement’s initial term of no more than two years, its continuation is approved at least annually by the fund’s board of trustees and their independent trustees voting separately; and (iii) the agreement provides, in substance, that it will terminate automatically upon its “assignment.” A transaction that results in a change of control of an investment adviser constitutes an “assignment” that automatically terminates the investment advisory agreement. Because the 1940 Act presumptively defines a beneficial owner of a greater than 25% voting interest in an adviser as a control person of that adviser, and also presumptively defines a beneficial owner of 25% or less of an adviser’s voting interests as not a control person of such company, a transaction that moves an owner’s beneficial ownership interest in a mutual fund adviser from above 25% to below 25%, or from below 25% to above 25%, is generally deemed to be a change in control that constitutes an assignment of a mutual fund advisory agreement and results in its termination. Under federal securities laws, the term “beneficial owner” is defined as a person who, either directly or indirectly, has or shares: (1) “voting power, including the power to vote, or to direct the voting of” the ownership interest; or (2) “investment power, including the power to dispose, or to direct the disposition of”, the ownership interest.

As required by section 15(b) of the Investment Company Act of 1940 (the “1940 Act”), the current Advisory Agreement between the Trust and Cutler automatically terminates upon its assignment. An assignment of the current Advisory Agreement occurs when, among other scenarios, there is a direct or indirect change in control of the Adviser. In effect, this provision requires a Fund’s shareholders to vote on a new advisory agreement whenever the ownership control of the Fund’s Adviser changes. The provision is designed to ensure that shareholders have a say in determining the company or persons who will manage their fund. The solicitation of shareholder votes on Proposals 1 and 2 is required because of a presumed change of control at Cutler that occurred in April 2021 whereby Brooke Ashland, the Chief Compliance Officer of the Adviser and the Chief Compliance Officer and Vice President of the Trust, under the terms of an Agreement for Sale and Purchase of Membership Interest and Withdrawal of Membership in LLC, sold her remaining ownership interest of 275,000 Class A Units in the Adviser, which represented 55% of the Adviser’s Class A Units (“Voting Shares”) equally to Matthew Patten and Erich Patten (the “Transaction”). For additional information regarding the Transaction, please refer to the Proxy Statement – Proposal 1 – To approve a new investment advisory agreement between the Trust and Cutler Investment Counsel, LLC, the Fund’s current investment adviser and ratify the Board’s prior renewals of the current Advisory Agreement.

Q.	What ownership changes resulted from the Transaction?

A.	Ms. Ashland’s Voting Shares were sold evenly to Erich Patten and Matthew Patten, which increased each of their ownership of Voting Shares from 19.5% to 47.0%. Prior to the Transaction, each of Mr. Erich Patten and Mr. Matthew Patten owned 97,500 Class A Units (representing 19.5% each) and after the Transaction their respective ownership increased to 235,000 Class A Units each (representing 47% each). Mr. Erich Patten serves as Member, President, Chief Investment Officer and Portfolio Manager of the Adviser and as President of the Trust. Mr. Matthew Patten serves as Member, Chief Executive Officer and Portfolio Manager of the Adviser and as Board Chair, Interested Trustee and Treasurer/Chief Financial Officer of the Trust. At the completion of the Transaction, Ms. Ashland retained her positions as Chief Compliance Officer of the Adviser and as Chief Compliance Officer and Vice President of the Trust.

Q.	Will this affect my account with the Fund?

A.	No. The Transaction and the implementation of the New Advisory Agreement will not affect your account. You will still own the same number of shares in the Fund in which you now invest, and the value of your investment will not change as a result of the change of ownership at Cutler. In addition, Matthew Patten and Erich Patten will continue to serve as co-portfolio managers of the Fund and will continue managing the Fund without interruption. Except for the effective dates and the signatories, there are no differences between the New Advisory Agreement and the current Advisory Agreement, as is discussed in more detail in the enclosed proxy statement. If approved by shareholders, the New Advisory Agreement would be effective upon shareholder approval.

Q.	Did the Transaction affect the fees and expenses I pay as a shareholder of the Fund?

A.	No. The fees and expenses that you pay as a shareholder of the Fund did not change as a result of the Transaction. Ratifying the prior Agreement approvals and approval of a New Advisory Agreement will not result in any increase in the Fund’s management fee and the Fund has not and will not bear any portion of the costs associated with the Transaction. Costs and expenses associated with this proxy will be borne 50% by Cutler and 50% by the Fund. The Board concluded it was appropriate for the Fund to pay 50% of all costs associated with the proxy statement because approximately half of the proposals would benefit the shareholders directly and/or are required by the Investment Company Act of 1940, as amended (the “1940 Act”). The Board considered all amendments to the governing documents will improve the efficiency of the Fund, modernize governing provisions, and allow the Fund to potentially generate additional income for the Fund through securities lending, none of which is associated with the Transaction. Shareholder approval of Fund Trustees is required under the 1940 Act.

Q.	Are there any changes in the fee structures or expenses of the Fund as a result of the New Advisory Agreement?

A.	No. Both the New Advisory Agreement and current Advisory Agreement contain identical fee structures with respect to the Fund. The New Advisory Agreement provides that Cutler shall receive an annual fee from the Fund equal to 0.75% of the Fund’s average daily net assets, which is the same annual fee paid by the Fund to Cutler under the terms of the current Advisory Agreement.

Q.	Are there any material differences between the Fund’s Current Operating Expense Limitation Agreement and the New Operating Expense Limitation Agreement as it relates to the Fund?

A.	No. There are no differences between the Fund’s current operating expense limitation agreement with Cutler (“Current OELA”) and the Fund’s new operating expense limitation agreement with Cutler (“New OELA”), which was approved by the Trust’s Board at a special meeting of the Board held on August 10, 2023 to consider matters related to this proxy. The contractual expense ratio caps that now apply to the Fund under the Current OELA will apply identically to the Fund under the New OELA. The contractual expense ratio cap under both the Current OELA and the New OELA is 0.99% of the Fund’s average daily net assets.

Q.	Who is eligible to vote?

A.	Any shareholder who owns shares of the Fund on the “Record Date,” which is November 20, 2023 (even if that person subsequently redeems those shares), is eligible to vote on the proposals as it relates to the Fund.

Q.	Who is paying for this proxy mailing and for the other expenses and solicitation costs associated with this shareholder meeting?

A.	The expenses incurred in connection with preparing the proxy statement and its enclosures and all related legal and solicitation expenses will be paid 50% by Cutler and 50% by the Fund. The Board concluded it was appropriate for the Fund to pay 50% of all costs associated with the proxy statement because approximately half of the proposals would benefit the shareholders directly and/or are required by the 1940 Act. The Board considered all amendments to the governing documents will improve the efficiency of the Fund, modernize governing provisions, and allow the Fund to potentially generate additional income for the Fund through securities lending. Shareholder approval of Fund Trustees is required under the 1940 Act.

Q.	What vote is required to approve the Proposals?

A.	The approval of Proposals 1, 2, 3, 4, 5, 6, and 8 requires the vote of the “majority of the outstanding voting securities” of the Fund. Under the 1940 Act a “majority of the outstanding voting securities” is defined as the lesser of: (1) 67% or more of the voting securities of the Fund entitled to vote present in person or by proxy at the Meeting, if the holders of more than 50% of the outstanding voting securities entitled to vote thereon are present in person or represented by proxy; or (2) more than 50% of the outstanding voting securities of the Fund entitled to vote thereon. The vote of a plurality of the Trust’s outstanding shares is required for the election of Trustees (Proposal 7).

Q:	Why are Shareholders Being Asked to Approve a Revision to the Fundamental Policy on Lending that would allow the Fund to engage in Securities Lending?

A:	The Adviser is proposing to update the Fund’s fundamental investment limitation on lending in order to provide the Fund with more investment flexibility and to more closely reflect the requirements of the 1940 Act and standards adopted by the Securities and Exchange Commission (the “SEC”). The proposed change will remove the restriction on the Fund’s ability to lend securities in the event the Adviser determines that it would be in the best interests of the Fund and its shareholders to engage in securities lending.

Q:	Why are Shareholders Being Asked to Approve an Amendment and Restatement of the Trust’s Declaration of Trust

A:	As a shareholder, you are being asked to approve the amendment and restatement of the Trust’s Agreement and Declaration of Trust because (i) shareholders have the right to vote on any amendment to the Declaration of Trust that would affect their right to vote granted on certain matters under the Declaration of Trust and (ii) the Trustees have submitted such amendments to shareholders for a vote. The Trustees believe this amendment and restatement will modernize the Fund’s governing documents, offer more operational specificity, and potential operational efficiency for the Fund. The staff of the SEC has issued guidance indicating that shareholders should be asked to individually approve specific changes to a fund’s declaration of trust that may substantively affect shareholder rights. Accordingly, the Fund is seeking shareholder approval of certain specific changes in the Agreement and Declaration of Trust that could be deemed to substantively affect your rights as a shareholder. Additionally, for continuity in the approval of the Proposed Agreement and Declaration of Trust, the Fund is also asking for approval of the remaining changes not specifically addressed.

Q:	Why are Shareholders Being Asked to Approve an Amendment to the Bylaws of the Trust?

A:	Shareholders are being asked to approve the amendment and restatement of the Trust’s Bylaws because similar to the proposal to amend and restate the Trust’s Declaration of Trust, the Trustees believe this amendment and restatement will modernize the Fund’s governing documents, offer more operational specificity, and potential operational efficiency for the Fund.

Q:	Why Are Shareholders Being Asked to Elect Trustees?

A:	Shareholders are being asked to elect four nominees to serve on the Board of Trustees of the Trust in order to ensure that at least two-thirds of the members of the Board have been elected by the shareholders of the Trust as required by the 1940 Act. The Board of Trustees of the Trust (the “Board of Trustees”) currently consists of four Trustees, Matthew C. Patten, Robert F. Turner, Edward T. Alter and Michael J. Burrill Jr., of which three (Messrs. Patten, Turner and Alter) were elected previously by shareholders of the Trust. In April 2023, John P. Cooney retired from the Board and on August 10, 2023, the Board of Trustees elected Michael Burrill Jr. to fill the vacancy on the Board created by Mr. Cooney’s retirement; however, Michael Burrill Jr. has not been elected by the Fund’s shareholders. The 1940 Act provides that vacancies on the Board of Trustees may not be filled by Trustees unless thereafter at least two-thirds of the Trustees shall have been elected by shareholders. To ensure compliance with the 1940 Act, shareholders are being asked at the Meeting to elect Messrs. Patten,

Turner, Alter and Burrill who are all currently Trustees. Information regarding the qualifications of each nominee is set forth below under Proposal 7.

Q.	How does the Trust’s Board of Trustees recommend that I vote?

A.	After careful consideration, the Board, including its Independent Trustees voting separately, having determined that the proposals are in the best interest of the Fund and its shareholders, unanimously recommends that shareholders vote to APPROVE each Proposal.

Q.	How can I cast my vote?

A.	You may choose from one of the following options, as described in more detail on the accompanying proxy card, to authorize a proxy to vote your shares or vote in person at the Meeting:

●	Through the Internet, using the website address on the accompanying proxy card;

●	By telephone, using the toll-free number on the accompanying proxy card;

●	By mail, using the accompanying proxy card and return envelope; or

●	In person at the Meeting.

We encourage you to vote via telephone or over the internet using the control number on your proxy card and following the simple instructions. These methods are the most efficient means of transmitting your vote and will reduce the need for the Fund to conduct telephone solicitations and/or follow up mailings. If for any reason you would like to change your previous vote, you may vote again using any of the methods described above.

Q:	Where Can I Get More Information About the Proposals?

A:	Please contact our proxy solicitation firm, Okapi Partners LLC, toll-free at: (855) 208-8902. Representatives are available to take your vote or to answer any questions Monday through Friday 9:00 AM to 8:00 PM (EST).

Q:	Why am I being asked to approve an adjournment of the Meeting?

A:	In case the Fund is unable to approve all of Proposals 1-7 at the Meeting, the Board believes it would be prudent to adjourn the Meeting to allow more time to solicit votes to more fully reflect the collective will of the shareholders.

the cutler Trust

SPECIAL MEETING OF SHAREHOLDERS OF

The Cutler Equity Fund

TO BE HELD ON DECEMBER 21, 2023

PROXY STATEMENT

This Proxy Statement is being furnished in connection with the solicitation of proxies by the Board of Trustees (the “Board”) of The Cutler Trust (the “Trust”) to the shareholders of the Cutler Equity Fund (the “Fund”), a series of the Trust, for use at a Special Meeting of Shareholders to be held on December 21, 2023, at 10:00 a.m., Eastern time (the “Meeting”), or at any adjournment thereof. The Meeting will be held at the offices of Ultimus Fund Solutions, LLC, the Trust’s administrator and transfer agent, at 225 Pictoria Drive, Suite 450, Cincinnati, Ohio 45246, for the purposes set forth below and in the accompanying Notice of Special Meeting of Shareholders. Shareholders of record at the close of business on November 20, 2023 (the “Record Date”) are entitled to notice of, and to vote at, the Meeting and any and all adjournments, postponements or delays thereof. Shareholders of the Fund are entitled to one vote for each full share of the Fund that they own and an appropriate fraction of a vote for each fractional share held. This Proxy Statement and proxy card will be first mailed to shareholders on or about December 7, 2023.

As described in more detail in this Proxy Statement, shareholders will be asked to approve the following proposals at the Meeting:

PROPOSAL 1.	To approve a new investment advisory agreement between the Trust and Cutler Investment Counsel, LLC, the Fund’s current investment adviser and ratify the Board’s prior renewals of the current Advisory Agreement;

PROPOSAL 2.	To ratify payment of certain amounts accrued and paid to Cutler Investment Counsel, LLC that are the costs of providing advisory services;

PROPOSAL 3.	To approve a revision to the fundamental policy on lending that would allow the fund to engage in securities lending;

PROPOSAL 4.	To approve a change to the Instrument of Trust and Restate as an Agreement and Declaration of Trust (the “Declaration of Trust”), that would eliminate shareholder voting rights with respect to the dissolution of the Trust;

PROPOSAL 5.	To approve all other changes to amend and restate the Trust’s Declaration of Trust;

PROPOSAL 6.	To approve the Amended and Restated Bylaws of the Trust;

PROPOSAL 7.	To elect four individuals to serve on the Board of Trustees of the Trust;

PROPOSAL 8.	To approve an adjournment to solicit additional proxies if there is a quorum, but insufficient proxies to approve the foregoing Proposals 1-7; and

PROPOSAL 9.	To transact any other business, not currently contemplated, that may properly come before the Meeting or any adjournment thereof in the discretion of the proxies or their substitutes.

The Fund has retained Okapi Partners, LLC (“Okapi”) to solicit proxies for the Meeting. Okapi is responsible for printing proxy cards, mailing proxy material to shareholders, soliciting brokers, custodians, nominees and fiduciaries, tabulating the returned proxies and performing other proxy solicitation services. The anticipated total cost of these services is approximately $25,347 and will be paid 50% by the Cutler Investment Counsel, LLC (“Cutler” or the “Adviser”), the Fund’s investment adviser, and 50% by the Fund.

In addition to solicitation through the mail, proxies may be solicited by representatives of the Trust without cost to the Trust. Such solicitation may be by telephone, email, facsimile or otherwise. It is anticipated that banks, broker-dealers, custodians, nominees, fiduciaries and other financial institutions will be requested to forward proxy materials to beneficial owners and to obtain approval for the execution of proxies. Upon request, the Adviser will reimburse such persons or entities for the reasonable expenses incurred by them in connection with forwarding solicitation materials to the beneficial owners of shares held of record by such persons.

All properly executed proxies received prior to the Meeting will be voted at the Meeting and any and all adjournments, postponements or delays thereof. On any matter coming before the Meeting as to which a shareholder has specified a choice on that shareholder’s proxy, the shares will be voted accordingly. If a proxy card or voting instruction form is properly executed and returned and no choice is specified with respect to the proposal, the shares will be voted “FOR” the proposals. Shareholders who execute proxies or provide voting instructions by telephone or via the Internet may revoke them with respect to the proposals at any time before a vote is taken on such proposals by filing a written notice of revocation (addressed to the Secretary of the Trust at 225 Pictoria Drive, Suite 450, Cincinnati, Ohio 45246), by delivering a duly executed proxy bearing a later date, or by attending the Meeting and voting in person by ballot, in all cases prior to the exercise of the authority granted in the proxy card or voting instruction form. Merely attending the Meeting, however, will not revoke any previously executed proxy. If you hold shares through a bank, broker, financial intermediary or other nominee, please consult your bank, broker, financial intermediary or other nominee regarding your ability to revoke voting instructions after such instructions have been provided.

Copies of the Fund’s most recent annual report and semi-annual report can be obtained at https://funddocs.filepoint.com/cutler/. In addition, the Fund will furnish, without charge, a copy of its annual report and most recent semi-annual report succeeding the annual report, if any, to a shareholder upon request. Such requests should be directed to the Fund at the address specified below, by submitting an email request to fulfillment@ultimusfundsolutions.com or by calling the Fund toll-free at the number specified below:

The Cutler Trust

c/o Ultimus Fund Solutions, LLC

P.O. Box 46707

Cincinnati, Ohio 45246-0707

1-888-CUTLER4

1-888-288-5374

Copies of annual and semi-annual reports of the Fund are also available on the EDGAR Database on the U.S. Securities and Exchange Commission’s (the “SEC”) website at www.sec.gov.

PLEASE VOTE NOW. YOUR VOTE IS IMPORTANT.

No matter how large or small your holdings may be, we urge you to indicate your voting instructions on the accompanying proxy card, date, sign and return the proxy card promptly in the postage-paid envelope provided, or record your voting instructions by telephone or via the Internet. If you submit a properly executed proxy card or voting instruction form but do not indicate how you wish your shares to be voted, your shares will be voted “FOR” the proposals. If your shares of the Fund are held through a bank, broker, financial intermediary or other nominee you must provide voting instructions to your bank, broker, financial intermediary or other nominee, holding your shares about how to vote your shares in order for them to vote your shares as you instruct at the Meeting.

If you have any questions regarding the proposals or need assistance in completing the accompanying proxy card, please contact Shareholder Services, toll-free at 1-888-CUTLER4 (1-888-288-5374).

YOUR VOTE IS IMPORTANT.

PLEASE VOTE PROMPTLY BY SIGNING AND RETURNING THE ACCOMPANYING PROXY CARD OR BY
RECORDING YOUR VOTING INSTRUCTIONS BY TELEPHONE OR VIA THE INTERNET,

NO MATTER HOW MANY SHARES YOU OWN.

IMPORTANT NOTICE REGARDING THE AVAILABILITY OF PROXY MATERIALS FOR THE SPECIAL
MEETING OF SHAREHOLDERS TO BE HELD ON DECEMBER 21, 2023.

THE JOINT PROXY STATEMENT FOR THIS MEETING IS AVAILABLE AT
HTTP://WWW.OKAPIVOTE.COM/CUTLER.

PROPOSAL 1:	To approve a new investment advisory agreement between the Trust and Cutler Investment Counsel, LLC, the Fund’s current investment adviser and ratify the Board’s prior renewals of the current Advisory Agreement.

Introduction

The Board has approved, subject to shareholder approval, an investment advisory agreement between the Trust and Cutler Investment Counsel, LLC, the Fund’s current investment adviser (“Cutler” or the “Adviser”) (the “New Advisory Agreement”). The New Advisory Agreement is attached to this Proxy Statement as Appendix A and will be effective upon shareholder approval. The Board recommends you approve the New Advisory Agreement. The Board had previously approved and renewed the current Advisory Agreement each in April 2021, April 2022, and April 2023 and the Board recommends you ratify their renewals of the current Advisory Agreement.

Background

The primary purpose of this proposal is to enable Cutler to continue to serve as the investment adviser to the Fund. Cutler has served as investment adviser to the Fund since its inception and pursuant to an investment advisory agreement between the Trust and Cutler dated April 9, 2007, as amended (the “Advisory Agreement”).

During April of 2021, Brooke Ashland, the Chief Compliance Officer the Adviser and the Chief Compliance Officer and Vice President of the Trust, under the terms of an Agreement for Sale and Purchase of Membership Interest and Withdrawal of Membership in LLC, sold her remaining ownership interest of 275,000 Class A Units in the Adviser, which represented 55% of the Adviser’s Class A Units (“Voting Shares”) to Erich Patten and Matthew Patten who were both, and continue to be, active in the investment advisory business of the Adviser. Ms. Ashland’s Voting Shares were sold evenly to Erich Patten and Matthew Patten, which increased each of their ownership of Voting Shares from 19.5% to 47.0% (the “Transaction”). Prior to the Transaction, each of Mr. Erich Patten and Mr. Matthew Patten owned 97,500 Class A Units (representing 19.5% each) and after the Transaction their respective ownership increased to 235,000 Class A Units each (representing 47% each). Both before and after the Transaction, Mr. Erich Patten serves as Member, President, Chief Investment Officer and Portfolio Manager of the Adviser and as President of the Trust. Both before and after the Transaction, Mr. Matthew Patten serves as Member, Chief Executive Officer and Portfolio Manager of the Adviser and as Board Chair, Interested Trustee and Treasurer/Chief Financial Officer of the Trust. At the completion of the Transaction and currently, Ms. Ashland retained her positions as Chief Compliance Officer of the Adviser and as Chief Compliance Officer and Vice President of the Trust. The Transaction was not intended to, and did not result in, any changes in the investment objective or principal investment strategies of the Fund.

Under the Investment Company Act of 1940, as amended (the “1940 Act”), a transaction that results in the transfer of a block of more than 25% of the voting interests of an investment adviser is presumed to constitute an “assignment” of the adviser. The 1940 Act further states that an assignment of an investment adviser causes the adviser’s investment advisory agreement to be “assigned,” which results in the automatic termination of the agreement by the agreement’s terms as required by the 1940 Act. In a memorandum prepared by the Adviser’s legal counsel, and presented to the Board of the Trust at a meeting held on April 28, 2021, facts and legal analysis were set forth to determine if the Transaction referenced above constituted an assignment of the Adviser, thereby automatically terminating the Advisory Agreement (the “Analysis”). The Analysis stated in part, “The SEC has stated that the aim of Section 2(a)(4) and Section 15(a)(4) of the 1940 Act is to prevent investment advisers from “trafficking” in advisory contracts,1 and added that transactions that do not result in a change of actual control or

[1]	Exemptions for Certain Investment Advisers and Principal Underwriters of Investment Companies, Investment Company Act Release No. 10809 (Aug. 6, 1979) (release proposing Rule 2a-6); and Certain Transactions Not Deemed Assignments, Investment Advisers Act Release No. 1013 (Feb. 21, 1986) (release proposing Rule 202(a)(1)-1).

management of the investment adviser do not “contain any of the abusive elements which Congress would have considered to be trafficking in investment advisory . . . contracts.”2 Rule 2a-6 adopted by the SEC under the 1940 Act provides: ‘A transaction which does not result in a change of actual control or management of the investment adviser to . . . an investment company is not an assignment for purposes of Section 15(a)(4) . . . of the 1940 Act.’ Consistent with the foregoing, the SEC staff has granted assurance that it would not recommend enforcement action with respect to Section 15(a)(4) of the 1940 Act in various situations involving internal reorganizations and realignments of investment advisory organizations that did not result in a change of actual control or management of the investment adviser.”3 Because the Board and the Adviser believe the Transaction did not result in (i) a change of actual control or management of the Adviser, (ii) there were absolutely no changes to the directors, officers, operating personnel and members of professional staff, (iii) no additional individuals or entities added as directors, officers, staff or Member(s), (iv) no change in personnel responsible for providing services to the Fund occurred and (v) there was no change to the investment objective or principal investment strategies of the Fund, the Analysis concluded that the Transaction did not constitute an assignment for purposes of Section 15 of the 1940 Act, and therefore it is Registrant’s belief that there was no change in control and no termination of the Advisory Agreement.

In a routine examination by the SEC of the Trust conducted January through May of 2023, the SEC identified the Transaction as a change in ownership constituting an assignment of the Advisory Agreement pursuant to Section 15(a)(4) of the 1940 Act, thereby requiring that a new investment advisory agreement with the Adviser be approved by the Board of the Trust and by a majority vote of the Fund’s shareholders in accordance with Section 15(a).

To comply with the SEC’s request, we are seeking shareholder approval of a new advisory agreement between the Trust and Cutler (the “New Advisory Agreement”) on behalf of the Fund. The Transaction did not result in any interruption or decrease in the quality of services provided by Cutler. Cutler believes this New Advisory Agreement likewise will not result in any interruption or decrease in the quality of services provided by Cutler. Mr. Matthew Patten and Mr. Erich Patten have served as co-portfolio managers for the Fund since 2003 and will continue to serve as co-portfolio managers under the New Advisory Agreement. There will be no changes to the Fund’s investment objectives, principal strategies or risks.

The New Advisory Agreement is identical in all material respects to the current Advisory Agreement, except that its date of execution, date of effectiveness and initial term are changed. The fees to be charged under the New Advisory Agreement are identical to the fees charged under the current Advisory Agreement. The effective date of the New Advisory Agreement for the Fund will be the date that the Fund’s shareholders approve the New Advisory Agreement (the “Effective Date”).

Since the consummation of the Transaction in April of 2021, the Board, including a majority of the Trustees who are not “interested persons,” as that term is defined in the 1940 Act (the “Independent Trustees”), has approved the continuation of the current Advisory Agreement between the Trust and Cutler at meetings held on April 28, 2021,

[2]	Id., Investment Company proposing release, at pg. 2.

[3]	See, e.g., Nikko International Capital Management Co., Ltd. (pub. avail. June 1, 1987) (assumption of sub-investment advisory contract by affiliate); Templeton Investment Counsel Ltd. (pub. avail. January 22, 1986) (assets and liabilities of majority-owned mutual fund investment adviser transferred to another majority-owned investment adviser); Spears, Benzak, Salomon & Farrell, Inc. (pub. avail. January 21, 1986) (reorganization resulting in a transfer of investment advisory contracts from a New York-incorporated investment adviser to a Connecticut-incorporated investment); Scudder, Stevens & Clark (pub. avail. March 18, 1985) (reorganization of investment adviser from a partnership to a corporation); G.T. Capital Management, Inc. (pub. avail. September 28, 1983) (investment adviser change from indirect wholly-owned subsidiary to direct wholly-owned subsidiary by deletion of intermediate corporate layer of control between an investment adviser and its parent corporation); Monitored Assets Corporation (pub. avail. August 15, 1983) (transfer of advisory contracts from a Delaware-incorporated investment adviser to an Iowa-incorporated investment adviser); FMR Corp. (pub. avail. January 15, 1978) (merger of Delaware incorporated investment adviser parent and subsidiary into a Massachusetts incorporated parent and subsidiary structure); Weiss, Peck & Greer (pub. avail. June 23, 1978) (transfer of advisory agreements to wholly-owned subsidiary); and Boston Company, Inc. (pub. avail. December 5, 1973) (holding company’s transfer of stock of investment advisory subsidiaries to new wholly-owned investment advisory subsidiary).

April 26, 2022 and April 19, 2023, respectively. At a meeting on August 10, 2023 (the “Board Meeting”), the Board, including a majority of the Independent Trustees, approved the New Advisory Agreement between the Trust and Cutler, subject to shareholder approval. The 1940 Act requires that investment advisory agreements such as the New Advisory Agreement be approved by a vote of a majority of the outstanding shares of the Fund. Therefore, shareholders are being asked to approve the proposed New Advisory Agreement with Cutler. For the avoidance of any doubt, the shareholders are also being asked to acknowledge and ratify the Board’s approvals of the renewal of the current Advisory Agreement on April 28, 2021, April 26, 2022, and April 19, 2023.

Section 15(f) of the 1940 Act

The parties to the Transaction intend to rely on Section 15(f) of the 1940 Act, which provides a non-exclusive safe harbor whereby an investment adviser (such as Cutler) to an investment company (such as the Fund) or an affiliate of such investment adviser may receive payment or benefit in connection with the sale of an interest in the investment adviser if two conditions are satisfied. The first condition is that during the three-year period following the Transaction, at least 75% of the investment company’s board must not be “interested persons” (as defined in the 1940 Act) of the investment adviser or its predecessor. The Board currently meets this requirement as three of its four Trustees are independent and will continue to be independent for the period required. Second, no “unfair burden” can be imposed on the investment company as a result of the Transaction. An “unfair burden” includes: any arrangement during the two-year period after the Transaction where the investment adviser (or predecessor or successor adviser), or any of its “interested persons” (as defined in the 1940 Act), receive or are entitled to receive any compensation, directly or indirectly, (i) from any person in connection with the purchase or sale of securities or other property to, from or on behalf of the investment company (other than bona fide ordinary compensation as principal underwriter for the investment company), or (ii) from the investment company or its shareholders (other than fees for bona fide investment advisory or other services). The Board determined that there was no “unfair burden” imposed as a result of the Transaction, and the Trust will ensure that this condition will continue to be satisfied for the required time period.

The Advisory Agreement

The Board, including a majority of the Independent Trustees, originally approved the current Advisory Agreement, dated April 9, 2007, at a special meeting held on February 8, 2007, and the current Advisory Agreement was subsequently approved by shareholders at a special meeting of shareholders held on April 9, 2007. The Board most recently renewed the current Advisory Agreement with respect to the Fund at a meeting held on April 19, 2023. Under the terms of the current Advisory Agreement and the New Advisory Agreement, Cutler is entitled to receive an annual fee from the Fund equal to 0.75% of the Fund’s average daily net assets. For such compensation, Cutler, at its expense, pays the salaries, expenses and fees of the officers, Trustees and employees of the Trust who are officers, directors, members or employees of Cutler. Additionally, Cutler continuously furnishes an investment program for the Fund, makes investment decisions on behalf of the Fund, and places all orders for the purchase and sale of portfolio securities, subject to the Fund’s investment objectives, policies, and restrictions and such policies as the Trustees may determine. For the fiscal years ended June 30, 2021 and 2022, Cutler collected a total of $1,333,804 and $1,436,512, respectively in advisory fees from the Fund. The advisory fees for the fiscal year ended June 30, 2023 were $1,362,475.

Cutler has contractually agreed to reduce its fees and/or waive expenses of the Fund, until at least October 31, 2024, so that the total annual operating expenses (exclusive of brokerage fees and commissions, taxes, interest, acquired fund fees and expenses and extraordinary expenses) of the Fund do not exceed 0.99% of the Fund’s average daily net assets. Any waiver or reimbursement by Cutler is subject to possible recoupment from the Fund in future years, within the three years after the fees have been waived or reimbursed, if such recoupment can be achieved within the lesser of (1) the expense cap limitation at time of waiver; or (2) the expense cap limitation at the time of recoupment. If the New Advisory Agreement is approved by shareholders, Cutler intends to continue the limitation agreement with identical terms.

With respect to the Fund, the New Advisory Agreement will continue in force for an initial period of two years from the Effective Date, and from year to year thereafter, but only so long as its continuance is approved at least annually by (i) the Board or (ii) a vote of a majority of the outstanding voting securities of the Fund, provided that in either event continuance is also approved by a majority of the Independent Trustees. As with the current Advisory Agreement, the New Advisory Agreement automatically terminates in the event of its assignment and may be terminated upon 60 days’ notice by either Cutler or the Fund. In the case of termination by the Fund, the action must be authorized (i) by resolution of the Board, including the vote or written consent of the Trustees who are not parties to the (new or current) Advisory Agreement or interested persons of either party to thereto, or (ii) by vote of majority of the outstanding voting securities of the Fund.

The New Advisory Agreement, like the current Advisory Agreement, provides that Cutler shall not be subject to any liability in connection with the performance of its services thereunder in the absence of willful misfeasance, bad faith, gross negligence or reckless disregard of its obligations and duties.

Subject to shareholder approval, the Trust will enter into the New Advisory Agreement with Cutler. If the New Advisory Agreement with Cutler is not approved by shareholders, the Board and Cutler will consider other options, including a new or modified request for shareholder approval of the New Advisory Agreement.

The New Advisory Agreement is attached as Appendix A. You should read the New Advisory Agreement. The description in this Proxy Statement of the New Advisory Agreement is only a summary.

Information Concerning Cutler

Cutler is a limited liability company organized in the state of Oregon and located at 525 Bigham Knoll, Jacksonville, Oregon 97530. The names, addresses and principal occupations of the principal executive officers of Cutler as of the date of this Proxy Statement are set forth below:

Name	Title
Brooke Cutler Ashland	Chief Compliance Officer
Carol S. Fischer	Member and Director of Client Relations
Erich M. Patten	Member, President, Chief Investment Officer and Portfolio Manager
Matthew C. Patten	Member, Chief Executive Officer and Portfolio Manager
Brook Anderson	Chief Operating Officer

The Adviser is registered as an investment adviser with the SEC under the Investment Advisers Act of 1940. Erich Patten, Matthew Patten and Brooke Ashland (as Chief Compliance Officer) control the Adviser.

Evaluation by the Board of Trustees

At the Board Meeting, the Trustees considered the approval of the New Advisory Agreement. The Trustees were assisted by independent legal counsel and fund counsel throughout the agreement review process. The Trustees relied upon the advice of independent legal counsel and fund counsel, and their own business judgment in determining the material factors to be considered in evaluating the New Advisory Agreement and the weight to be given to each such factor. The conclusions reached by the Trustees were based on a comprehensive evaluation of all of the information provided and were not the result of any one factor. Moreover, each Trustee may have afforded different weight to the various factors in reaching his conclusions with respect to the New Advisory Agreement.

Nature, Extent and Quality of Services. The Independent Trustees considered the background, qualifications, education and experience of the Adviser’s investment and operational personnel as well as each individual’s area of responsibility and the percentage of time committed to the Fund’s activities. The Independent Trustees reviewed the services provided by the Adviser to the Fund which include (1) investing the Fund’s assets in accordance with the Fund’s investment objective and investment policies; (2) determining the portfolio securities to be purchased, sold or otherwise disposed of and the timing of such transactions; (3) overseeing the voting of all proxies with respect to the Fund’s portfolio securities; (4) maintaining the required books and records for transactions that the Adviser effects on behalf of the Fund; and (5) selecting broker-dealers to execute orders on behalf of the Fund. The Independent Trustees also discussed and considered the quality of administrative and other services provided by the Adviser to the Fund, the Adviser’s and the Trust’s compliance programs, and the Adviser’s role in coordinating such services and programs. Additionally, the Independent Trustees made note of the Adviser’s distribution and marketing services provided at the Fund level, as well as the investment in additional personnel resources to promote the Fund’s growth. The Trustees determined that they are thoroughly satisfied with the nature, extent and excellent quality of services that the Adviser has provided under the current Advisory Agreement and will provide under the New Advisory Agreement.

Fund and Adviser Investment Performance. The Independent Trustees noted the review, analysis and discussion which took place during the Board Meeting regarding both Adviser and Fund performance. The Independent Trustees stated that their review had encompassed the Fund’s performance over various time periods compared to its benchmark index and an Equity Fund Peer Group and had considered management’s discussion of the Fund’s performance as well as the Fund’s investment strategies. After further review and consideration of the information provided to them, the Independent Trustees determined that the Fund’s overall performance had been satisfactory under the circumstances.

Costs of the Services Provided and Profits Realized by the Adviser. With respect to this factor, the Independent Trustees considered the profitability of the Adviser with respect to its Fund management. The Independent Trustees concluded that the Adviser’s profitability was reasonable given the quality and scope of services that the Adviser had provided and the overall Fund investment performance. They further noted that the fees charged are well within the range of fees charged by their competitors. After a full discussion and review of the information offered, the Independent Trustees determined that the advisory fee payable under the New Advisory Agreement, which is identical to the advisory fee payable under the current Advisory Agreement, was fair, reasonable, and not excessive when considered in light of the services provided, size of the Fund relative to other funds in its Morningstar category, and all relevant factors, including the level of services provided by the Adviser to the Fund and its shareholders.

Economies of Scale. The Independent Trustees concluded that, based on the Fund’s current asset level, the extent to which economies of scale would be realized as the Fund grew, and whether fee levels reflected these economies of scale, were not relevant to their consideration whether to approve the New Advisory Agreement with the Adviser. After further discussion, it was the determination of the Independent Trustees there are not sufficient economies of scale to require fee breakpoints at the present time.

Other Benefits. Regarding this factor, the Independent Trustees noted that the Trust did not have any soft dollar arrangements with broker-dealers that would otherwise benefit the Adviser. The Independent Trustees also considered other benefits the Adviser may have received from its management of the Fund and determined that the Adviser would not receive additional material financial benefits from services rendered to the Fund.

Conclusion. Having requested and received such information from the Adviser as the Board believed to be reasonably necessary to evaluate the terms of the New Advisory Agreement, and as assisted by the advice of Counsel, the Board concluded that the advisory fee structure was reasonable, and that approval of the New Advisory Agreement was in the best interests of the Fund and its shareholders.

Recommendation of the Board

THE BOARD, INCLUDING THE INDEPENDENT TRUSTEES, UNANIMOUSLY RECOMMENDS THAT YOU VOTE “FOR”THE APPROVAL OF THE NEW ADVISORY AGREEMENT BETWEEN THE TRUST AND CUTLER.

PROPOSAL 2:	To ratify payment of certain amounts accrued and paid to Cutler Investment Counsel, LLC that are the costs of providing advisory services

For the avoidance of any doubt, the Trust is seeking ratification of certain amounts that reflect the costs of advisory services provided by Cutler under the current Advisory Agreement for the period from the date of the Transaction to the date the New Advisory Agreement is approved. The amounts being ratified do not reflect the full amount of advisory fees paid during the period since the Transaction, but instead represent the actual costs of providing such services. Since the date of the Transaction Cutler’s advisory fees have been accrued at its current investment advisory expense equal to an annual fee of 0.75% of the Fund’s average daily net assets, subject to any required waivers pursuant to Cutler’s expense limitation agreement. As of June 30, 2023, the advisory fees paid to Cutler since April 2021 with respect to the Fund are $3,042,450, all of which were previously approved and determined to be reasonable compensation by the Board. The actual costs of such Services were less than the fees paid, and the difference will be calculated through the shareholder approval date and reimbursed to the Fund.

In connection with the approval of the New Advisory Agreement, the Trustees are requesting that shareholders ratify and approve the payment to Cutler of such amounts for Cutler’s service to the Fund since April, 2021. Approval of payment to Cutler for its service as the investment adviser to the Fund since April 2021 will not increase the fees paid by the Fund or the Fund’s shareholders and these amounts have already been paid. It will result in a reimbursement to the Fund and therefore indirectly to its shareholders, the amount to be calculated as of the date the New Advisory Agreement is approved.

Evaluation by the Board of Trustees

At Board Meetings held in August and on November 16, 2023, the Board discussed the appropriateness of ratifying the payment of such cost of services provided under the current Advisory Agreement since April, 2021. The Board considered that Cutler had continued to manage the Fund with the same amount of resources and expertise as it had since the inception of the Fund. The Board noted that there had been no interruption in Cutler’s management of the Fund since the date of the Transaction and that the Transaction did not appear to have had any effect on how Cutler managed the Fund. The Board further noted it would be unfair to Cutler to have to forfeit the accrued advisory fees and/or repay advisory fees previously paid and that the shareholders should not unjustly benefit from Cutler’s management of the Fund’s assets without paying for such services. Furthermore, they noted that both the Trustees and Adviser relied upon the legal opinion provided by Adviser’s counsel that the changes in the equity ownership of the Adviser among the family members was not a change of control of the Adviser. Accordingly, the Trustees concluded that it was appropriate that any advisory fees withheld from Cutler, as well as any amounts previously paid to Cutler, with respect to the Fund, since April, 2021 until the date on which the New Advisory Agreement is approved by the Fund’s shareholders, be paid to Cutler and that Cutler be allowed to retain the amount of its costs in providing advisory services since April, 2021 for its services to the Fund. The Adviser has agreed to reimburse the Fund the difference between its costs and the advisory fees that have been paid.

In the event that this Proposal 2 is not approved, a new proxy solicitation may be sent to shareholders to ratify the aforementioned accrued and paid advisory fees earned by Cutler Investment Counsel, LLC. The Trustees have deliberated and confirmed that the Adviser is entitled to reimbursement of its costs in providing the services to the Fund, and Proposal #2 is being presented for the avoidance of any doubt. If a new proxy solicitation is not sent, or Proposal 2 fails to pass, the Trust and Cutler may further consider how to compensate Cutler for such services rendered. Cutler may also reevaluate whether it desires to continue providing services to the Fund.

Recommendation of the Board

The Board, including the Independent Trustees, recommends that shareholders of the Fund vote “FOR” approval of the payment of amounts paid to Cutler for its service to the Fund since April 2021.

PROPOSAL 3:	To approve a revision to the Fund’s fundamental policy that would allow the Fund to engage in securities lending

Shareholders are being asked to amend the Fund’s fundamental investment policy on lending in order to allow the Fund to engage in securities lending. A fundamental policy is a policy that can be changed only by approval of a majority of the Fund’s outstanding shareholders. The 1940 Act requires every mutual fund to have a fundamental policy regarding making loans to other persons. As a general matter, the 1940 Act permits funds to lend their portfolio securities, subject to certain restrictions and guidelines developed by the SEC staff:

●	A Fund may not loan securities equal in value to no more than 1/3 of its total assets.

●	A Fund must receive 100% collateral in the form of cash or U.S. government securities. This collateral must be valued daily and, should the market value of the loaned securities increase, the borrower must furnish additional collateral to the Fund.

●	During the time portfolio securities are on loan, the borrower must pay the Fund a reasonable return on the loaned securities.

●	The loans must be subject to termination by the Fund or the borrower at any time.

The Fund’s existing limitation is more restrictive than the requirements of the 1940 Act and has the effect of unnecessarily limiting the Fund’s lending practices.

Listed below is a description of the Fund’s current and proposed fundamental limitation with respect to loans and the implications of the Proposal:

Current Fundamental Limitation	Proposed Fundamental Limitation
The Fund may not enter into repurchase agreements, lend securities or otherwise make loans; except through the purchase of debt securities that may be purchased by the Fund.	The Fund will not make loans to other persons, except (a) by loaning portfolio securities, (b) by engaging in repurchase agreements, (c) by purchasing nonpublicly offered debt securities, (d) by purchasing commercial paper, or (e) by entering into any other lending arrangement permitted by the 1940 Act, any rules and regulations promulgated thereunder or interpretation of the SEC or its staff. For purposes of this limitation, the term “loans” shall not include the purchase of a portion of an issue of publicly distributed bonds, debentures or other debt securities.
Purpose of Proposal	Effect of Proposal
The purpose of this Proposal is to make the Fund’s fundamental investment limitation with respect to loans consistent with applicable limitations under the 1940 Act. The proposed amendments would expand the Fund’s’ ability to enter into lending arrangements to the extent permitted by the 1940 Act and clarify certain types of arrangements that are specifically permitted.

The proposed amendment is not expected to change the way the Fund is managed or affect its operations. The Fund currently does not intend to change its investment strategies with respect to loans. If the Fund were to avail itself of the ability to engage in lending practices to a greater extent than is currently permitted, such practices would be subject to review by the Board and would be reflected in the Fund’s disclosures to shareholders, including any material risks, as appropriate.

Risks of Proposal. The risks of engaging in lending practices include a delay in the recovery of the loaned securities or a loss of rights in the collateral received, if the borrower fails financially.

Recommendation of the Board

THE BOARD, INCLUDING THE INDEPENDENT TRUSTEES, recommends that shareholders vote “FOR” approval OF PROPOSAL 3.

PROPOSAL 4-5:	To approve amendments to the Trust’s Agreement and Declaration of Trust

Shareholders are being asked to approve an amendment to the Trust’s Amended and Restated Agreement and Declaration of Trust (the “Current Declaration of Trust”) primarily to provide more operational specificity and potential operational efficiency for the Fund. The proposed changes are intended to make the administration of the Fund more efficient and cost-effective on an on-going basis and provide more flexibility for the operations of the Fund. The Fund is seeking shareholder approval for one specific change in the Current Declaration of Trust because it substantively affects shareholder rights. Additionally, for continuity in the approval of the Proposed Agreement and Declaration of Trust, the Fund is also asking for approval of the remaining changes not specifically addressed in Proposal 4 below. Hereinafter, the Fund’s Trust Instrument and the Proposed Agreement and Declaration of Trust may be referred to as Declaration of Trust as the context indicates.

PROPOSAL 4:	To change the authority to dissolve the Fund

Currently, the Fund may be dissolved by a vote of the majority of the Trustees, subject to a Majority Shareholder Vote. As defined in the Current Declaration of Trust, Majority Shareholder Vote has the same meaning as the term “vote of a majority of the outstanding voting securities” as given in the 1940 Act, as modified by or interpreted by any applicable order or orders of the SEC or any rule or regulations adopted by, or interpreted releases, of the SEC thereunder. Under the 1940 Act, a “majority of the outstanding voting securities” is defined as the lesser of: (1) 67% or more of the voting securities of the Fund entitled to vote that are present in person or by proxy at a Meeting, if the holders of more than 50% of the outstanding voting securities entitled to vote thereon are in person or represented by proxy; or (2) more than 50% of the outstanding voting securities of the Fund entitled to vote thereon. As proposed, the Fund and/or Trust may be dissolved only upon the approval of a majority of the Trustees. The change is intended to allow the Board, in the appropriate circumstances, to make a determination that dissolution is in the best interest of the Fund and its shareholders without requiring the Fund to incur costs of a proxy statement and shareholder meeting to seek shareholder approval of dissolution. The Trustees further noted that if the Adviser were to resign and there was no replacement adviser, as a practical matter the Fund would necessarily need to redeem existing shareholders and terminate before it no longer had an investment adviser to manage the Fund.

Provision	Current Trust Instrument	Proposed Agreement and Declaration of Trust
Termination of Trust

The Trustees may, subject to a Majority Shareholder Vote of each Series affected by the matter or, if applicable, to a Majority Shareholder Vote of the Trust, and subject to a vote of a majority of the Trustees,

(i) sell and convey all or substantially all of the assets of the Trust or any affected Series to another trust, partnership, association or corporation, or to a separate series of shares thereof, organized under the laws of any state which trust, partnership, association or corporation is an open-end management investment company as defined in the 1940 Act, or is a series thereof, for adequate consideration which may include the assumption of all outstanding obligations, taxes and other liabilities, accrued or contingent, of the Trust or any affected Series, and which may include shares of beneficial interest, stock or other ownership interests of such trust, partnership, association or corporation or of a series thereof; or

(ii) at any time sell and convert into money all of the assets of the Trust or any affected Series.

The Trustees, without requiring shareholder approval, may, subject to a vote of a majority of the Trustees,

(i) sell and convey all or substantially all of the assets of the Trust or any affected Series to another trust, partnership, association or corporation, or to a separate series of shares thereof, organized under the laws of any state which trust, partnership, association or corporation is an open-end management investment company as defined in the 1940 Act, or is a series thereof, for adequate consideration which may include the assumption of all outstanding obligations, taxes and other liabilities, accrued or contingent, of the Trust or any affected Series, and which may include shares of beneficial interest, stock or other ownership interests of such trust, partnership, association or corporation or of a series thereof; or

(ii) at any time sell and convert into money all of the assets of the Trust or any affected Series.

 Recommendation of the Board

THE BOARD, INCLUDING THE INDEPENDENT TRUSTEES, recommends that shareholders vote “FOR” approval OF PROPOSAL 4.

PROPOSAL 5:	To approve all other changes to the Trust’s Declaration of Trust not addressed in Proposal 4.

To provide greater certainty to the future operation of the Fund, the Board asks that shareholders approve the remaining elements of the Agreement and Declaration of Trust for the Trust, even though they may have already expressly approved certain specific elements in proposal 4.

The summary below identifies certain changes that a shareholder might consider relevant. The description in this Proxy Statement of the Proposed Agreement and Declaration of Trust is only a summary of some changes that a shareholder might consider relevant. The Proposed Agreement and Declaration of Trust which reflects all changes to the current Declaration of Trust is attached as Appendix B. You should read the Proposed Agreement and Declaration of Trust.

Summary of Certain Proposed Changes to the Declaration of Trust

(A)	Shares of a series may be exchanged for shares of another series of the Trust of the same class in manner and at such time determined by the Trustees.

(B)	Trustees have the power and authority to authorize the lending of portfolio securities of any Series, as described in Proposal 3.

(C)	The fiscal year end of the Trust and any Series may be changed by the Trustees.

(D)	An investment adviser, with Trustee approval, may employ a sub-adviser. Adding a sub-adviser would require shareholder approval, unless the Trust has received and complied with exemptive relief from the SEC to do so without shareholder approval.

Recommendation of the Board

THE BOARD, INCLUDING THE INDEPENDENT TRUSTEES, recommends that shareholders vote “FOR” approval OF PROPOSAL 5.

PROPOSAL 6:	To approve the Amended and Restated Bylaws of the Trust

Shareholders are being asked to approve an amendment to the Trust’s Bylaws to reflect modern methods of remote communication, make the administration of the Fund more efficient and cost effective on a going forward basis and provide more flexibility for the operations of the Fund, and reflect current requirements of the 1940 Act, as amended (to have a chief compliance officer). Summarized below are some of the key provisions of the Proposed Bylaws. The current Bylaws and the Proposed Amended and Restated Bylaws are substantially similar in all other material respects. The Proposed Amended and Restated Bylaws marked to reflect changes to the current Bylaws are attached as Appendix C. You should read the Proposed Amended and Restated Bylaws. The description in this Proxy Statement of the Proposed Amended and Restated Bylaws is only a summary, which is qualified in its entirety by reference to the Proposed Amended and Restated Bylaws.

Provision	Current Bylaws	Proposed Amended and Restated Bylaws
Officers	The officers of the Trust shall be a President, Treasurer and Secretary	The officers of the Trust shall be a President, Principal Executive Officer, a Chief Compliance Officer, a Treasurer, a Principal Financial Officer, and a Secretary.
Shareholder Meetings	A special meeting of the shareholders shall be called by the Secretary.	A special meeting of the shareholders shall be called (by means of teleconference/phone, video conferencing, or similar communications equipment by means of which all persons participating in the meeting can hear each other as provided for in the Trust instrument) by the Secretary.

Recommendation of the Board

THE BOARD, INCLUDING THE INDEPENDENT TRUSTEES, recommends that shareholders vote “FOR” approval OF PROPOSAL 6.

PROPOSAL 7:	To elect four individuals to serve on the Board of Trustees of the Trust

The Board of Trustees of the Trust has nominated four individuals (the “Nominees”) for election to the Board. At the Meeting, the shareholders of the Trust will be asked to elect the Nominees to serve on the Board of Trustees of the Trust. It is intended that the enclosed Proxy will be voted FOR the election of the four Nominees named below as Trustees, unless such authority has been withheld in the Proxy.

Shareholders are being asked to elect the following individuals described herein to the Board of Trustees: Messrs. Matthew C. Patten, Robert F. Turner, Edward T. Alter and Michael E. Burrill Jr. (“Nominees”). Mr. Patten is an “interested person” of the Trust under the 1940 Act because he is an employee of Cutler Investment Counsel, LLC (the “Adviser”), the Trust’s investment adviser, and is deemed to have a financial interest in the Trust (“Interested Person”). Messrs. Patten, Turner, Alter and Burrill are incumbent Trustees, and Messrs. Patten, Turner and Alter were elected by shareholders of the Trust to serve as Trustees of the Trust on August 30, 2013. Mr. Burrill was appointed to serve as a Trustee by the Board of Trustees on August 10, 2023, but has not been elected by shareholders of the Trust.

The 1940 Act provides that vacancies on the Board of Trustees may not be filled by Trustees unless at least two-thirds of the Trustees have been elected by shareholders. Accordingly, to ensure continued compliance with the forgoing requirements of the 1940 Act, shareholders are being asked at this Meeting to elect the four Nominees. The Nominees will be elected for indefinite terms, subject to death, resignation, retirement or removal. Each Nominee has indicated a willingness to serve as a member of the Board of Trustees if elected. If any of the Nominees should not be available for election, the persons named as proxies (or their substitutes) may vote for other persons in their discretion. However, management has no reason to believe that any Nominee will be unavailable for election. In evaluating the Nominees, the Trustees took into account their background and experience, including their familiarity with the issues relating to the Fund as well as their distinguished careers. The Trustees also considered the prior experience of certain of the Nominees as Trustees of the Trust.

The Board of Trustees Generally

The business and affairs of the Trust are managed under the direction of the Board in compliance with the laws of the State of Delaware. Among its duties, the Board generally meets and reviews on a quarterly basis the operations of the Fund as conducted by the Fund’s service providers. The Trustees’ management of the Trust also includes a periodic review of the service providers’ agreements and fees charged to the Fund. Subject to the 1940 Act, applicable Delaware law and the Trust’s Declaration of Trust and Bylaws, the Trustees may fill vacancies in or reduce or increase the number of Board members, and may elect and remove such officers and appoint and terminate such agents as they consider appropriate. They may appoint from their own number and establish and terminate one or more committees consisting of two or more Trustees who may exercise the powers and authority of the Board to the extent that the Trustees determine, and in accordance with the 1940 Act and state law. The Trustees may, in general, delegate such authority as they consider desirable to any officer of the Trust, to any Committee of the Board and to any agent or employee of the Trust. The Trust has not adopted procedures by which shareholders of the Fund may recommend nominees to the Board of Trustees.

The Trust shall indemnify each of its Trustees against all liabilities, including but not limited to amounts paid in satisfaction of judgments, in compromise or as fines and penalties, and expenses, including reasonable accountants’ and counsel fees, incurred by any Trustee in connection with the defense or disposition of any action, suit or other proceeding, whether civil or criminal, before any court or administrative or legislative body, in which such Trustee may be or may have been involved as a party or otherwise or with which such Trustee may be or may have been threatened, while in office or thereafter, by reason of being or having been such a Trustee, except that no Trustee shall be indemnified against any liability to the Trust or its shareholders to which such Trustee would otherwise be subject by reason of willful misfeasance, bad faith, gross negligence or reckless disregard of the duties involved in the conduct of such Trustee’s office.

The Trust’s Audit Committee assists the Board in fulfilling its responsibility for oversight of the quality and integrity of the accounting, auditing and financial reporting practices of the Trust. It also selects the Trust’s independent registered public accounting firm, reviews the methods, scope, and result of the audits, approves the fees charged for audit and non-audit services, and reviews the Trust’s internal accounting procedures and controls. Cohen & Company Ltd. has served as the Trust’s independent public accounting firm since 2017.

Information Regarding the Nominees and Executive Officers

The Nominating Committee has reviewed the experience, qualifications, attributes and skills of the Nominees. In evaluating the Nominees, the Committee took into account the contribution that each Nominee is expected to make to the diverse mix of experience, qualifications, attributes and skills that the Committee believes contribute to good governance for the Trust. The Board has concluded, based on each Nominee’s experience, qualifications, attributes or skills on an individual basis and in combination with the other Trustees, that each Nominee is qualified to serve on the Board. The Board believes that the Nominees’ ability to review critically, evaluate, question and discuss information provided to them, to interact effectively with the Adviser, other service providers, legal counsel and independent public accountants, and to exercise effective business judgment in the performance of their duties as Trustees, support this conclusion. In determining that a particular Nominee is and will continue to be qualified to serve as a Trustee, the Board considers a variety of criteria, none of which, in isolation, is controlling.

The table below is a summary of the specific experience, qualifications, attributes and/or skills for each Nominee.

Interested Trustee Nominee
Matthew C. Patten	Mr. Patten has served as a Portfolio Manager of the Adviser and its affiliates since 2003, President of the Adviser from 2004-2014 and Chief Executive Officer since 2014. He holds a B.A. degree in Economics and Environmental Geo-Science from Boston College and was awarded his M.B.A. from the University of Chicago. Mr. Matthew Patten has served as a Trustee since 2004. The Board has concluded that Mr. Matthew is suitable to serve as a Trustee because of his past service and experience as a Trustee of the Trust, his professional investment and business experience, and his academic background.
Independent Trustee Nominees
Robert F. Turner	Mr. Turner retired in February 2012 as Chairman of Jeld-Wen, Inc., a manufacturing company. He previously had served as Executive Vice President and Chief Operating Officer of Jeld-Wen, Inc. from 1999 to 2010. Mr. Turner holds a B.S. degree in Business from the University of Oregon. Mr. Turner has served on the Boards of several nonprofit organizations, including the University of Oregon Foundation and Jeld-Wen Foundation. The Board has concluded that Mr. Turner is suitable to serve as a Trustee because of his business experience, his academic background and his service on other boards.
Edward T. Alter	Mr. Alter retired in January 2009 after 28 years as Treasurer of the State of Utah. He holds a B.A. degree in Banking and Finance and an M.B.A. from the University of Utah. Mr. Alter is a Certified Public Accountant and has over 40 years of accounting and financial management experience. He was formerly a member of the Utah State Bonding Commission, the Private Activity Bond Review Board and the Utah Housing and Finance Agency Board. Mr. Alter was a board member of the Utah Retirement System where he served for 36 years including 9 years as Board President. He has also served as a member of the Utah Educational Savings Plan (My 529) Board and the Utah Higher Education Assistance Board. The Board has concluded that Mr. Alter is suitable to serve as a Trustee because of his professional investment and business experience, his academic background and his service and leadership on other boards.
Michael E. Burrill Jr.	Mr. Burrill is the President of Burrill Resources, a real estate holding company. He has been a Board member of Mercy Flights, Inc., a medical transportation company, since 2008 and served as the Chair from 2013 until 2019. Mr. Burrill also served as a board member of Britt Festival, a non-profit performing arts festival, from 2010 until 2019, serving as Chair from 2015 until 2017. He is also a Board member of Jacksonville Boosters Foundation, a charitable non-profit foundation. The Board has concluded that Mr. Burrill is suitable to serve as a Trustee because of his professional investment and business experience, his academic background and his service and leadership on other boards.

The following is a list of the current Trustees, Nominees and executive officers of the Trust. The business address of each current Trustee, Nominee and executive officer is 525 Bigham Knoll, Jacksonville, Oregon 97530, except for Ms. Merchant, Ms. Franklin, and Mr. Preston, whose business address is 225 Pictoria Drive, Suite 450, Cincinnati, Ohio 45246. Mr. Matthew Patten is the sole Nominee who is an Interested Person of the Trust as indicated below. No Nominee holds any directorships of any other investment company registered under the 1940 Act or any company whose securities are registered under the Securities Exchange Act of 1934 or which file reports under that Act. By virtue of the position any such person has held as a Trustee or executive officer or the Trust since the beginning of the last fiscal year, or as a Nominee for election as a Trustee of the Trust, each such person has an interest in the continuation of the Trust, including approvals of Proposals 1 and 2 with respect to approving a new advisory agreement with the Adviser and ratifying prior fees for services rendered.. Matthew Patten, Erich Patten and Brooke Ashland have a direct interest in approvals of Proposals 1 and 2 because they own equity interest in and/or serve as an executive officer of the Adviser.

Name, Address and Age	Position(s) Held with Trust	Length of Time Served	Principal Occupation(s) and Directorships of Public Companies During the Past 5 Years	Number of Funds in Trust Overseen by Trustee/ Nominee
Interested Trustee Nominee:
Matthew C. Patten(1) Year of Birth: 1975	Chairman, Trustee, Treasurer and Nominee	Treasurer Since March 2004 Trustee Since September 2006	Chief Executive Officer and Partner of Cutler Investment Counsel, LLC (since 2014); Portfolio Manager of Cutler Investment Counsel, LLC (since 2003); President of Cutler Investment Counsel, LLC (2004-2014).	1

(1)	Matthew C. Patten is an Interested Trustee because of the positions he holds with the Adviser and its affiliates. Matthew C. Patten is the son of Brooke C. Ashland, Chief Compliance Officer of the Adviser.

Name, Address and Age	Position(s) Held with Trust	Length of Time Served	Principal Occupation(s) and Directorships of Public Companies During the Past 5 Years	Number of Funds in Trust Overseen by Trustee/ Nominee
Independent Trustee Nominees:
Robert F. Turner Year of Birth: 1946	Trustee and Nominee	Since September 2012	Retired	1
Edward T. Alter, CPA Year of Birth: 1941	Trustee and Nominee	Since August 2013	Retired	1
Michael E. Burrill Jr. Year of Birth: 1969	Trustee and Nominee	Since August 2023	President of Burrill Resources, a real estate holding company since 2005. Board member of Mercy Flights, Inc., a medical transportation company since 2008 and Chair of Mercy Flights, Inc. from February 2013 until 2019. Mr. Burrill is a Board member of Jacksonville Boosters Foundation, a charitable non-profit foundation. He also served as a board member of Britt Festival, a non-profit performing arts festival, from 2010 until 2019, and served as Chair from 2015 until 2017.	1

Executive Officers
Erich M. Patten (1) Year of Birth: 1977	President	Since March 2004	Portfolio Manager, Chief Investment Officer and Partner of Cutler Investment Counsel, LLC (since 2003).
Brooke C. Ashland (1) Year of Birth: 1951	Vice President and Chief Compliance Officer	Since June 2002	Chair of Cutler Investment Counsel, LLC (since 2014); Chief Compliance Officer of Cutler Investment Counsel, LLC (since 2003); Chief Executive Officer of Cutler Investment Counsel, LLC (2003 to 2014).
Jennifer L. Merchant Year of Birth: 1975	Secretary	Since August 2022	Assistant Vice President, Legal Administration, Ultimus Fund Solutions, LLC (since February 2022); Legal Services Director (October 2021 to February 2022) and Legal Counsel (September 2019 to October 2021), Washington State Treasurer; Investment Officer, Washington State Investment Board (October 2010 to August 2019).
Jennifer L. Leamer Year of Birth: 1976	Vice President	November 2020 - December 31, 2023	Senior Vice President, Fund Accounting of Ultimus Fund Solutions, LLC (since 2014).
Stephen L. Preston Year of Birth: 1966	Anti-Money Laundering Officer and AVP	Since November 2016	Chief Compliance Officer, Ultimus Fund Distributors, LLC (since June 2011); Chief Compliance Officer, Ultimus Fund Solutions, LLC (June 2011 to August 2019).
Tiffany R. Franklin Year of Birth: 1975	Assistant Secretary	Since August 2018	Senior Paralegal, Ultimus Fund Solutions, LLC (since April 2011).

(1)	Erich M. Patten is the son of Brooke C. Ashland, Chief Compliance Officer of the Adviser.

Board Leadership Structure, Committee Arrangements and Risk Oversight

The Board of Trustees currently consists of four Trustees, three of whom are Independent Trustees. The Board is responsible for the oversight of the Trust. The Board is responsible for overseeing the Adviser and the Trust’s other service providers in the operations of the Fund in accordance with the 1940 Act, other applicable federal and state laws, and the Trust’s Declaration of Trust.

The Board met four times during the fiscal year ended June 30, 2023. The Board meets in person or by telephone at regularly scheduled meetings throughout the year. In addition, the Trustees may meet in person or by telephone at special meetings or on an informal basis at other times. The Independent Trustees also meet at least quarterly without the presence of any representatives of management. The Board has established four standing committees and may also establish ad hoc committees or working groups from time to time to assist the Board in fulfilling its oversight responsibilities. The Independent Trustees have also engaged independent legal counsel and may from time to time engage consultants and other advisors to assist them in performing their oversight responsibilities.

The Board is led by its Chairman, Matthew C. Patten. Mr. Matthew Patten is affiliated with the Adviser and is considered to be an “interested person” of the Trust within the meaning of the 1940 Act because he is the President of the Adviser. As Chairman, Mr. Matthew Patten has primary responsibility for setting the agenda for each Board meeting, presiding at each Board meeting and acting as the Board’s liaison with the various service providers.

Robert Turner serves as the Lead Independent Trustee. He presides at all Executive Sessions of the Independent Trustees and has the authority to preside at meetings of the Board at which the Chairman of the Board is not present. In his role as Lead Independent Trustee, Mr. Turner facilitates communication and coordination between the Independent Trustees and Trust management. He also reviews meeting agendas for the Board and the information provided by management to the Independent Trustees as needed.

The Board reviews its structure regularly and believes that its leadership structure, including having a majority of Independent Trustees, coupled with the responsibilities undertaken by Mr. Matthew Patten as Chairman and Mr. Robert Turner as Lead Independent Trustee, is appropriate and in the best interests of the Trust, given its specific characteristics such as the Board’s size (four Trustees), the size of the fund complex (one Fund) and the Fund’s investment style (publicly traded, primarily large-cap equity securities). The Board also believes its leadership structure facilitates the orderly and efficient flow of information to the Independent Trustees from Trust management.

Board Committees. The Board has established an Audit Committee, a Nominating Committee and a Qualified Legal Compliance Committee (“QLCC”). The Board of Trustees has determined that its committees help ensure that the Fund has effective and independent governance and oversight. The members of the Audit and Nominating Committees and the QLCC are the three Independent Trustees: Edward T. Alter, Robert F. Turner and Michael Burrill. Michael Burrill serves as the Chairman of the QLCC and the Nominating Committee and Mr. Alter serves as the Chairman of the Audit Committee. Each Committee Chairman has primary responsibility for setting the agendas and presides at all meetings of the Committee for which he serves as Chairman. Each Committee Chairman facilitates communications and coordination between the Independent Trustees and Trust management with respect to the matters overseen by that Committee.

Audit Committee. The Audit Committee assists the Board in fulfilling its responsibility for oversight of the quality and integrity of the accounting, auditing and financial reporting practices of the Trust. It also selects the Trust’s independent registered public accounting firm, reviews the methods, scope, and result of the audits, approves the fees charged for audit and non-audit services, and reviews the Trust’s internal accounting procedures and controls. The Audit Committee met twice during the fiscal year ended June 30, 2023.

Nominating Committee. The Nominating Committee is charged with the duty of nominating all Independent Trustees and committee members and presenting these nominations to the Board. The Nominating Committee does not currently consider shareholder nominations. The Nominating Committee, which meets when necessary, did not meet during the fiscal year ended June 30, 2023.

Qualified Legal Compliance Committee. The Qualified Legal Compliance Committee is responsible for receiving and investigating reports from attorneys representing the Trust of material violations of securities laws, a material breach of fiduciary duty or a similar material violation. The Qualified Legal Compliance Committee did not meet during the fiscal year ended June 30, 2023 because no such reports were made during that period.

Risk Oversight. An integral part of the Board’s overall responsibility for overseeing the management and operations of the Trust is the Board’s oversight of the risk management of the Trust’s investment programs and business affairs. The Fund is subject to a number of risks, such as investment risk, credit risk, valuation risk, operational risk, and legal, compliance and regulatory risk. The Trust, the Adviser and the other service providers have implemented various processes, procedures and controls to identify risks to the Fund, to lessen the probability of their occurrence and to mitigate any adverse effect should they occur. Different processes, procedures and controls are employed with respect to different types of risks. These systems include those that are embedded in the conduct of the regular operations of the Board and in the regular responsibilities of the officers of the Trust and the other service providers.

The Board exercises oversight of the risk management process through the Board itself and through its various committees. In addition to adopting, and periodically reviewing, policies and procedures designed to address risks to the Fund, the Board requires management of the Adviser and the Trust, including the Trust’s Chief Compliance Officer, to report to the Board and the committees on a variety of matters, including matters relating to risk management, at regular and special meetings. The Board and the committees receive regular reports from the Trust’s independent registered public accounting firm on internal control and financial reporting matters. On at least an annual basis, the Independent Trustees meet separately with the Trust’s Chief Compliance Officer, outside the presence of management, to discuss issues related to compliance. Furthermore, the Board receives an annual report from the Trust’s Chief Compliance Officer regarding the operation of the compliance policies and procedures of the Trust and its primary service providers.

The Board also receives quarterly reports from the Adviser on the investments and securities trading of the Fund, including the investment performance of the Fund, as well as reports regarding the valuation of the Fund’s securities. In addition, in its annual review of the Fund’s investment advisory agreement, the Board reviews information provided by the Adviser relating to its operational capabilities, financial condition and resources. The Board also conducts an annual self-evaluation that includes a review of its effectiveness in overseeing, among other things, the number of funds in the Trust and the effectiveness of its committee structure.

Although the risk management policies of the Adviser and the Trust’s other service providers are designed to be effective, those policies and their implementation vary among service providers and over time, and there is no guarantee that they will be effective. Not all risks that may affect the Trust can be identified or processes and controls developed to eliminate or mitigate their occurrence or effects, and some risks are simply beyond the control of the Trust, the Adviser or its affiliates, or other service providers to the Trust. The Board may at any time, and in its sole discretion, change the manner in which it conducts its risk oversight role.

Trustee Ownership of Fund Shares. The following table shows each Nominee’s beneficial ownership of shares in the Fund as of December 31, 2022.

Trustee/Nominee	Dollar Range of Beneficial Ownership in the Fund as of December 31, 2022
Interested Trustee
Matthew C. Patten	Over $100,000
Independent Trustees
Robert F. Turner	None
Edward T. Alter	None
Michael E. Burrill Jr.	Over $100,000

Ownership of Securities of the Adviser and Principal Underwriter. As of December 31, 2022, no Independent Trustee or any of his immediate family members owned beneficially or of record securities of the Adviser or the Trust’s principal underwriter, or any person directly or indirectly, controlling, controlled by or under common control with the Adviser or the Trust’s principal underwriter. Matthew Patten and Erich Patten, together own nearly all equity interests of the Adviser. Therefore, they have a direct and substantial interest in the outcome pf Proposals 1 and 2, which relate to the approval of a New Advisory Agreement and ratification of prior advisory fees.

Compensation of Trustees and Officers. For his service to the Trust, each Independent Trustee of the Trust is paid an annual retainer fee of $7,500, plus a fee of $1,250 per Board meeting attended. In addition, the Audit Committee Chair receives annual compensation of $5,000. The Trustees are also reimbursed for travel and related expenses incurred in attending Board meetings. Mr. Matthew Patten receives no compensation (other than reimbursement for travel and related expenses) for his service as a Trustee of the Trust. No officer or employee of the Trust is compensated by the Trust, but officers are reimbursed for travel and related expenses incurred in attending Board meetings. The following table sets forth the fees paid to each current Trustee by the Trust and the Fund Complex during the fiscal year ended June 30, 2023.

Trustee	Aggregate Compensation from the Fund	Pension or Retirement Benefits Accrued	Estimated Annual Benefits upon Retirement	Total Compensation from Trust and Fund Complex
Matthew C. Patten(1)	$0	$0	$0	$0
Robert F. Turner	$12,500	$0	$0	$12,500
Edward T. Alter	$17,500	$0	$0	$17,500
Michael E. Burrill Jr. (2)	$0	$0	$0	$0

(1)	Mr. Patten is an Interested Trustee because of the positions he holds with the Adviser and its affiliates.

(2)	Mr. Burrill did not begin to serve on the Board until August 2023.

Recommendation of the Board

THE BOARD OF TRUSTEES, INCLUDING THE INDEPENDENT TRUSTEES, UNANIMOUSLY RECOMMENDS THAT YOU VOTE “FOR” EACH OF THE NOMINEES.

PROPOSAL 8:	To approve an adjournment to solicit additional proxies if there is a quorum but insufficient proxies to approve the foregoing Proposals 1-7.

Background and Rational

Because shareholders may take longer than expected to submit votes, the Fund could find that at the date of the Meeting, a quorum is present, yet there are not sufficient votes to approve all of Proposals 1-7. In this scenario, the Board believes it would be prudent to adjourn the Meeting for up to 15 days to allow more time to solicit votes to more fully reflect the collective will of the shareholders. At an adjourned Meeting, the Fund will transact the business which would have been transacted at the original Meeting date.

THE BOARD, INCLUDING THE INDEPENDENT TRUSTEES, UNANIMOUSLY RECOMMENDS THAT YOU VOTE “FOR” APPROVING AN ADJOURNMENT TO SOLICIT ADDITIONAL PROXIES IF THERE IS A QUORUM BUT INSUFFICIENT PROXIES TO APPROVE THE FOREGOING PROPOSALS 1-7.

PROPOSAL 9:	To transact any other business, not currently contemplated, that may properly come before the Meeting or any adjournment thereof in the discretion of the proxies or their substitutes

The proxy holders have no present intention of bringing any other matter before the Meeting other than the matters described herein or matters in connection with or for the purpose of effecting the same. Neither the proxy holders nor the Board are aware of any matters which may be presented by others. If any other business shall properly come before the Meeting, the proxy holders intend to vote thereon in accordance with their best judgment.

Recommendation of the Board

THE BOARD, INCLUDING THE INDEPENDENT TRUSTEES, UNANIMOUSLY RECOMMENDS THAT YOU VOTE “FOR” TRANSACTING ANY OTHER BUSINESS, NOT CURRENTLY CONTEMPLATED, THAT MAY PROPERLY COME BEFORE THE MEETING OR ANY ADJOURNMENT THEREOF IN THE DISCRETION OF THE PROXIES OR THEIR SUBSTITUTES.

VOTING INFORMATION

Shareholders Eligible to Vote

The Board has determined that shareholders of the Fund as of the close of business on November 20, 2023 (the “Record Date”) are entitled to notice of the Meeting and are eligible to vote at the Meeting (and any adjournments or postponements thereof) on the proposals presented in this Proxy Statement. As of the Record Date, there were 7,197,377.330 shares of the Fund issued and outstanding and entitled to vote at the Meeting. All full shares of the Fund are entitled to one vote, with proportionate voting for fractional shares.

Quorum and Required Vote

In order to transact business at the Meeting, a “quorum” must be present. Under the Trust’s Trust Instrument, a quorum is constituted by the presence in person or by proxy of one-third (1/3) of the outstanding shares of the Fund entitled to vote at the Meeting.

A proxy, if properly executed, duly returned and not revoked, will be voted in accordance with the specifications therein. A proxy that is properly executed but has no voting instructions with respect to a proposal will be voted for that proposal. A shareholder may revoke a proxy at any time prior to use by filing with the Secretary of the Trust an instrument revoking the proxy, by submitting a proxy bearing a later date, or by attending and voting at the Meeting in person.

When a quorum is present at the Meeting, the affirmative vote of Record Holders that hold shares representing “the majority of the outstanding securities” of the Fund, either in person at the Meeting or by proxy, is required to approve each of Proposals 1, 2, 3, 4, 5, 6 and 8. The 1940 Act defines a majority of the outstanding securities for this purpose as the lesser of: (a) more than 50% of all outstanding shares entitled to vote; or (b) at least 67% of all shares entitled to vote which are represented in person or by proxy at a meeting at which more than 50% of the outstanding shares are represented either in person or by proxy. When a quorum is present at the Meeting, the vote of a plurality of the Trust’s outstanding shares, either in person at the Meeting or by proxy, is required for the election of Trustees (Proposal 7). Under a plurality vote, a candidate that receives the highest number of votes will be elected even if he/she receives approval from less than a majority of the votes cast.

Abstentions and Broker Non-Votes

Broker-dealer firms holding shares of the Fund in “street name” for the benefit of their customers and clients will request the instructions of such customers and clients on how to vote their shares on the proposals before the Meeting. Shares held of record by broker-dealers as to which such authority has been granted shall be counted as present for purposes of determining whether the necessary quorum of shareholders of the Fund exists. Broker-dealer firms will not be permitted to grant voting authority with respect to shares for which no instructions have been received. Shares represented by proxies that are returned to the Fund but that are marked “abstain” or on which a broker-dealer has declined to vote on the proposal (“broker non-votes”) will be counted as present for the purposes of determining a quorum. Abstentions and broker non-votes will not be counted as votes cast. Accordingly, abstentions and broker non-votes will have the same effect as a vote against each of Proposals 1, 2, 3, 4, 5, 6, and 8 while abstentions and broker non-votes will have no effect on the vote for Proposal 7.

Adjournment for Lack of Quorum

If a quorum of shareholders of the Trust is not present at the Meeting, the persons named as proxies may, but are under no obligation to, by a majority of the shares present and entitled to vote, approve one or more adjournments of the Meeting for a period or periods not more than ninety (90) days in the aggregate to permit further solicitation of proxies. Any business that might have been transacted at the Meeting may be transacted at any such adjourned session(s) at which a quorum is present. The persons named as proxies will vote all proxies in favor of adjournment if there is not a quorum.

Share Ownership Information

As of the Record Date, the following shareholders owned of record more than 5% of the outstanding shares of beneficial interest of the Fund. No other person owned of record and, according to information available to the Trust, no other person owned beneficially, 5% or more of the outstanding shares of the Fund on the Record Date.

Name and Address of Record Owner	Number of Shares	Percentage Ownership
Charles Schwab & Co. Inc. Mutual Fund/Special Custody A-C For Exclusive Benefit of Customers 211 Main Street San Francisco, CA 94105	3,747,383.4640	52.07%

The Trustees of the Trust intend to vote all of their shares in favor of the proposal described herein. As of the Record Date, the officers and Trustees of the Trust, in the aggregate, owned less than 1% of the Fund’s outstanding shares. Unless otherwise noted below, as of the Record Date, no Trustee or executive officer of the Trust beneficially owned shares of the Fund.

Name and Title	Number of Shares	Percentage Ownership
Matthew Patten, Interested Trustee	11,124.76	.00154

Control

The Fund is not controlled by any person or entity. Any shareholder that owns 25% or more of the outstanding shares of the Fund may be presumed to “control” (as that term is defined in the 1940 Act) the Fund. Shareholders with a controlling interest in the Fund could affect the outcome of voting at the Meeting or the direction of management of the Fund. Cutler or its affiliates owned less than 1% of the Fund’s outstanding shares as of the Record Date. In connection with Proposals 3, 4, 5, 6, 7, and 8, those shares of the Fund held by Cutler or its affiliates will be voted in favor of the Proposals. With respect to Proposals 1 and 2, those shares of the Fund held by Cutler and its affiliates will be voted to “mirror” the results from other shareholders, in accordance with their fiduciary obligations, to mitigate any conflicts of interest and due to the direct benefit to be received by Cutler and its affiliates upon approval of Proposals 1 and 2.

Expense and Methods of Proxy Solicitation

The total expenses of preparing, printing and mailing the proxy materials, soliciting and tabulating proxies and related legal expenses are estimated to be approximately $52,393, of which $13,548 represents the anticipated costs for proxy solicitation services. These expenses will be borne 50% by Cutler and 50% by the Fund. The Fund has retained Okapi, located at 1212 Avenue of the Americas, 24th Floor, New York, New York 10036, a professional proxy solicitation firm, to assist with the distribution of proxy materials and the solicitation and tabulation of proxies. Representatives of Cutler may also solicit proxies.

ADDITIONAL INFORMATION ON THE OPERATION OF THE FUND

Investment Adviser

Cutler Investment Counsel, LLC, 525 Bigham Knoll, Jacksonville, Oregon 97530, serves as investment adviser to the Fund.

Principal Underwriter

Ultimus Fund Distributors, LLC (the “Underwriter”) serves as the Fund’s principal underwriter and, as such, is the exclusive agent for distribution of the Fund’s shares. The Underwriter is obligated to sell shares of the Fund on a best efforts basis only against purchase orders for the shares. Shares of the Fund are offered to the public on a continuous basis. The Underwriter is located at 225 Pictoria Drive, Suite 450, Cincinnati Ohio 45246.

Administration and Other Services

Ultimus Fund Solutions, LLC (“Ultimus”) provides administrative services, accounting and pricing services, and transfer agent and shareholder services to the Fund. Ultimus is located at 225 Pictoria Drive, Suite 450, Cincinnati, Ohio 45246.

Annual and Semiannual Reports

The Fund will furnish, without charge, a copy of its most recent annual report and most recent semi-annual report succeeding such annual report, if any, upon request. To request an annual or semi-annual report, please call us toll free at 1-888-288-5374 (1-888-CUTLER4), or write to Jennifer Merchant, Secretary, The Cutler Trust, P.O. Box 46707, Cincinnati, Ohio 45246-0707. You may also download copies of the most recent annual or semi-annual reports from the Fund’s website at https://funddocs.filepoint.com/cutler/.

Independent Registered Public Accounting Firm. The Board of Trustees, including a majority of the Independent Trustees, has selected Cohen & Company, Ltd. (“Cohen”) as the Trust’s independent registered public accounting firm. Cohen is located at 342 N. Water Street, Suite 830, Milwaukee, Wisconsin 53202. Representatives of Cohen are not expected to be present at the Meeting although they will have an opportunity to attend and to make a statement, if they desire to do so. If representatives of Cohen are present at the Meeting, they will be available to respond to appropriate questions from shareholders.

The Board of Trustees has not adopted policies and procedures with regards to the pre-approval of services provided by Cohen. Audit, audit-related and tax compliance services provided to the Trust on an annual basis require specific pre-approval by the Board. During the last two fiscal years, all of the services provided to the Trust were pre-approved by the Audit Committee.

Fees Billed by Cohen to the Trust During the Previous Two Fiscal Years

●	Audit Fees. The aggregate fees billed for professional services rendered by Cohen for the audit of the annual financial statements of the Trust or for services that are normally provided by Cohen in connection with statutory and regulatory filings or engagements were $14,500 with respect to the fiscal year ended June 30, 2023 and $14,500 with respect to the fiscal year ended June 30, 2022.

●	Audit-Related Fees. No fees were billed to the Trust in either of the last two fiscal years for assurance and related services by Cohen that are reasonably related to the performance of the audit of the Trust’s financial statements and are not reported as “Audit Fees” in the preceding paragraph.

●	Tax Fees. The aggregate fees billed for professional services rendered by Cohen to the Trust for tax compliance, tax advice and tax planning were $3,500 with respect to the fiscal year ended June 30, 2023 and $3,500 with respect to the fiscal year ended June 30, 2022. The services comprising these fees are the preparation of the Trust’s federal and state tax returns and the review of excise dividend calculations.

●	All Other Fees. No fees were billed to the Trust in either of the last two fiscal years for products and services provided by Cohen, other than the services reported above.

●	Non-Audit Fees Paid by the Adviser. No fees were billed by Cohen in either of the last two fiscal years for non-audit fees paid by the Trust’s Adviser.

The percentage of hours expended by Cohen on the audit of the Trust’s financial statements for the last completed fiscal year that were attributed to work performed by individuals other than Cohen full time, permanent employees was less than fifty percent.

OTHER MATTERS

The proxy holders have no present intention of bringing any other matter before the Meeting other than those specifically referred to above or matters in connection with or for the purpose of effecting the same. Neither the proxy holders nor the Board are aware of any matters which may be presented by others. If any other business shall properly come before the Meeting, the proxy holders intend to vote thereon in accordance with their best judgment.

Shareholder Proposals

As a Delaware statutory trust, the Trust does not intend to, and is not required to hold annual meetings of shareholders, except under certain limited circumstances. The Board of Trustees does not believe a formal process for shareholders to send communications to the Board of Trustees is appropriate due to the infrequency of shareholder communications to the Board of Trustees. The Trust has not received any shareholder proposals to be considered for presentation at the Meeting. Under the proxy rules of the SEC, shareholder proposals may, under certain conditions, be included in the Trust’s proxy statement and proxy for a particular meeting. Under these rules, proposals submitted for inclusion in the Trust’s proxy materials must be received by the Trust within a reasonable time before the solicitation is made. The fact that the Trust receives a shareholder proposal in a timely manner does not ensure its inclusion in its proxy materials, because there are other requirements in the proxy rules relating to such inclusion. Annual meetings of shareholders of the Fund are not required as long as there is no particular requirement under the 1940 Act, state law or the Declaration of Trust, which must be met by convening such a shareholder meeting. Any shareholder proposal should be sent to Jennifer Merchant, Secretary of the Trust, 225 Pictoria Drive, Suite 450, Cincinnati, Ohio 45246.

Shareholder Communications with Trustees

Shareholders who wish to communicate with the Board or individual Trustees should write to the Board or the particular Trustee in care of the Fund, at the offices of the Trust as set forth below. All communications will be forwarded directly to the Board or the individual Trustee.

Shareholders may also have an opportunity to communicate with the Board at shareholder meetings. The Trust does not have a policy requiring Trustees to attend shareholder meetings.

Proxy Delivery

The Trust may only send one Proxy Statement to shareholders who share the same address unless the Trust has received different instructions from one or more of the shareholders. The Fund will deliver promptly to a shareholder, upon oral or written request, a separate copy of the Proxy Statement to a shared address to which a single copy of this Proxy Statement was delivered. By calling or writing the Fund, a shareholder may request separate copies of future proxy statements, or if the shareholder is receiving multiple copies of the Proxy Statement now, may request a single copy in the future. To request a paper or e-mail copy of the Proxy Statement or annual report at no charge, or to make any of the aforementioned requests, write to The Cutler Trust, P.O. Box 46707, Cincinnati, Ohio 45246-0707, or call the Trust toll-free at 1-888-CUTLER4 (1-888-288-5374) or e-mail the Trust at fulfillment@ultimusfundsolutions.com.

By Order of the Board of Trustees,

Jennifer Merchant
Secretary

Date: November 29, 2023

Please complete, date and sign the accompanying proxy card and return it promptly in the enclosed reply envelope. NO POSTAGE IS REQUIRED IF MAILED IN THE UNITED STATES. You may also vote through the Internet or by telephone by following the instructions on the accompanying proxy card.

APPENDIX A

NEW INVESTMENT ADVISORY AGREEMENT

BETWEEN THE TRUST AND CUTLER INVESTMENT COUNSEL, LLC

AGREEMENT made the [] day of [], 2023, between The Cutler Trust (the “Trust”), a business trust organized under the laws of the State of Delaware with its principal place of business at 225 Pictoria Drive, Suite 450, Cincinnati, Ohio 45246, and Cutler Investment Counsel, LLC (the “Adviser”), a limited liability company organized under the laws of the State of Oregon with its principal place of business at 525 Bigham Knoll, Jacksonville, Oregon 97530.

WHEREAS, the Trust is registered under the Investment Company Act of 1940, as amended (the “Act”), as an open-end management investment company and is authorized to issue its shares in separate series and classes (the “Shares”); and

WHEREAS, the Trust desires that the Adviser perform investment advisory services for each separate investment portfolio of the Trust listed in Schedule A hereto as it may be amended from time to time (each a “Fund” and, collectively, the “Funds”), and the Adviser is willing to provide those services on the terms and conditions set forth in this Agreement;

NOW THEREFORE, the Trust and the Adviser agree as follows:

SECTION 1.      APPOINTMENT

The Trust hereby appoints the Adviser, and the Adviser hereby agrees, to act as investment adviser to each Fund for the period and on the terms set forth in this Agreement. In connection therewith, (i) the Trust has delivered to the Adviser copies of its Trust Instrument and Bylaws, the Trust’s Registration Statement and all amendments thereto filed pursuant to the Act or the Securities Act of 1933, as amended, with the Securities and Exchange Commission (the “Registration Statement”) and the current Prospectus and Statement of Additional Information of each Fund (collectively, as currently in effect and as amended or supplemented, the “Prospectus”) and shall promptly furnish the Adviser with all amendments of or supplements to the foregoing and (ii) the Adviser has delivered to the Trust’s Secretary copies of its entire Form ADV and all amendments thereto as amended to date and will from time to time furnish the Trust’s Secretary with all amendments of or supplements to the Adviser’s Form ADV.

SECTION 2.      INVESTMENT ADVISORY DUTIES

Subject to the direction and control of the Trust’s Board of Trustees (the “Board”), the Adviser shall manage the investment and reinvestment of the assets of the Funds, and, without limiting the generality of the foregoing, shall provide the management and other services specified below, all in such manner and to such extent as may be authorized by the Board.

(a)       The Adviser shall make decisions with respect to all purchases, sales and other transactions of securities and other investment assets of the Funds, including the selection of brokers, dealers and other persons to introduce or execute those transactions. To carry out such decisions, the Adviser is authorized, as agent and attorney-in-fact for the Trust, for the account of, at the risk of and in the name of the Trust, to place orders and issue instructions with respect to those transactions of the Funds. In all purchases, sales and other transactions in securities or other investment assets for the Funds, the Adviser is authorized to exercise full discretion and act for the Trust in the same manner and with the same force and effect as the Trust might or could do with respect to such purchases, sales or other transactions, as well as with respect to all other things necessary or incidental to the furtherance or conduct of such purchases, sales or other transactions, subject to paragraph (b) below.

(b)       In making decisions with respect to all purchases, sales and other transactions of securities and other investment assets of the Funds the Adviser shall follow and comply with the investment objectives of the Funds, the policies set forth from time to time by the Board (to the extent communicated to the Adviser in writing or at a Board meeting attended by a representative of the Adviser), the limitations imposed by the Trust’s Trust Instrument and Bylaws, the Trust’s Registration Statement and the Funds’ Prospectus(es) (in each case, to the extent copies thereof are furnished to the Adviser as provided for in Section l (i) above), the limitations set forth in the Act, and the requirements of subchapter M of the Internal Revenue Code of 1986, as amended, in respect of investment companies.

(c)       The Adviser shall monitor the performance of brokers, dealers and other persons who introduce or execute purchases, sales and other transactions of securities and other investment assets of the Funds.

(d)       The Adviser shall maintain records relating to portfolio transactions and the placing and allocation of brokerage orders as are required to be maintained by the Trust under the Act, including those required by paragraphs (b)(5), (6) and (9) of Rule 3la-1 promulgated under the Act. The Adviser shall prepare and maintain, or cause to be prepared and maintained, in such form, for such periods and in such locations as may be required by applicable law, all documents and records relating to the services provided by the Adviser pursuant to this Agreement required to be prepared and maintained by the Trust pursuant to the rules and regulations of any national, state, or local government entity with jurisdiction over the Trust, including the Securities and Exchange Commission and the Internal Revenue Service. The books and records pertaining to the Trust that are in possession of the Adviser shall be the property of the Trust. The Trust, or the Trust’s authorized representatives, shall have access to such books and records at all times during the Adviser’s normal business hours. Upon the reasonable request of the Trust, copies of any such books and records shall be provided promptly by the Adviser to the Trust or the Trust’s authorized representatives.

(e)        The Adviser shall provide to the Board at each regularly scheduled meeting thereof (or such other meetings as may be requested by the Trust) a report containing an appropriate summary of all changes in the Funds’ investment portfolios since the prior report, will inform the

Board of important developments affecting the Funds, and on its own initiative will furnish the Board from time to time with such information as it believes appropriate for this purpose, whether concerning the individual issuers whose securities are included in the Funds’ investment portfolios, the industries in which these issuers engage, or the economic, social or political conditions prevailing in each country in which the Funds’ maintain investments. The Adviser also shall provide the Board with such statistical and analytical information with respect to securities in the Funds’ investment portfolios as the Adviser believes appropriate or as the Board reasonably may request. The Adviser shall provide other persons, in such forms and at such times as the Trust’s authorized representatives shall reasonably request, information about portfolio transactions and prices or yield quotations of portfolio securities.

(f)       The Adviser shall from time to time employ or associate with such persons as it believes to be particularly fitted to assist it in the execution of its duties under this Agreement, the cost of performance of such duties to be borne and paid by the Adviser. No obligation may be incurred on behalf of the Trust in any such respect.

SECTION 3.      EXPENSES

(a)       Subject to any other agreement by the Adviser or other person to reimburse any expenses of the Trust that relate to the Funds, the Trust shall be responsible for and assumes the obligation for payment of all of its other expenses, including: (i) the fee payable under Section 5 hereof; (ii) expenses of issue, repurchase and redemption of Shares; (iii) interest charges, taxes and brokerage fees and commissions; (iv) premiums of insurance for the Trust, its trustees and officers and fidelity bond premiums; (v) fees, interest charges and expenses of third parties, including the Trust’s custodian, administrator, transfer agent, dividend disbursing agent and fund accountant; (vi) fees of pricing, interest, dividend, credit and other reporting services; (vii) costs of membership in trade associations; (viii) telecommunications expenses; (ix) funds transmission expenses; (x) auditing, legal and compliance expenses; (xi) costs of maintaining the Trust’s existence; (xii) costs of preparing and printing the Fund’s Prospectuses, subscription application forms and shareholder reports and delivering them to existing shareholders; (xiii) expenses of meetings of shareholders and proxy solicitations therefor; (xiv) costs of maintaining books of original entry for portfolio and fund accounting and other required books and accounts, of calculating the net asset value of shares of the Trust and of preparing tax returns; (xv) costs of reproduction, stationery and supplies; (xvi) fees and expenses of the Trust’s Trustees who are not affiliated persons of the Adviser or its affiliated persons; (xvii) compensation of the Trust’s officers and employees; (xviii) costs of other personnel who may be employees of the Adviser, or their respective affiliated persons performing services for the Trust; (xix) costs of Trustee meetings; (xx) Securities and Exchange Commission registration fees and related expenses; and (xxi) state or foreign securities laws registration fees and related expenses.

SECTION 4.      STANDARD OF CARE

(a)       The Adviser shall give the Trust the benefit of its best judgment and efforts in rendering its services to the Trust and shall not be liable for error of judgment or mistake of law,

for any loss arising out of any investment, or in any event whatsoever, provided that nothing herein shall be deemed to protect, or purport to protect, the Adviser against any liability to the Trust or to the security holders of the Trust to which it would otherwise be subject by reason of willful misfeasance, bad faith or gross negligence in the performance of its duties hereunder, or by reason of reckless disregard of its obligations and duties hereunder.

(b)       The Adviser shall not be held responsible for any loss incurred by reason of any act or omission of any dealer, broker or custodian; provided that such loss is not the result of the Adviser’s willful misfeasance, bad faith or gross negligence in the performance of its duties hereunder, or the result of the Adviser’s reckless disregard of its obligations and duties hereunder.

(c)       This Section shall survive the termination of this Agreement and shall be binding upon the Trust’s and the Adviser’s successors and personal representatives.

SECTION 5.      COMPENSATION

(a)       For the services provided by the Adviser pursuant to this Agreement, the Trust shall pay the Adviser, with respect to each of the Funds, a fee at an annual rate equal to the amount set forth in Schedule A hereto. Such fees shall be accrued by the Trust daily and shall be payable monthly in arrears on the first day of each calendar month for services performed under this Agreement during the prior calendar month. Upon the termination of this Agreement, the Trust shall pay to the Adviser such compensation as shall be payable prior to the effective date of such termination.

(b)       Notwithstanding anything in this Agreement to the contrary, the Adviser and its affiliated persons, if any, may receive compensation or reimbursement from the Trust with respect to the provision of shareholder support or other services or service as an officer of the Trust.

SECTION 6.      EFFECTIVENESS, DURATION AND TERMINATION

(a)       This Agreement shall become effective with respect to a Fund on the latter of the date on which the Trust’s Registration Statement relating to the Shares of the Fund becomes effective and date of its approval by a vote of a majority of the outstanding voting securities of the Fund. Upon the effectiveness of this Agreement, it shall supersede all previous agreements between the Trust and the Adviser covering the subject matter hereof.

(b)       This Agreement shall continue in effect with respect to a Fund for two years and, thereafter, shall continue in effect for successive one-year periods, provided that such continuance is specifically approved at least annually (i) by the Board or by a vote of a majority of the outstanding voting securities of the Fund and (ii) by a vote of a majority of Trustees of the Trust who are not parties to this Agreement or interested persons of any such party cast in person at a meeting called for the purpose of voting on such approval. If the continuation of this Agreement is not approved as to a Fund, the Adviser may continue to render to the Fund the services described herein in the manner and to the extent permitted by the Act.

(c)       This Agreement may be terminated with respect to a Fund at any time, without the payment of any penalty, (i) by the Board or by a vote of a majority of the outstanding voting securities of the Fund on 60 days’ written notice to the Adviser or (ii) by the Adviser on 60 days’ written notice to the Trust. This Agreement shall automatically terminate in the event of its assignment.

SECTION 7.      ACTIVITIES OF THE ADVISER

(a)       Except to the extent necessary to perform its obligations under this Agreement, nothing herein shall be deemed to limit or restrict the Adviser’s right, or the right of any of its officers, directors or employees (whether or not they are a trustee, officer, employee or other affiliated person of the Trust) to engage in any other business or to devote time and attention to the management or other aspects of any other business, whether of a similar or dissimilar nature, or to render services of any kind to any other corporation, trust, firm, individual or association.

(b)       The Adviser represents that it is currently registered, and during the entire period this Agreement is in effect will be registered, as an investment adviser under the Investment Advisers Act of 1940.

SECTION 8.      LIMITATION OF SHAREHOLDER AND TRUSTEE LIABILITY

The Trustees of the Trust and the shareholders of each Fund shall not be liable for any obligations of the Trust or of the Funds under this Agreement, and the Adviser agrees that, in asserting any rights or claims under this Agreement, it shall look only to the assets and property of the Trust or the Fund to which the Adviser’s rights or claims relate in settlement of such rights or claims, and not to the Trustees of the Trust or the shareholders of the Funds.

SECTION 9.      “CUTLER” NAME

If the Adviser ceases to act as investment adviser to the Trust or any Fund whose name includes the word “Cutler,” or if the Adviser requests in writing, the Trust shall take prompt action to change the name of the Trust or any such Fund to a name that does not include the word “Cutler.” The Adviser may from time to time make available without charge to the Trust for the Trust’s use any marks or symbols owned by the Adviser, including marks or symbols containing the word “Cutler” or any variation thereof, as the Adviser deems appropriate. Upon the Adviser’s request in writing, the Trust shall cease to use any such mark or symbol at any time. The Trust acknowledges that any rights in or to the word “Cutler” and any such marks or symbols which may exist on the date of this Agreement or arise hereafter are, and under any and all circumstances shall continue to be, the sole property of the Adviser. The Adviser may permit other parties, including other investment companies, to use the word “Cutler” in their names without the consent of the Trust. The Trust shall not use the word “Cutler” in conducting any business other than that of an investment company registered under the Act without the permission of the Adviser.

SECTION 10.      MISCELLANEOUS

(a)       No provisions of this Agreement may be amended or modified in any manner except by a written agreement properly authorized and executed by both parties hereto and, if required by the Act, by a vote of a majority of the outstanding voting securities of any Fund thereby affected.

(b)       If any part, term or provision of this Agreement is held to be illegal, in conflict with any law or otherwise invalid, the remaining portion or portions shall be considered severable and not be affected, and the rights and obligations of the parties shall be construed and enforced as if the Agreement did not contain the particular part, term or provision held to be illegal or invalid.

(c)       Section headings in this Agreement are included for convenience only and are not to be used to construe or interpret this Agreement.

(d)       Notices, requests, instructions and communications received by the parties at their respective principal places of business, or at such other address as a party may have designated in writing, shall be deemed to have been properly given.

(e)       This Agreement shall be governed by and shall be construed in accordance with the laws of the State of Oregon.

(f)       The terms “vote of a majority of the outstanding voting securities,” “interested person,” “affiliated person” and “assignment” shall have the meanings ascribed thereto in the Act.

IN WITNESS WHEREOF, the parties hereto have caused this Agreement to be duly executed as of the [] day of [], 2023.

THE CUTLER TRUST

By:
Erich M. Patten
President

CUTLER INVESTMENT COUNSEL, LLC

By:
Matthew Patten
Chief Executive Officer

THE CUTLER TRUST

INVESTMENT ADVISORY AGREEMENT

Schedule A

Advisory Fees

Fee as a% of the
Annual Average Daily
Fund	Net Assets of the Fund

Cutler Equity Fund	0.75%

APPENDIX B

AGREEMENT AND DECLARATION OF TRUST

~~TRUST INSTRUMENT~~the cutler trust

AGREEMENT AND DECLARATION OF TRUST, AMENDING AND RESTATING

TRUST INSTRUMENT DATED OCTOBER 2, 1992

(    , 2023)

Page

ARTICLE I NAME AND DEFINITIONS		~~1~~4
SECTION 1.01	NAME	~~1~~4
SECTION 1.02	DEFINITIONS	~~1~~4
ARTICLE II BENEFICIAL INTEREST		~~2~~6
SECTION 2.01	SHARES OF BENEFICIAL INTEREST	~~26~~
SECTION 2.02	ISSUANCE OF SHARES	~~2~~6
SECTION 2.03	REGISTER OF SHARES AND SHARE CERTIFICATES	~~3~~7
SECTION 2.04	TRANSFER OF SHARES	~~3~~7
SECTION 2.05	TREASURY SHARES	~~3~~7
SECTION 2.06	ESTABLISHMENT OF SERIES	~~3~~7
SECTION 2.07	INVESTMENT IN THE TRUST	~~4~~8
SECTION 2.08	ASSETS AND LIABILITIES OF SERIES	~~4~~8
SECTION 2.09	NO PREEMPTIVE RIGHTS	~~5~~9
SECTION 2.10	NO PERSONAL LIABILITY OF SHAREHOLDER	~~5~~9
SECTION 2.11	ASSENT TO DECLARATION OF TRUST ~~INSTRUMENT~~	~~5~~9
SECTION 2.12	PURPOSE OF THE TRUST	9
ARTICLE III THE TRUSTEES		~~5~~10
SECTION 3.01	MANAGEMENT OF THE TRUST	~~5~~10
SECTION 3.02	INITIAL TRUSTEES	~~6~~11
SECTION 3.03	TERM OF OFFICE	~~6~~11
SECTION 3.04	VACANCIES AND APPOINTMENTS	~~6~~11
SECTION 3.05	TEMPORARY ABSENCE	~~7~~11
SECTION 3.06	NUMBER OF TRUSTEES	~~7~~11
SECTION 3.07	EFFECT OF ENDING OF A TRUSTEE’S SERVICE	~~7~~12
SECTION 3.08	OWNERSHIP OF ASSETS OF THE TRUST	~~7~~12
ARTICLE IV POWERS OF THE TRUSTEES		~~7~~12
SECTION 4.01	POWERS	~~7~~12
SECTION 4.02	ISSUANCE AND REPURCHASE OF SHARES	~~10~~15
SECTION 4.03	TRUSTEES AND OFFICERS AS SHAREHOLDERS	~~10~~15
SECTION 4.04	ACTION BY THE TRUSTEES	~~10~~15

-i-

(continued)

Page

SECTION 4.05	CHAIRMAN OF THE TRUSTEES	~~11~~16
SECTION 4.06	PRINCIPAL TRANSACTIONS	~~11~~16
ARTICLE V EXPENSES OF THE TRUST		~~11~~16
ARTICLE VI INVESTMENT ADVISER, PRINCIPAL UNDERWRITER, ADMINISTRATOR AND TRANSFER AGENT		~~12~~17
SECTION 6.01	INVESTMENT ADVISER	~~12~~17
SECTION 6.02	PRINCIPAL UNDERWRITER	~~12~~17
SECTION 6.03	ADMINISTRATION	~~13~~17
SECTION 6.04	TRANSFER AGENT	~~13~~18
SECTION 6.05	PARTIES TO CONTRACT	~~13~~18
SECTION 6.06	PROVISIONS AND AMENDMENTS	~~13~~18
ARTICLE VII SHAREHOLDERS’ VOTING POWERS AND MEETINGS		~~14~~18
SECTION 7.01	VOTING POWERS	~~14~~18
SECTION 7.02	MEETINGS	~~14~~19
SECTION 7.03	QUORUM AND REQUIRED VOTE	~~15~~19
ARTICLE VIII CUSTODIAN		~~15~~20
SECTION 8.01	APPOINTMENT AND DUTIES	~~15~~20
SECTION 8.02	CENTRAL CERTIFICATE SYSTEM	~~16~~20
ARTICLE IX DISTRIBUTIONS AND REDEMPTIONS		~~16~~20
SECTION 9.01	DISTRIBUTIONS	~~16~~21
SECTION 9.02	REDEMPTIONS	~~16~~21
SECTION 9.03	DETERMINATION OF NET ASSET VALUE AND VALUATION OF PORTFOLIO ASSETS	~~17~~21
SECTION 9.04	SUSPENSION OF THE RIGHT OF REDEMPTION	~~17~~22
SECTION 9.05	REDEMPTION OF SHARES IN ORDER TO QUALIFY AS REGULATED INVESTMENT COMPANY	~~18~~22
ARTICLE X LIMITATION OF LIABILITY AND INDEMNIFICATION		~~18~~23
SECTION 10.01	LIMITATION OF LIABILITY	~~18~~23
SECTION 10.02	INDEMNIFICATION	~~18~~23
SECTION 10.03	SHAREHOLDERS	~~19~~24
ARTICLE XI MISCELLANEOUS		~~20~~24

-ii-

(continued)

Page

SECTION 11.01	TRUST NOT A PARTNERSHIP	~~20~~24
SECTION 11.02	TRUSTEE’S GOOD FAITH ACTION, EXPERT ADVICE, NO BOND OR SURETY	~~20~~25
SECTION 11.03	ESTABLISHMENT OF RECORD DATES	~~20~~25
SECTION 11.04	TERMINATION OF TRUST	~~21~~25
SECTION 11.05	REORGANIZATION	~~21~~26
SECTION 11.06	FILING OF COPIES, REFERENCES, HEADINGS	~~22~~26
SECTION 11.07	APPLICABLE LAW	~~22~~27
SECTION 11.08	AMENDMENTS	~~23~~27
SECTION 11.09	FISCAL YEAR	~~23~~28
SECTION 11.10	PROVISIONS IN CONFLICT WITH LAW	~~23~~28
SECTION 11.11	CLAIMS	28
SECTION 11.12	FORUM FOR ADJUDICATION OF DISPUTES	29
SECTION 11.13	SEPARABILITY	30

-iii-

THE CUTLER TRUST

AGREEMENT AND DECLARATION OF TRUST

[__________, 2023]

~~Ocober 2, 1992~~

~~TRUST INSTRUMENT, made by John Y. Keffer, James F. Patterson and David I. Goldstein (the “Trustees”).~~

THIS AGREEMENT AND DECLARAITON OF TRUST AMENDS AND RESTATES THE TRUST INSTRUMENT DATED OCTOBER 2, 1992 (the “Declaration of Trust”) and is made by Matthew C. Patten, Edward T. Alter, Robert F. Turner, and Michael Burrill, Jr. (the “Trustees”).

WHEREAS, the Trustees desire to ~~establish a~~continue the business trust for the investment and reinvestment of funds contributed thereto and to amend and restate The Cutler Trust Instrument dated October 2, 1992;

WHEREAS the Trustees agree, and each future Trustee will agree, to manage all property coming into their hands as trustees of a Delaware statutory trust in accordance with the provisions of the Delaware Statutory Trust Act of 2002 (12 Del. C. § 3801, et seq.), as from time to time amended and including any successor statute of similar import (the “DSTA”), and the provisions hereinafter set forth;

NOW, THEREFORE, the Trustees declare, and each future Trustee will declare, that they will hold all cash, securities and other assets which they may from time to time acquire in any manner as Trustees hereunder IN TRUST to manage and dispose of the same upon the following terms and conditions for the benefit of the holders from time to time of shares of beneficial interest in this Trust and the Series created hereunder as hereinafter set forth;

NOW THEREFORE, the Trustees declare that all money and property contributed to the trust hereunder shall be held and managed in ~~trust~~Trust under this Declaration of Trust ~~Instrument~~ as herein set forth below.

NAME AND DEFINITIONS

NAME. The name of the trust created hereby is “The Cutler Trust.” The Trustees shall conduct the business of the Trust under that name or any other name or names they may from time to time determine.

DEFINITIONS. Wherever used herein, unless otherwise required by the context or specifically provided:

~~(a) “Bylaws” means the Bylaws of the trust as adopted by the Trustees, as amended from time to time; ok~~

(a)       ~~(b)~~ “~~Commission” has the meaning given it in the 1940 Act. “~~Affiliated Person”, “Assignment,” “Class,” “Interested Person” and “Principal Underwriter” shall have the respective meanings given them in the 1940 Act, as modified by or interpreted by any applicable order or orders of the Commission or any rules or regulations adopted by or interpretive releases of the Commission thereunder.

(b)       “Board of Trustees” shall mean the governing body of the Trust, which is comprised of the Trustees of the Trust;

(c)       “Bylaws” means the Bylaws of the Trust as adopted by the Trustees, as amended from time to time, in accordance with Article IX of the Bylaws, which, together with the Declaration of Trust, shall constitute the governing instrument of the Trust;

(d)       “Commission” shall mean the Securities and Exchange Commission.

(e)       “Class” shall mean different types of shares the Trust may issue, such as class A, class C, class I and so forth. Each class has different characteristics, costs and rights.

(f)       “Declaration of Trust” shall mean this Agreement and Declaration of Trust, as amended or restated from time to time;

(g)       “Delaware Act” refers to Chapter 38 of Title 12 of the Delaware Code entitled “Treatment of Delaware Business Trusts,” as amended from time to time.

(h)       “Interested Person” shall have the meaning given it in Section 2(a)(19) of the 1940 Act;

(i)       “Investment Adviser” or “Adviser” (including a sub-adviser) shall mean a party furnishing services to the Trust pursuant to any contract described in Article VI, Section 6.01 hereof;

(j)       ~~(c)~~ “Majority Shareholder Vote” shall have the same meaning as the term “vote of a majority of the outstanding voting securities” is given in the 1940 Act, ~~asmodified~~as modified by or interpreted by any applicable order or orders of the Commission or any rules or regulations adopted by or interpretive releases of the Commission thereunder.

(k)       “National Financial Emergency” shall mean the whole or any part of any period set forth in Section 22(e) of the 1940 Act. The Board of Trustees may, in its discretion, declare that the suspension relating to a national financial emergency shall terminate, as the case may be, on the first business day on which the New York Stock Exchange shall have reopened or the period specified in Section 22(e) of the 1940 Act shall have expired (as to which, in the absence of an official ruling by the Commission, the determination of the Board of Trustees shall be conclusive);

(l)       ~~(d)~~ “~~Delaware Act” refers to Chapter 38 of Title 12 of the Delaware Code entitled “Treatment of Delaware Business Trusts,” as amended from time to time. “~~Net Asset Value” means the net asset value of each Series of the Trust determined in the manner provided in Article IX, Section 9.03 hereof;

(m)       ~~(e)~~ “Outstanding Shares” means those Shares shown from time to time in the books of the Trust or its transfer agent as then issued and outstanding, but shall not include Shares which have been redeemed or repurchased by the Trust and which are at the time held in the treasury of the Trust;

(n)       “Principal Underwriter” shall have the meaning given to it in Section 2(a)(29) of the 1940 Act;

(o)       ~~(f)~~ “Series” means a series of Shares of the Trust established in accordance with the provisions of Article II, Section 2.06 hereof.

(p)       ~~(g)~~ “Shareholder” means a record owner of Outstanding Shares of the Trust;

(q)       ~~(h)~~ “Shares” means the equal proportionate transferable units of beneficial interest into which the beneficial interest of each Series of the Trust or class thereof shall be divided and may include fractions of Shares as well as whole Shares;

(r)       The “1940 Act” means the Investment Company Act of 1940, as amended from time to time.

(s)       ~~(i)~~ The “Trust” means The Cutler Trust and reference to the Trust, when applicable to one or more Series of the Trust, shall refer to any such Series;

(t)       ~~(j)~~ The “Trustees” means the person or persons who has or have signed this Declaration of Trust ~~Instrument~~, so long as he or they shall continue in office in accordance with the terms hereof, and all other persons who may from time to time be duly qualified and serving as Trustees in accordance with the provisions of Article III hereof and reference herein to a Trustee or to the Trustees shall refer to the individual Trustees in their capacity as Trustees hereunder;

(u)       ~~(k)~~ “Trust Property” means any and all property, real or personal, tangible or intangible, which is owned or held by or for the account of one or more of the Trust or any Series, or the Trustees on behalf of the Trust or any Series.

~~The “1940 Act” means the Investment Company Act of 1940, as amended from time to time.~~

~~ARTICLE II~~

ARTICLE II~~ARTICLE III~~
BENEFICIAL INTEREST

Section 2.01      ~~Section 3.01~~ SHARES OF BENEFICIAL INTEREST. The beneficial interest in the Trust shall be divided into such transferable Shares of one or more separate and distinct Series or classes of a Series as the Trustees shall from time to time create and establish. The number of Shares of each Series, and class thereof, authorized hereunder is unlimited. Each Share shall have no par value. All Shares issued hereunder, including without limitation, Shares issued in connection with a dividend in Shares or a split or reverse split of Shares, shall be fully paid and nonassessable.

Section 2.02      ~~Section 3.02~~ ISSUANCE OF SHARES. The Trustees in their discretion may, from time to time, without vote of the Shareholders, issue Shares, in addition to the then issued and outstanding Shares and Shares held in the treasury, to such party or parties and for such amount and type of consideration, subject to applicable law, including cash or securities, at such time or times and on such terms as the Trustees may deem appropriate, and may in such manner acquire other assets (including the acquisition of assets subject to, and in connection with, the assumption of liabilities) and businesses. In connection with any issuance of Shares, the Trustees may issue fractional Shares and Shares held in the treasury. The Trustees may from time to time divide or combine the Shares into a greater or lesser number without thereby changing the proportionate beneficial interests in the Trust. Contributions to the Trust may be accepted for, and Shares shall be redeemed as, whole Shares and/or 1/1,000th of a Share or integral multiples thereof.

Section 2.03      ~~Section 3.03~~ REGISTER OF SHARES AND SHARE CERTIFICATES. A register shall be kept at the principal office of the Trust or an office of the Trust’s transfer agent which shall contain the names and addresses of the Shareholders of each Series, the number of Shares of that Series (or any class or classes thereof) held by them respectively and a record of all transfers thereof. As to Shares for which no certificate has been issued, such register shall be entitled to receive dividends or other distributions or otherwise to exercise or enjoy the rights of Shareholders. No Shareholder shall be entitled to receive payment of any dividend or other distribution, nor to have notice given to him as herein or in the Bylaws provided, until he has given his address to the transfer agent or such officer or other agent of the Trustees as shall keep the said register or entry thereon. No share certificates shall be issued by the Trust.

Section 2.04      ~~Section 3.04~~ TRANSFER OF SHARES. Except as otherwise provided by the Trustees, Shares shall be transferable on the records of the Trust only by the record holder thereof or by his agent thereunto duly authorized in writing, upon delivery to the Trustees or the Trust’s transfer agent of a duly executed instrument of transfer and such evidence of the genuineness of such execution and authorization and of such other matters as may be required by the Trustees. Upon such delivery the transfer shall be recorded on the register of the Trust. Until such record is made, the Shareholder of record shall be deemed to be the holder of such Shares for all purposes hereunder and neither the Trustees nor the Trust, nor any transfer agent or registrar nor any officer, employee or agent of the Trust shall be affected by any notice of the proposed transfer.

Section 2.05      ~~Section 3.05~~ TREASURY SHARES. Shares held in the treasury shall, until reissued pursuant to Section 2.02 hereof, not confer any voting rights on the Trustees, nor shall such Shares be entitled to any dividends or other distributions declared with respect to the Shares.

Section 2.06      ~~Section 3.06~~ ESTABLISHMENT OF SERIES. The Trust created hereby shall consist of one or more Series and separate and distinct records shall be maintained by the Trust for each Series and the assets associated with any such Series shall be held and accounted for separately from the assets of the Trust or any other Series. The Trustees shall have full power and authority, in their sole discretion, and without obtaining any prior authorization or vote of the Shareholders of any Series of the Trust, to establish and designate and to change in any manner any such Series of Shares or any classes of initial or additional Series and to fix such preferences, voting powers, rights and privileges of such Series or classes thereof as the Trustees may from time to time determine, to divide or combine the Shares or any Series or classes thereof into a greater or lesser number, to classify or reclassify any issued Shares or any Series or classes thereof into one or more Series or classes of Shares, and to take such other action with respect to the Shares as the Trustees may deem desirable. The establishment and designation of any Series shall be effective upon the adoption of a resolution by a majority of the Trustees setting forth such establishment and designation and the relative rights and preferences of the Shares of such Series. A Series may issue any number of Shares and need not issue shares. At any time that there are no Shares outstanding of any particular Series previously established and designated, the Trustees may by a majority vote abolish that Series and the establishment and designation thereof.

All references to Shares in this Declaration of Trust ~~Instrument~~ shall be deemed to be Shares of any or all Series, or classes thereof, as the context may require.

All provisions herein relating to the Trust shall apply equally to each Series of the Trust, and each class thereof, except as the context otherwise requires.

Each Share of a Series of the Trust shall represent an equal beneficial interest in the net assets of such Series. Each holder of Shares of a Series shall be entitled to receive his pro rata share of all distributions made with respect to such Series. Upon redemption of his Shares, such Shareholder shall be paid solely out of the funds and property of such Series of the Trust.

Section 2.07      ~~Section 3.07~~ INVESTMENT IN THE TRUST. The Trustees shall accept investments in any Series of the Trust from such persons and on such terms as they may from time to time authorize. At the Trustees’ discretion, such investments, subject to applicable law, may be in the form of cash or securities in which the affected Series is authorized to invest, valued as provided in Article IX, Section 9.03 hereof. Investments in a Series shall be credited to each Shareholder’s account in the form of full Shares at the Net Asset Value per Share next determined after the investment is received or accepted as may be determined by the Trustees; provided, however, that the Trustees may, in their sole discretion, (a) fix the Net Asset Value per Share of the initial capital contribution, (b) impose a sales charge upon investments in the Trust in such manner and at such time determined by the Trustees ~~or~~, (c) issue fractional Shares, or (d) permit shares of a series to be exchanged for shares of another series of the Trust of the same class in such manner and at such time determined by the Trustees.

ASSETS AND LIABILITIES OF SERIES. All consideration received by the Trust for the issue or sale of Shares of a particular Series, together with all assets in which such consideration is invested or reinvested, all income, earnings, profits, and proceeds thereof, including any proceeds derived from the sale, exchange or liquidation of such assets, and any funds or payments derived from any reinvestment of such proceeds in whatever from the same may be, shall be held and accounted for separately from the other assets of the Trust and of every other Series and may be referred to herein as “assets belonging to” that Series. The assets belonging to a particular Series shall belong to that Series for all purposes, and to no other Series, subject only to the rights of creditors of that Series. In addition, any assets, income, earnings, profits or funds, or payments and proceeds with respect thereto, which are not readily identifiable as belonging to any particular Series shall be allocated by the Trustees between and among one or more of the Series in such manner as the Trustees, in their sole discretion, deem fair and equitable. Each such allocation shall be conclusive and binding upon the Shareholders of all Series for all purposes, and such assets, income, earnings, profits or funds, or payments and proceeds with respect thereto shall be assets belonging to that Series. The assets belonging to a particular Series shall be so recorded upon the books of the Trust~~,~~  and shall be held by the Trustees in trust for the benefit of the holders of Shares of that Series. The assets belonging to each particular Series shall be charged with the liabilities of that Series and all expenses, costs, charges and reserves attributable to that Series. Any general liabilities, expenses, costs, charges or reserves of the Trust which are not readily identifiable as belonging to any particular Series shall be allocated and charged by the Trustees between or among any one or more of the Series in such manner as the Trustees in their sole discretion deem fair and equitable. Each such allocation shall be conclusive and binding upon the Shareholders of all Series for all purposes.

Without limitation of the foregoing provisions of this Section 2.08, but subject to the right of the Trustees in their discretion to allocate general liabilities, expenses, costs, changes or reserves as herein provided, the debts, liabilities, obligations and expenses incurred, contracted for or otherwise existing with respect to a particular Series shall be enforceable against the assets of such Series only, and not against the assets of the Trust generally.

Notice of this contractual limitation on inter-Series liabilities may, in the Trustee’s sole discretion, be set forth in the certificate of trust of the Trust (whether originally or by amendment) as filed or to be filed in the Office of the Secretary of State of the State of Delaware pursuant to the Delaware Act, and upon the giving of such notice in the certificate of trust, the statutory provisions of Section 3804 of the Delaware Act relating to limitations on inter-Series liabilities (and the statutory effect under Section 3804 of setting forth such notice in the certificate of trust) shall become applicable to the Trust and each Series. Any person extending credit to, contracting with or having any claim against any Series may look only to the assets of that Series to satisfy or enforce any debt, with respect to that Series. No Shareholder or former Shareholder of any Series shall have a claim on or any right to any assets allocated or belonging to any other Series.

Section 2.08      ~~Section 3.09~~ NO PREEMPTIVE RIGHTS. Shareholders shall have no preemptive or other right to subscribe to any additional Shares or other securities issued by the Trust or the Trustees, whether of the same or other Series.

Section 2.09      ~~Section 3.10~~ NO PERSONAL LIABILITY OF SHAREHOLDER. Each Shareholder of the Trust and of each Series shall not be personally liable for the debts, liabilities, obligation and expenses incurred by, contracted for, or otherwise existing with respect to, the Trust or by or on behalf of any Series. The Trustees shall have no power to bind any Shareholder personally or to call upon any Shareholder for the payment of any sum of money or assessment whatsoever other than such as the Shareholder may at any time personally agree to pay by way of subscription for any Shares or otherwise. Every note, bond, contract or other undertaking issued by or on behalf of the Trust or the Trustees relating to the Trust or to a Series shall include a recitation limiting the obligation represented thereby to the Trust or to one or more Series and its or their assets (but the omission of such a recitation shall not operate to bind any Shareholder or Trustee of the Trust).

Section 2.10      ~~Section 3.11~~ ASSENT TO DECLARATION OF TRUST ~~INSTRUMENT~~. Every Shareholder, by virtue of having purchased a Share shall become a Shareholder and shall be held to have expressly assented and agreed to be bound by the terms hereof.

PURPOSE OF THE TRUST. The purposes of the Trust are:

(a)       To invest and reinvest cash, to hold cash uninvested, and to subscribe for, invest in, reinvest in, purchase or otherwise acquire, own, hold, pledge, sell, assign, mortgage, transfer, exchange, distribute, write options on, lend or otherwise deal in or dispose of contracts for the future acquisition or delivery of fixed income or other securities, and securities or property of every nature and kind, including, without limitation, all types of bonds, debentures, stocks, preferred stocks, negotiable or non-negotiable instruments, obligations, evidences of indebtedness, certificates of deposit or indebtedness, commercial paper, repurchase agreements, bankers’ acceptances, and other securities of any kind, issued, created, guaranteed, or sponsored by any and all Persons, including, without limitation, states, territories, and possessions of the United States and the District of Columbia and any political subdivision, agency, or instrumentality thereof, any foreign government or any political subdivision of the U.S. Government or any foreign government, or any international instrumentality, or by any bank or savings institution, or by any corporation or organization organized under the laws of the United States or of any state, territory, or possession thereof, or by any corporation or organization organized under any foreign law, or in “when issued” contracts for any such securities, to change the investments of the assets of the Trust; and

(b)       To exercise any and all rights, powers and privileges with reference to or incident to ownership or interest, use and enjoyment of any of such securities and other instruments or property of every kind and description, including, but without limitation, the right, power and privilege to own, vote, hold, purchase, sell, negotiate, assign, exchange, lend, transfer, mortgage, hypothecate, lease, pledge or write options with respect to or otherwise deal with, dispose of, use, exercise or enjoy any rights, title, interest, powers or privileges under or with reference to any of such securities and other instruments or property, the right to consent and otherwise act with respect thereto, with power to designate one or more Persons, to exercise any of said rights, powers, and privileges in respect of any of said instruments, and to do any and all acts and things for the preservation, protection, improvement and enhancement in value of any of such securities and other instruments or property.

ARTICLE III~~ARTICLE IV~~
THE TRUSTEES

Section 3.01      ~~Section 4.01~~ MANAGEMENT OF THE TRUST. The Trustees shall have exclusive and absolute control over the Trust Property and over the business of the Trust to the same extent as if the Trustees were the sole owners of the Trust Property and business in their own right, but with such powers of delegation as may be permitted by this Declaration of Trust ~~Instrument~~. The Trustees shall have power to conduct the business of the Trust and carry on its operations in any and all of its branches and maintain offices both within and without the State of Delaware, in any and all states of the United States of America, in the District of Columbia, in any and all commonwealths, territories, dependencies, colonies, or possessions of the United States of America, and in any foreign jurisdiction and to do all such other things and execute all such instruments as they deem necessary, proper or desirable in order to promote the interests of the Trust although such things are not herein specifically mentioned. Any determination as to what is in the interests of the Trust made by the Trustees in good faith shall be conclusive. In construing the provisions of this Declaration of Trust ~~Instrument~~, the presumption shall be in favor of a grant of power to the Trustees.

The enumeration of any specific power in this Declaration of Trust ~~Instrument~~ shall not be construed as limiting the aforesaid power. The powers of the Trustees may be exercised without order of or resort to any court. Except for the Trustees named herein or appointed to fill vacancies pursuant to Section 3.04 of this Article III, the Trustees shall be elected by the Shareholders owning of record a plurality of the Shares voting at a meeting of Shareholders. Such a meeting shall be held on a date fixed by the Trustees.

In the event that less than a majority of the Trustees holding office have been elected by Shareholders, the Trustees then in office will call a Shareholders’ meeting for the election of Trustees.

Section 3.02      ~~Section 4.02~~ INITIAL TRUSTEES. The initial Trustees shall be the persons named ~~herein. On a date fixed by the Trustees, the Shareholders shall elect at least three (3) but not more than twelve (12) Trustees, as specified by the Trustees pursuant to Section 3.06 of this Article III~~in the original Trust Instrument.

Section 3.03      ~~Section 4.03~~ TERM OF OFFICE. The Trustees shall hold office during the lifetime of this Trust, and until its termination as herein provided; except (a) that any Trustee may resign his trust by written instrument signed by him and delivered to the other Trustees, which shall take effect upon such delivery or upon such later date as is specified therein; (b) that any Trustee may be removed at any time by written instrument, signed by at least two-thirds of the number of Trustees prior to such removal, specifying the date when such removal shall become effective; (c) that any Trustee who requests in writing to be retired or who has died, become physically or mentally incapacitated by reason of disease or otherwise, or is otherwise unable to serve, may be retired by written instrument signed by a majority of the other Trustees, specifying the date of his retirement; and (d) that a Trustee may be removed at any meeting of the Shareholders of the Trust by a vote of Shareholders owning at least two-thirds of the Outstanding Shares.

Section 3.04      ~~Section 4.04~~ VACANCIES AND APPOINTMENTS. In case of the declination to serve, death, resignation, retirement, removal, physical or mental incapacity by reason of disease or otherwise, or a Trustee is otherwise unable to serve, or an increase in the number of Trustees, a vacancy shall occur. Whenever a vacancy in the Board of Trustees shall occur, until such vacancy is filled, the other Trustees shall have all the powers hereunder and the certificate of the other Trustees of such vacancy shall be conclusive. In the case of an existing vacancy, the remaining Trustees shall fill such vacancy by appointing such other person as they in their discretion shall see fit consistent with the limitations under the 1940 Act. Such appointment shall be evidenced by a written instrument signed by a majority of the Trustees in office or by resolution of the Trustees, duly adopted, which shall be recorded in the minutes of a meeting of the Trustees, whereupon the appointment shall take effect.

An appointment of a Trustee may be made by the Trustees then in office in anticipation of a vacancy to occur by reason of retirement, resignation or increase in number of Trustees effective at a later date, provided that said appointment shall become effective only at or after the effective date of said retirement, resignation or increase in number of Trustees. As soon as any Trustee appointed pursuant to this Section 3.04 shall have ~~accepted this trust, the trust estate shall vest in the~~executed an acceptance of this Trust, the new Trustee or Trustees, together with the continuing Trustees, without any further act or conveyance, and he shall be deemed a Trustee hereunder.

Section 3.05      ~~Section 4.05~~ TEMPORARY ABSENCE. Any Trustee may, by power of attorney, delegate his power for a period not exceeding six months at any time to any other Trustee or Trustees, provided that in no case shall less than two Trustees personally exercise the other powers hereunder except as herein otherwise expressly provided.

Section 3.06      ~~Section 4.06~~ NUMBER OF TRUSTEES. The number of Trustees shall be at least three (3), and thereafter shall be such number as shall be fixed from time to time by a majority of the Trustees, provided, however, that the number of Trustees shall in no event be more than twelve (12).

Section 3.07      ~~Section 4.07~~ EFFECT OF ENDING OF A TRUSTEE’S SERVICE. The declination to serve, death, resignation, retirement, removal, incapacity, or inability of the Trustees, or any one of them, shall not operate to terminate the trust or to revoke any existing agency created pursuant to the terms of this Declaration of Trust ~~Instrument~~.

Section 3.08      ~~Section 4.08~~ OWNERSHIP OF ASSETS OF THE TRUST. The assets of the Trust and of each Series shall be held separate and apart for any assets now or hereafter held in any capacity other than as Trustee hereunder by the Trustees or any successor Trustees. Legal title in all of the assets of the Trust and the right to conduct any business shall at all times be considered as vested in the Trustees on behalf of the Trust, except that the Trustees may cause legal title to any Trust Property to be held by, or in the name of the Trust, or in the name of any person as nominee. No Shareholder shall be deemed to have a severable ownership in any individual asset of the Trust or of any Series or any right of partition or possession thereof, but each Shareholder shall have, except as otherwise provided for herein, a proportionate undivided beneficial interest in the Trust or Series. The Shares shall be personal property giving only the rights specifically set forth in this Declaration of Trust ~~Instrument~~.

ARTICLE IV~~ARTICLE V~~
POWERS OF THE TRUSTEES

Section 4.01      ~~Section 5.01~~ POWERS. The Trustees in all instances shall act as principals, and are and shall be free from the control of the Shareholders. The Trustees shall have full power and authority to do any and all acts and to make and execute any and all contracts and instruments that they may consider necessary or appropriate in connection with the management of the Trust. The Trustees shall not in any way be bound or limited by present or future laws or customs in regard to trust investments, but shall have full authority and power to make any and all investments which they, in their sole discretion, shall deem proper to accomplish the purpose of this Trust without recourse to any court or other authority. Subject to any applicable limitation in this Declaration of Trust ~~Instrument~~ or the Bylaws of the Trust, the Trustees, without the requirement of shareholder approval, shall have the power and authority:

To invest and reinvest cash and other property, and to hold cash or other property uninvested, without in any event being bound or limited by any present or future law or custom in regard to investments by trustees, and to sell, exchange, lend, pledge, mortgage, hypothecate, write options on and lease any or all of the assets of the Trust~~:~~;

To operate as and carry on the business of an investment company, and exercise all the powers necessary and appropriate to the conduct of such operations;

To borrow money, and in this connection issue notes or other evidence of indebtedness; to secure borrowings by mortgaging, pledging or otherwise subjecting as security the Trust Property; to endorse, guarantee, or undertake the performance of an obligation or engagement of any other Person and to lend Trust Property;

(a)       To lend the portfolio securities of any Series, under such terms and conditions deemed appropriate by the Trustees;

(b)       ~~(d)~~ To provide for the distribution of interests of the Trust either through a principal underwriter in the manner hereinafter provided for or by the Trust itself, or both, or otherwise pursuant to a plan of distribution of any kind;

(c)       ~~(e)~~ To adopt Bylaws not inconsistent with this Declaration of Trust ~~Instrument~~ providing for the conduct of the business of the Trust and to amend and repeal them to the extent that they do not reserve that right to the Shareholders; such Bylaws shall be deemed incorporated and included in this Declaration of Trust ~~Instrument~~;

(d)       ~~(f)~~ To elect and remove such officers and appoint and terminate such agents as they consider appropriate;

(e)       ~~(g)~~ To employ one or more banks, trust companies or companies that are members of a national securities exchange or such other entities as the Commission may permit as custodians of any assets of the Trust subject to any conditions set forth in this Declaration of Trust ~~Instrument~~ or in the Bylaws;

(f)       ~~(h)~~ To retain one or more transfer agents and shareholder servicing agents, or both;

(g)       ~~(i)~~ To set record dates in the manner provided herein or in the Bylaws;

(h)       ~~(j)~~ To delegate such authority as they consider desirable to any officers of the Trust and to any investment adviser, manager, custodian, underwriter or other agent or independent contractor;

(i)       ~~(k)~~ To sell or exchange any or all of the assets of the Trust, subject to the provisions of Article XI, ~~subsection~~Section 11.04(b) hereof;

(j)       ~~(l)~~ To vote or give assent, or exercise any rights of ownership, with respect to stock or other securities or property; and to execute and deliver powers of attorney to such person or persons as the Trustees shall deem proper, granting to such person or persons such power and discretion with relation to securities or property as the Trustees shall deem proper;

(k)       ~~(m)~~ To exercise powers and rights of subscription or otherwise which in any manner arise out of ownership of securities;

(l)       ~~(n)~~ To hold any security or property in a form not indicating any trust, whether in bearer, book entry, unregistered or other negotiable form; or either in the name of the Trust or in the name of a custodian or a nominee or nominees, subject in either case to proper safeguards according to the usual practice of Delaware business trusts or investment companies;

(m)       ~~(o)~~ To establish separate and distinct Series with separately defined investment objectives and policies and distinct investment purposes in accordance with the provisions of Article II hereof and to establish classes of such Series having relative rights, powers and duties as they may provide consistent with applicable law;

(n)       ~~(p)~~ Subject to the provisions of Section 3804 of the Delaware Act, to allocate assets, liabilities and expenses of the Trust to a particular Series or to apportion the same between or among two or more Series, provided that any liabilities or expenses incurred by a particular Series shall be payable solely out of the assets belonging to that Series as provided for in Article II hereof;

(o)       ~~(q)~~ To consent to or participate in any plan for the reorganization, consolidation or merger of any corporation or concern, any security of which is held in the Trust; to consent to any contract, lease, mortgage, purchase, or sale of property by such corporation or concern, and to pay calls or subscriptions with respect to any security held in the Trust;

(p)       ~~(r)~~ To compromise, arbitrate, or otherwise adjust claims in favor of or against the Trust or any matter in controversy including, but not limited to, claims for taxes;

(q)       ~~(s)~~ To make distributions of income and of capital gains to Shareholders in the manner provided herein;

(r)       ~~(t)~~ To establish, from time to time, a minimum investment for Shareholders in the Trust or in one or more Series or class, and to require the redemption of the Shares of any Shareholders whose investment is less than such minimum upon giving notice to such Shareholder;

(s)       ~~(u)~~ To establish one or more committees, to delegate any of the powers of the Trustees to said committees and to adopt a committee charter providing for such responsibilities, membership (including Trustees, officers or other agents of the Trust therein) and any other characteristics of said committees as the Trustees may deem proper. Notwithstanding the provisions of this Article IV, and in addition to such provisions or any other provision of this Declaration of Trust ~~Instrument~~ or of the Bylaws, the Trustees may by resolution appoint a committee consisting of less than the whole number of Trustees then in office, which committee may be empowered to act for and bind the Trustees and the Trust, as if the acts of such committee were the acts of all the Trustees then in office, with respect to the institution, prosecution, dismissal, settlement, review or investigation of any action, suit or proceeding which shall be pending or threatened to be brought before any court, administrative agency or other adjudicatory body;

(t)       ~~(v)~~ To interpret the investment policies, practices or limitations of any Series;

(u)       ~~(w)~~ To establish a registered office and have a registered agent in the state of Delaware; ~~and~~

(v)       ~~(x)~~ In general to carry on any other business in connection with or incidental to any of the foregoing powers, to do everything necessary, suitable or proper for the accomplishment of any purpose or the attainment of any object or the furtherance of any power hereinbefore set forth, either alone or in association with others, and to do every other act or thing incidental or appurtenant to or growing out of or connected with the aforesaid business or purposes, objects or powers~~.~~; and

(w)       To determine and change the fiscal year of the Trust or any Series and the method by which its accounts shall be kept.

The foregoing clauses shall be construed as objects and powers, and the foregoing enumeration of specific powers shall not be held to limit or restrict in any manner the general powers of the Trustees. Any action by one or more of the Trustees in their capacity as such hereunder shall be deemed an action on behalf of the Trust or the applicable Series, and not an action in an individual capacity.

The Trustees shall not be limited to investing in obligations maturing before the possible termination of the Trust.

No one dealing with the Trustees shall be under any obligation to make any inquiry concerning the authority of the Trustees, or to see the application of any payments make or property transferred to the Trustees or upon their order.

Section 4.02      ~~Section 5.02~~ ISSUANCE AND REPURCHASE OF SHARES. The Trustees shall have the power to issue, sell, repurchase, redeem, retire, cancel, acquire, hold, resell, reissue, dispose of, and otherwise deal in Shares and, subject to the provisions set forth in Article II and Article IX, to apply to any such repurchase, redemption, retirement, cancellation or acquisition of Shares any funds or property of the Trust, or the particular Series of the Trust, with respect to which such Shares are issued.

Section 4.03      ~~Section 5.03~~ TRUSTEES AND OFFICERS AS SHAREHOLDERS. Any Trustee, officer or other agent of the Trust may acquire, own and dispose of Shares to the same extent as if he were not a Trustee, officer or agent; and the Trustees may issue and sell or cause to be issued and sold, Shares to and buy such Shares from any such person or any firm or company in which he is interested, subject only to the general limitations herein contained as to the sale and purchase of such Shares; and all subject to any restrictions which may be contained in the Bylaws.

Section 4.04      ~~Section 5.04~~ ACTION BY THE TRUSTEES. The Trustees shall act by majority vote at a meeting duly called or by unanimous written consent without a meeting or by ~~telephone~~telephonic, video, electronic, or similar meeting provided a quorum of Trustees participate in any such ~~telephone~~ meeting, unless the 1940 Act requires that a particular action be taken only at a meeting at which the Trustees are present in person (and if there is exemptive, temporary, or other relief provided by the Commission from any in-person meeting requirement, the Trustees may rely upon such relief as they deem appropriate). At any meeting of the Trustees, a majority of the Trustees shall constitute a quorum.

Meetings of the Trustees may be called orally or in writing by the Chairman of the Board of Trustees or by any two other Trustees. Notice of the time, date and place of all meetings of the Trustees shall be given by the party calling the meeting to each Trustee by ~~telephone, facsimile or~~phone, electronic mail or any other electronic ~~mechanism~~means sent to his home or business address at least twenty-four hours in advance of the meeting or by written notice mailed to his home or business address at least seventy-two hours in advance of the meeting. Notice need not be given to any Trustee who attends the meeting without objecting to the lack of notice or who executes a written waiver of notice with respect to the meeting. Any meeting conducted by ~~telephone~~phone, video or other electronic means shall be deemed to take place at the principal office of the Trust~~, as~~ or as otherwise determined by the Bylaws or by the Trustees. Subject to the requirements of the 1940 Act, the Trustees by majority vote may delegate to any one or more of their number their authority to approve particular matters or take particular actions on behalf of the Trust. Written consents or waivers of the Trustees may be executed in one or more counterparts and may be signed via digital signature. Execution of a written consent or waiver and delivery thereof to the Trust may be accomplished by ~~facsimile or~~digital signature, electronic mail or any other similar electronic mechanism.

Section 4.05      ~~Section 5.05~~ CHAIRMAN OF THE TRUSTEES. The Trustees shall appoint one of their number to be Chairman of the Board of Trustees. The Chairman shall preside at all meetings of the Trustees, shall be responsible for the execution of policies established by the Trustees and the administration of the Trust, and may be (but is not required to be) the chief executive, financial and/or accounting officer of the Trust.

Section 4.06      ~~Section 5.06~~ PRINCIPAL TRANSACTIONS. Except to the extent prohibited by applicable law, the Trustees may, on behalf of the Trust, buy any securities from or sell any securities to, or lend any assets of the Trust to, any Trustee or officer of the Trust or any firm of which any such Trustee or officer is a member acting as principal, or have any such dealings with any investment adviser, administrator, distributor or transfer agent for the Trust or with any Interested Person of such person; and the Trust may employ any such person, or firm or company in which such person is an Interested Person, as broker, legal counsel, registrar, investment adviser, administrator, distributor, transfer agent, dividend disbursing agent, custodian or in any other capacity upon customary terms.

ARTICLE V~~ARTICLE VI~~
EXPENSES OF THE TRUST

Subject to the provisions of Article II, Section 2.08 hereof, the Trustees shall be reimbursed from the Trust estate or the assets belonging to the appropriate Series for their expenses and disbursements, including, without limitation, interest charges, taxes, brokerage fees and commissions; expenses of issue, repurchase and redemption of shares; certain insurance premiums; applicable fees, interest charges and expenses of third parties, including the Trust’s investment advisers, managers, administrators, distributors, custodian, transfer agent and fund accountant; fees of pricing, interest, dividend, credit and other reporting services; costs of membership in trade associations; telecommunications expenses; funds transmission expenses; auditing, legal and compliance expenses; costs of forming the Trust and maintaining corporate existence; costs of preparing and printing the Trust’s prospectuses, statements of additional information and shareholder reports and delivering them to existing shareholders; expenses of meetings of shareholders and proxy solicitations therefore; costs of maintaining books and accounts; costs of reproduction, stationery and supplies; fees and expenses of the Trust’s trustees; compensation of the Trust’s officers and employees and costs of other personnel performing services for the Trust; costs of Trustee meetings; Securities and Exchange Commission registration fees and related expenses; state or foreign securities laws registration fees and related expenses and for such non-recurring items as may arise, including litigation to which the Trust (or a Trustee acting as such) is a party, and for all losses and liabilities by them incurred in administering the Trust, and for the payment of such expenses, disbursements, losses and liabilities the Trustees shall have a lien on the assets belonging to the appropriate Series, or in the case of an expense allocable to more than one Series, on the assets of each such Series, prior to any rights or interests of the Shareholders thereto. This section shall not preclude the Trust from directly paying any of the aforementioned fees and expenses.

Notwithstanding anything to the contrary, the Trust and each Series will not commence operations or publicly sell Shares unless and until the Trust has entered into a contract with Cutler & Company, Inc. whereby Cutler & Company, Inc. has agreed to pay for or reimburse the Trust for all expenses of the Trust and Series except taxes to which the Trust or a Series may be liable and brokerage expenses.

ARTICLE VI~~ARTICLE VII~~
INVESTMENT ADVISER, PRINCIPAL UNDERWRITER, ADMINISTRATOR AND TRANSFER AGENT

Section 6.01      ~~Section 7.01~~ INVESTMENT ADVISER. The Trustees may in their discretion, from time to time, enter into an investment advisory contract or contracts with respect to the Trust or any Series whereby the other party or parties to such contract or contracts shall undertake to furnish the Trustees with such investment advisory, statistical and research facilities and services and such other facilities and services, if any, all upon such terms and conditions as may be prescribed in the Bylaws or as the Trustees may in their discretion determine (such terms and conditions not to be inconsistent with the provisions of this Declaration of Trust ~~Instrument~~ or of the Bylaws). Notwithstanding any other provision of this Declaration of Trust ~~Instrument~~, the Trustees may authorize any investment adviser (subject to such general or specific instructions as the Trustees may from time to time adopt) to effect purchases, sales or exchanges of portfolio securities, other investment instruments of the Trust, or other Trust Property on behalf of the Trustees, or may authorize any officer, agent, or Trustee to effect such purchases, sales or exchanges pursuant to recommendations of the investment adviser (and all without further action by the Trustees). Any such purchases, sales and exchanges shall be deemed to have been authorized by all of the Trustees. The Trustees, may authorize the investment adviser to employ, from time to time, one or more sub-advisers to perform such of the acts and services of the investment adviser, and upon such terms and conditions, as may be agreed upon between the investment adviser and sub-adviser (such terms and conditions not to be inconsistent with the provisions of this Declaration of Trust ~~Instrument~~ or of the Bylaws). Adding a sub-adviser would require shareholder approval, unless the Trust has received and complied with exemptive relief from the SEC to do so without shareholder approval. Any reference in this Declaration of Trust ~~Instrument~~ to the investment adviser shall be deemed to include such sub-advisers, unless the context otherwise requires.

Section 6.02      ~~Section 7.02~~ PRINCIPAL UNDERWRITER. The Trustees may in their discretion from time to time enter into an exclusive or non-exclusive underwriting contract or contracts providing for the sale of Shares, whereby the Trust may either agree to sell Shares to the other party to the contract or appoint such other party its sales agent for such Shares. In either case, the contract shall be on such terms and conditions as may be prescribed in the Bylaws and as the Trustees may in their discretion determine (such terms and conditions not to be inconsistent with the provisions of this Declaration of Trust ~~Instrument~~ or of the Bylaws); and such contract may also provide for the repurchase or sale of Shares by such other party as principal or as agent of the Trust.

Section 6.03      ~~Section 7.03~~ ADMINISTRATION. The Trustees may in their discretion from time to time enter into one or more management or administrative contracts whereby the other party or parties shall undertake to furnish the Trustees with management or administrative services. The contract or contracts shall be on such terms and conditions as may be prescribed in the Bylaws and as the Trustees may in their discretion determine (such terms and conditions not to be inconsistent with the provisions of this Declaration of Trust ~~Instrument~~ or of the Bylaws).

Section 6.04      ~~Section 7.04~~ TRANSFER AGENT. The Trustees may in their discretion from time to time enter into one or more transfer agency and Shareholder service contracts whereby the other party or parties shall undertake to furnish the Trustees with transfer agency and Shareholder services. The contract or contracts shall be on such terms and conditions as may be prescribed in the Bylaws and as the Trustees may in their discretion determine (such terms and conditions not to be inconsistent with the provisions of this Declaration of Trust ~~Instrument~~ or of the Bylaws).

Section 6.05      ~~Section 7.05~~ PARTIES TO CONTRACT. Any contract of the character described in Sections 6.01, 6.02, 6.03 and 6.04 of this Article VI or any contract of the character described in Article VIII hereof may be entered into with any corporation, firm, partnership, trust or association, although one or more of the Trustees or officers of the Trust may be an officer, director, trustee, shareholder, or member of such other party to the contract, and no such contract shall be invalidated or rendered void or voidable by reason of the existence of any relationship, nor shall any person holding such relationship be disqualified from voting on or executing the same in his capacity as Shareholder and/or Trustee, nor shall any person holding such relationship be liable merely by reason of such relationship for any loss or expense to the Trust under or by reason of said contract or accountable for any profit realized directly or indirectly therefrom, provided that the contract when entered into was not inconsistent with the provisions of this Article VI or Article VIII hereof or of the Bylaws. The same person (including a firm, corporation, partnership, trust, or association) may be the other party to contracts entered into pursuant to Sections 6.01, 6.02, 6.03 and 6.04 of this Article VI or pursuant to Article VIII hereof, and any individual may be financially interested or otherwise affiliated with persons who are parties to any or all of the contracts mentioned in this Section 6.05.

Section 6.06      ~~Section 7.06~~ PROVISIONS AND AMENDMENTS. Any contract entered into pursuant to Sections 6.01 or 6.02 of this Article VI shall be consistent with and subject to the requirements of Section 15 of the 1940 Act, if applicable, or other applicable Act of Congress hereafter enacted with respect to its continuance in effect, its termination, and the method of authorization and approval of such contract or renewal thereof, and no amendment to any contract entered into pursuant to Section 6.01 of this Article VI shall be effective unless assented to in a manner consistent with the requirements of said Section 15, as modified by any applicable rule, regulation or order of the Commission.

ARTICLE VII~~ARTICLE VIII~~
SHAREHOLDERS’ VOTING POWERS AND MEETINGS

Section 7.01      ~~Section 8.01~~ VOTING POWERS. The Shareholders shall have power to vote only (a) for the election of Trustees as provided in Article III, ~~Sections~~Section 3.01 ~~and 3.02~~ hereof, (b) for the removal of Trustees as provided in Article III, Section 3.03(d) hereof, (c) with respect to ~~any~~an investment advisory contract as provided in Article VI, Sections 6.01 and 6.06 hereof, if required under the 1940 Act, and (d) with respect to such additional matters relating to the Trust as may be required by law, by this Declaration of Trust ~~Instrument~~, or the Bylaws or any registration of the Trust with the Commission or any State, or as the Trustees may consider desirable.

On any matter submitted to a vote of the Shareholders, all Shares shall be voted separately by individual Series, except (i) when required by the 1940 Act, Shares shall be voted in the aggregate and not by individual Series; and (ii) when the Trustees have determined that the matter affects the interests of more than one Series, then the Shareholders of all such Series shall be entitled to vote thereon. The Trustees may also determine that a matter affects only the interests of one or more classes of a Series, in which case any such matter shall be voted on by such class or classes. Each whole Share shall be entitled to one vote as to any matter on which it is entitled to vote, and each fractional Share shall be entitled to a proportionate fractional vote. There shall be no cumulative voting in the election of Trustees. Shares may be voted in person or by proxy or in any manner provided for in the Bylaws. A proxy may be given in writing. The Bylaws may provide that proxies may also, or may instead, be given by any electronic or telecommunications device or in any other manner. Notwithstanding anything else herein or in the Bylaws, in the event a proposal by anyone other than the officers or Trustees of the Trust is submitted to a vote of the Shareholders of one or more Series or of the Trust, or in the event of any proxy contest or proxy solicitation or proposal in opposition to any proposal by the officers or Trustees of the Trust, Shares may be voted only in person or by written proxy. Until Shares are issued, the Trustees may exercise all rights of Shareholders and may take any action required or permitted by law, this Declaration of Trust ~~Instrument~~ or any of the Bylaws of the Trust to be taken by Shareholders.

Section 7.02      ~~Section 8.02~~ MEETINGS. ~~The first Shareholders’ meeting shall be held in order to elect Trustees as specified in Section 3.02 of Article III hereof~~ Meetings may be held within or without the State of Delaware at the principal office of the Trust or such other place as the Trustees may designate. ~~Meetings may be held within or without the State of Delaware~~The Trust is not required to hold an annual meeting of Shareholders.

Special meetings of the Shareholders of any Series may be called by the Trustees and shall be called by the Trustees upon the written request of Shareholders owning at least one-tenth of the Outstanding Shares entitled to vote. Whenever ten or more Shareholders meeting the qualifications set forth in Section 16(c) of the 1940 Act, as the same may be amended from time to time, seek the opportunity of furnishing materials to the other Shareholders with a view to obtaining signatures on such a request for a meeting, the Trustees shall comply with the provisions of said Section 16(c) with respect to providing such Shareholders access to the list of the Shareholders of record of the Trust or the mailing of such materials to such Shareholders of record, subject to any rights provided to the Trust or any Trustees provided by said Section 16(c).

Notice shall be sent, by First Class Mail or such other means, including electronic mail, other electronic or telecommunications device, or in any other manner as permitted by the 1940 Act and determined by the Trustees, at least 15 days prior to any such meeting.

Section 7.03      ~~Section 8.03~~ QUORUM AND REQUIRED VOTE. One-third of Shares entitled to vote in person or by proxy shall be a quorum for the transaction of business at a Shareholders’ meeting, except that where any provision of law or of this Declaration of Trust ~~Instrument~~ permits or requires that holders of any Series shall vote as a Series (or that holders of a class shall vote as a class), then one-third of the aggregate number of Shares of that Series (or that class) entitled to vote shall be necessary to constitute a quorum for the transaction of business by that Series (or that class). Any lesser number shall be sufficient for adjournments.

Any adjourned session or sessions may be held, within a reasonable time after the date set for the original meeting, without the necessity of further notice.

Except when a larger vote is required by law or by any provision of this Declaration of Trust ~~Instrument~~ or the Bylaws, a majority of the Shares voted in person or by proxy shall decide any questions and a plurality shall elect a Trustee, provided that where any provision of law or of this Declaration of Trust ~~Instrument~~ permits or requires that the holders of any Series shall vote as a Series (or that the holders of any class shall vote as a class), then a majority of the Shares present in person or by proxy of that Series (or class), voted on the matter in person or by proxy shall decide that matter insofar as that Series (or class) is concerned.

Shareholders may act by unanimous written consent. Actions taken by Series (or class) may be consented to unanimously in writing by Shareholders of that Series (or class).

ARTICLE VIII~~ARTICLE IX~~
CUSTODIAN

Section 8.01      ~~Section 9.01~~ APPOINTMENT AND DUTIES. The Trustees shall at all times employ a bank, a company that is a member of a national securities exchange, or a trust company, each having capital, surplus and undivided profits of at least twenty million dollars ($20,000,000) and is a member of the Depository Trust Company as custodian with authority as its agent, but subject to such restrictions, limitations and other requirements, if any, as may be contained in the Bylaws of the Trust: (a) to hold the securities owned by the Trust and deliver the same upon written order or oral order confirmed in writing; (b) to receive and receipt for any moneys due to the Trust and deposit the same in its own banking department or elsewhere as the Trustees may direct; and (c) to disburse such funds upon orders or vouchers.

The Trustees may also authorize the custodian to employ one or more sub-custodians from time to time to perform such of the acts and services of the custodian, and upon such terms and conditions, as may be agreed upon between the custodian and such sub-custodian and approved by the Trustees, provided that in every case such sub-custodian shall be a bank, a company that is a member of a national securities exchange, or a trust company organized under the laws of the United States or one of the states thereof and having capital, surplus and undivided profits of at least twenty million dollars ($20,000,000) and is a member of the Depository Trust Company or such other person as may be permitted by the Commission or otherwise in accordance with the 1940 Act.

Section 8.02      ~~Section 9.02~~ CENTRAL CERTIFICATE SYSTEM. Subject to such rules, regulations and orders as the Commission may adopt, the Trustees may direct the custodian to deposit all or any part of the securities owned by the Trust in a system for the central handling of securities established by a national securities exchange or a national securities association registered with the Commission under the Securities Exchange Act of 1934, as amended, or such other person as may be permitted by the Commission, or otherwise in accordance with the 1940 Act, pursuant to which system all securities of any particular class or series of any issuer deposited within the system are treated as fungible and may be transferred or pledged by bookkeeping entry without physical delivery of such securities, provided that all such deposits shall be subject to withdrawal only upon the order of the Trust or its custodians, sub-custodians or other agents.

ARTICLE IX~~ARTICLE X~~
DISTRIBUTIONS AND REDEMPTIONS

Section 9.01      ~~Section 10.01~~ DISTRIBUTIONS.

The Trustees may from time to time declare and pay dividends or other distributions with respect to any Series. The amount of such dividends or distributions and the payment of them and whether they are in cash or any other Trust Property shall be wholly in the discretion of the Trustees.

Dividends and other distributions may be paid or made to the Shareholders of record at the time of declaring a dividend or other distribution or among the Shareholders of record at such other date or time or dates or times as the Trustees shall determine, which dividends or distributions, at the election of the Trustees, may be paid pursuant to a standing resolution or resolutions adopted only once or with such frequency as the Trustees may determine. The Trustees may adopt and offer to Shareholders such dividend reinvestment plans, cash dividend payout plans or related plans as the Trustees shall deem appropriate.

Anything in this Declaration of Trust ~~Instrument~~ to the contrary notwithstanding, the Trustees may at any time declare and distribute a stock dividend pro rata among the Shareholders of a particular Series, or class thereof, as of the record date of that Series fixed as provided in ~~Subsection~~Section 9.01(b) hereof.

Section 9.02      ~~Section 10.02~~ REDEMPTIONS. In case any holder of record of Shares of a particular Series desires to dispose of his Shares or any portion thereof, he may deposit at the office of the transfer agent or other authorized agent of that Series a written request or such other form of request as the Trustees may from time to time authorize, requesting that the Series purchase the Shares in accordance with this Section 9.02; and the Shareholder so requesting shall be entitled to require the Series to purchase, and the Series or the principal underwriter of the Series shall purchase his said Shares, but only at the Net Asset Value thereof (as described in Section 9.03 of this Article IX). The Series shall make payment for any such Shares to be redeemed, as aforesaid, in cash or property from the assets of that Series and payment for such Shares shall be made by the Series or the principal underwriter of the Series to the Shareholder of record within seven (7) days after the date upon which the request is effective. Upon redemption, shares shall become Treasury shares and may be re-issued from time to time.

Section 9.03      ~~Section 10.03~~ DETERMINATION OF NET ASSET VALUE AND VALUATION OF PORTFOLIO ASSETS. The term “Net Asset Value” of any Series shall mean that amount by which the assets of that Series exceed its liabilities, all as determined by or under the direction of the Trustees. Such value shall be determined separately for each Series and shall be determined on such days and at such times as the Trustees may determine. Such determination shall be made with respect to securities for which market quotations are readily available, at the market value of such securities; and with respect to other securities and assets, at the fair value as determined in good faith by the Trustees; provided, however, that the Trustees, without Shareholder approval, may alter the method of valuing portfolio securities insofar as permitted under the 1940 Act and the rules, regulations and interpretations thereof promulgated or issued by the Commission or insofar as permitted by any Order of the Commission applicable to the Series.

The Trustees may delegate any of their powers and duties under this Section 9.03 with respect to valuation of assets and liabilities. The resulting amount, which shall represent the total Net Asset Value of the particular Series, shall be divided by the total number of shares of that Series outstanding at the time and the quotient so obtained shall be the Net Asset Value per Share of that Series. At any time, the Trustees may cause the Net Asset Value per Share last determined to be determined again in similar manner and may fix the time when such redetermined value shall become effective. If, for any reason, the net income of any Series, determined at any time, is a negative amount, the Trustees shall have the power with respect to that Series (a) to offset each Shareholder’s pro rata share of such negative amount from the accrued dividend account of such Shareholder, (b) to reduce the number of Outstanding Shares of such Series by reducing the number of Shares in the account of each Shareholder by a pro rata portion of that number of full and fractional Shares which represents the amount of such excess negative net income, (c) to cause to be recorded on the books of such Series an asset account in the amount of such negative net income (provided that the same shall thereupon become the property of such Series with respect to such Series and shall not be paid to any Shareholder), which account may be reduced by the amount, of dividends declared thereafter upon the Outstanding Shares of such Series on the day such negative net income is experienced, until such asset account is reduced to zero; (d) to combine the methods described in clauses (a) and (b) and (c) of this sentence; or (e) to take any other action they deem appropriate, in order to cause (or in order to assist in causing) the Net Asset Value per Share of such Series to remain at a constant amount per Outstanding Share immediately after each such determination and declaration. The Trustees shall also have the power not to declare a dividend out of net income for the purpose of causing the Net Asset Value per Share to be increased. The Trustees shall not be required to adopt, but may at any time adopt, discontinue or amend the practice of maintaining the Net Asset Value per Share of the Series at a constant Amount.

Section 9.04      ~~Section 10.04~~ SUSPENSION OF THE RIGHT OF REDEMPTION. The Trustees may declare a suspension of the right of redemption or postpone the date of payment as permitted under the 1940 Act. Such suspension shall take effect at such time as the Trustees shall specify but not later than the close of business on the business day next following the declaration of suspension, and thereafter there shall be no right of redemption or payment until the Trustees shall declare the suspension at an end. In the case of a suspension of the right of redemption, a Shareholder may either withdraw his request for redemption or receive payment based on the Net Asset Value per Share next determined after the termination of the suspension. In the event that any Series is divided into classes, the provisions of this Section ~~9.03~~9.04, to the extent applicable as determined in the discretion of the Trustees and consistent with applicable law, may be equally applied to each such class.

Section 9.05      ~~Section 10.05~~ REDEMPTION OF SHARES IN ORDER TO QUALIFY AS REGULATED INVESTMENT COMPANY. If the Trustees shall, at any time and in good faith, be of the opinion that direct or indirect ownership of Shares of any Series has or may become concentrated in any Person to an extent which would disqualify any Series as a regulated investment company under the Internal Revenue Code, then the Trustees shall have the power (but not the obligation) by lot or other means deemed equitable by them (a) to call for redemption by any such person of a number, or principal amount, of Shares sufficient to maintain or bring the direct or indirect ownership of Shares into conformity with the requirements for such qualification and (b) to refuse to transfer or issue Shares to any person whose acquisition of Shares in question would result in such disqualification.

The redemption shall be effected at the redemption price and in the manner provided in this Article IX.

The holders of Shares shall upon demand disclose to the Trustees in writing such information with respect to direct and indirect ownership of Shares as the Trustees deem necessary to comply with the requirements of any taxing authority.

ARTICLE X~~ARTICLE XI~~
LIMITATION OF LIABILITY AND INDEMNIFICATION

Section 10.01      ~~Section 11.01~~ LIMITATION OF LIABILITY. A Trustee, when acting in such capacity, shall not be personally liable to any person other than the Trust or beneficial owner for any act, omission or obligation of the Trust or any Trustee. A Trustee shall not be liable for any act or omission or any conduct whatsoever in his capacity as Trustee, provided that nothing contained herein or in the Delaware Act shall protect any Trustee against any liability to the Trust or to Shareholders to which he would otherwise be subject by reason of willful misfeasance, bad faith, gross negligence or reckless disregard of the duties involved in the conduct of the office of Trustee hereunder.

Section 10.02      ~~Section 11.02~~ INDEMNIFICATION.

Subject to the exceptions and limitations contained in ~~Subsection~~Section 10.02(b):

every person who is, or has been, a Trustee or officer of the Trust (hereinafter referred to as a “Covered Person”) shall be indemnified by the Trust to the fullest extent permitted by law against liability and against all expenses reasonably incurred or paid by him in connection with any claim, action, suit or proceeding in which he becomes involved as a party or otherwise by virtue of his being or having been a Trustee or officer and against amounts paid or incurred by him in the settlement thereof;

the words “claim,” “action,” “suit,” or “proceeding” shall apply to all claims, actions, suits or proceedings (civil, criminal or other, including appeals), actual or threatened while in office or thereafter, and the words “liability” and “expenses” shall include, without limitation, attorneys’ fees, costs, judgments, amounts paid in settlement, fines, penalties and other liabilities.

No indemnification shall be provided hereunder to a Covered person:

who shall have been adjudicated by a court or body before which the proceeding was brought (A) to be liable to the Trust or its Shareholders by reason of willful misfeasance, bad faith, gross negligence or reckless disregard of the duties involved in the conduct of his office or (B) not to have acted in good faith in the reasonable belief that his action was in the best interest of the Trust; or (ii) in the event of a settlement, unless there has been a determination that such Trustee or officer did not engage in willful misfeasance, bad faith, gross negligence or reckless disregard of the duties involved in the conduct of his office, (A) by the court or other body approving the settlement; (B) by at least a majority of those Trustees who are neither Interested Persons of the Trust nor are parties to the matter based upon a review of readily available facts (as opposed to a full trial-type inquiry); or (C) by written opinion of independent legal counsel based upon a review of readily available facts (as opposed to a full trial-type inquiry); provided, however, that any Shareholder may, by appropriate legal proceedings, challenge any such determination by the Trustees or by independent counsel.

The rights of indemnification herein provided may be insured against by policies maintained by the Trust, shall be severable, shall not be exclusive of or affect any other rights to which any Covered Person may now or hereafter be entitled, shall continue as to a person who has ceased to be a Covered Person and shall inure to the benefit of the heirs, executors and administrators of such a person. Nothing contained herein shall affect any rights to indemnification to which Trust personnel, other than Covered Persons, and other persons may be entitled by contract or otherwise under law.

Expenses in connection with the preparation and presentation of a defense to any claim, action, suit or proceeding of the character described in ~~Subsection~~Section 10.02(a) of this Section 10.02 may be paid by the Trust or Series from time to time prior to final disposition thereof upon receipt of an undertaking by or on behalf of such Covered Person that such amount will be paid over by him to the Trust or Series if it is ultimately determined that he is not entitled to indemnification under this Section 10.02; provided, however, that either (i) such Covered Person shall have provided appropriate security for such undertaking, (ii) the Trust is insured against losses arising out of any such advance payments or (iii) either a majority of the Trustees who are neither Interested Persons of the Trust nor parties to the matter, or independent legal counsel in a written opinion, shall have determined, based upon a review of readily available facts (as opposed to a trial-type inquiry or full investigation), that there is reason to believe that such Covered Person will be found entitled to indemnification under Section 10.02.

Section 10.03      ~~Section 11.03~~ SHAREHOLDERS. In case any Shareholder of any Series shall be held to be personally liable solely by reason of his being or having been a Shareholder of such Series and not because of his acts or omissions or for some other reason, the Shareholder or former Shareholder (or his heirs, executors, administrators or other legal representatives, or, in the case of a corporation or other entity, its corporate or other general successor) shall be entitled out of the assets belonging to the applicable Series to be held harmless from and indemnified against all loss and expense arising from such liability. The Trust, on behalf of the affected Series, shall, upon request by the Shareholder, assume the defense of any claim made against the Shareholder for any act or obligation of the Series and satisfy any judgment thereon from the assets of the Series.

ARTICLE XI~~ARTICLE XII~~
MISCELLANEOUS

Section 11.01      ~~Section 12.01~~ TRUST NOT A PARTNERSHIP. It is hereby expressly declared that a trust and not a partnership is created hereby. No Trustee hereunder shall have any power to bind personally either the Trust officers or any Shareholder. All persons extending credit to, contracting with or having any claim against the Trust or the Trustees shall look only to the assets of the appropriate Series or (if the Trustees shall have yet to have established Series) of the Trust for payment under such credit, contract or claim; and neither the Shareholders nor the Trustees, nor any of their agents, whether past, present or future, shall be personally liable therefor. Nothing in this Declaration of Trust ~~Instrument~~ shall protect a Trustee against any liability to which the Trustee would otherwise be subject by reason of willful misfeasance, bad faith, gross negligence or reckless disregard of the duties involved in the conduct of the office of Trustee hereunder.

Section 11.02      ~~Section 12.02~~ TRUSTEE’S GOOD FAITH ACTION, EXPERT ADVICE, NO BOND OR SURETY. The exercise by the Trustees of their powers and discretions hereunder in good faith and with reasonable care under the circumstances then prevailing shall be binding upon everyone interested. Subject to the provisions of Article X hereof and to Section 11.01 of this Article XI, the Trustees shall not be liable for errors of judgment or mistakes of fact or law. The Trustees may take advice of counsel or other experts with respect to the meaning and operation of this Declaration of Trust ~~Instrument~~, and subject to the provisions of Article X hereof and Section 11.01 of this Article XI, shall be under no liability for any act or omission in accordance with such advice or for failing to follow such advice.

The Trustees shall not be required to give any bond as such, nor any surety if a bond is obtained.

Section 11.03      ~~Section 12.03~~ ESTABLISHMENT OF RECORD DATES. The Trustees may close the Share transfer books of the Trust for a period not exceeding sixty (60) days preceding the date of any meeting of Shareholders, or the date for the payment of any dividends or other distributions, or the date for the allotment of rights, or the date when any change or conversion or exchange of Shares shall go into effect; or in lieu of closing the stock transfer books as aforesaid, the Trustees may fix in advance a date, not exceeding sixty (60) days preceding the date of any meeting of Shareholders, or the date for payment of any dividend or other distribution, or the date for the allotment of rights, or the date when any change or conversion or exchange of Shares shall go into effect, as a record date for the determination of the Shareholders entitled to notice of, and to vote at, any such meeting, or entitled to receive payment of any such dividend or other distribution, or to any such allotment of rights, or to exercise the rights in respect of any such change, conversion or exchange of Shares, and in such case such Shareholders and only such Shareholders as shall be Shareholders of record on the date so fixed shall be entitled to such notice of, and to vote at, such meeting, or to receive payment of such dividend or other distribution, or to receive such allotment or rights, or to exercise such rights, as the case may be, notwithstanding any transfer of any Shares on the books of the Trust after any such record date fixed as aforesaid.

Section 11.04      ~~Section 12.04~~ TERMINATION OF TRUST.

This Trust shall continue without limitation of time but subject to the provisions of ~~Subsection~~Section 11.04(b).

The Trustees ~~may, subject to a Majority Shareholder Vote of each Series affected by the matter or, if applicable, to a Majority Shareholder Vote of the Trust, and~~, without requiring Shareholder approval, may, subject to a vote of a majority of the Trustees, sell and convey all or substantially all of the assets of the Trust or any affected Series to another trust, partnership, association or corporation, or to a separate series of shares thereof, organized under the laws of any state which trust, partnership, association or corporation is an open-end management investment company as defined in the 1940 Act, or is a series thereof, for adequate consideration which may include the assumption of all outstanding obligations, taxes and other liabilities, accrued or contingent, of the Trust or any affected Series, and which may include shares of beneficial interest, stock or other ownership interests of such trust, partnership, association or corporation or of a series thereof; or

at any time sell and convert into money all of the assets of the Trust or any affected Series.

Upon making reasonable provision, in the determination of the Trustees, for the payment of all such liabilities in either (i) or (ii), by such assumption or otherwise, the Trustees shall distribute the remaining proceeds or assets (as the case may be) of each Series (or class) ratably among the holders of Shares of that Series then outstanding.

Upon completion of the distribution of the remaining proceeds or the remaining assets as provided in Subsection ~~11.05~~11.04(b), the Trust or any affected Series shall terminate and the Trustees and the Trust shall be discharged of any and all further liabilities and duties hereunder and the right, title and interest of all parties with respect to the Trust or Series shall be canceled and discharged.

Upon termination of the Trust, following completion of winding up of its business, the Trustees shall cause a certificate of cancellation of the Trust’s certificate of trust to be filed in accordance with the Delaware Act, which certificate of cancellation may be signed by any one Trustee.

Section 11.05      ~~Section 12.05~~ REORGANIZATION. Notwithstanding anything else herein, the Trustees, in order to change the form of organization of the Trust, may, without prior Shareholder approval, (a) cause the Trust to merge or consolidate with or into one or more trusts, partnerships, associations or corporations so long as the surviving or resulting entity is an open-end management investment company under the 1940 Act, or is a series thereof, that will succeed to or assume the Trust’s registration under that Act and which is formed, organized or existing under the laws of a state, commonwealth, possession or colony of the United States or (b) cause the Trust to incorporate under the laws of Delaware. Any agreement of merger or consolidation or certificate of merger may be signed by a majority of Trustees and facsimile signatures conveyed by electronic or telecommunication means shall be valid.

Pursuant to and in accordance with the provisions of Section 3815(f) of the Delaware Act, and notwithstanding anything to the contrary contained in this Declaration of Trust ~~Instrument~~, an agreement of merger or consolidation approved by the Trustees in accordance with this Section 11.05 may effect any amendment to the Declaration of Trust ~~Instrument~~ or effect the adoption of a new trust instrument of the Trust if it is the surviving or resulting trust in the merger or consolidation.

Section 11.06      ~~Section 12.06~~ FILING OF COPIES, REFERENCES, HEADINGS. The original or a copy of this Declaration of Trust ~~Instrument~~ and of each amendment hereof or Declaration of Trust ~~Instrument~~ supplemental hereto shall be kept at the office of the Trust where it may be inspected by any Shareholder. Anyone dealing with the Trust may rely on a certificate by an officer or Trustee of the Trust as to whether or not any such amendments or supplements have been make and as to any matters in connection with the Trust hereunder, and with the same effect as if it were the original, may rely on a copy certified by an officer or Trustee of the Trust to be a copy of this Declaration of Trust ~~Instrument~~ or of any such amendment or supplemental Declaration of Trust ~~Instrument~~. In this Declaration of Trust ~~Instrument~~ or in any such amendment or supplemental Declaration of Trust ~~Instrument~~, references to this Declaration of Trust ~~Instrument~~, and all expressions like “herein,” “hereof’ and “hereunder,” shall be deemed to refer to this Declaration of Trust ~~Instrument~~ as amended or affected by any such supplemental Declaration of Trust ~~Instrument~~.

All expressions like “his”, “he” and “him”, shall be deemed to include the feminine and neuter, as well as masculine, genders. Headings are placed herein for convenience of reference only and in case of any conflict, the text of this Declaration of Trust ~~Instrument~~, rather than the headings, shall control. This Declaration of Trust ~~Instrument~~ may be executed in any number of counterparts each of which shall be deemed an original.

Section 11.07      ~~Section 12.07~~ APPLICABLE LAW. The trust set forth in this instrument is made in the State of Delaware, and the Trust and this Declaration of Trust ~~Instrument~~, and the rights and obligations of the Trustees and Shareholders hereunder, are to be governed by and construed and administered according to the Delaware Act and the laws of said State; provided, however, that there shall not be applicable to the Trust, the Trustees or this Declaration of Trust ~~Instrument~~ (a) the provisions of Section 3540 of Title 12 of the Delaware Code or (b) any provisions of the laws (statutory or common) of the State of Delaware (other than the Delaware Act) pertaining to trusts which relate to or regulate (i) the filing with any court or governmental body or agency of trustee accounts or schedules of trustee fees and charges, (ii) affirmative requirements to post bonds for trustees, officers, agents or employees of a trust, (iii) the necessity for obtaining court or other governmental approval concerning the acquisition, holding or disposition of real or personal property, (iv) fees or other sums payable to trustees, officers, agents or employees of a trust, (v) the allocation of receipts and expenditures to income or principal, (vi) restrictions or limitations on the permissible nature, amount or concentration of trust investments or requirements relating to the titling, storage or other manner of holding of trust assets, or (vii) the establishment of fiduciary or other standards of responsibilities or limitations on the acts or powers of trustees, which are inconsistent with the limitations or liabilities or authorities and powers of the Trustees set forth or referenced in this Declaration of Trust ~~Instrument~~. The Trust shall be of the type commonly called a “business trust”, and without limiting the provisions hereof, the Trust may exercise all powers which are ordinarily exercised by such a trust under Delaware law. The Trust specifically reserves the right to exercise any of the powers or privileges afforded to trusts or actions that may be engaged in by trusts under the Delaware Act, and the absence of a specific reference herein to any such power, privilege or action shall not imply that the Trust may not exercise such power or privilege or take such actions.

Section 11.08      ~~Section 12.08~~ AMENDMENTS. Except as specifically provided herein, the Trustees may, without shareholder vote, amend or otherwise supplement this Declaration of Trust ~~Instrument~~ by making an amendment, a Declaration of Trust ~~Instrument~~ supplemental hereto or an amended and restated trust instrument. Shareholders shall only have the right to vote (a) on any amendment which would affect their right to vote granted in Section 7.01 of Article VII hereof, (b) on any amendment to this Section 11.08, or (c) on any amendment as may be required by law or by the Trust’s registration statement filed with the Commission and (d) on any amendment submitted to them by the Trustees. Any amendment required or permitted to be submitted to Shareholders which, as the Trustees determine, shall affect the Shareholders of one or more Series shall be authorized by vote of the Shareholders of each Series affected and no vote of shareholders of a Series not affected shall be required. Notwithstanding anything else herein, any amendment to Article X hereof shall not limit the rights to indemnification or insurance provided therein with respect to action or omission of Covered Persons prior to such amendment.

Section 11.09      ~~Section 12.09~~ FISCAL YEAR. The fiscal year of the Trust shall end on a specified date as set forth in the Bylaws, provided, however, that the Trustees may, without Shareholder approval, change the fiscal year of the Trust.

Section 11.10      ~~Section 12.10~~ PROVISIONS IN CONFLICT WITH LAW. The provisions of this Declaration of Trust ~~Instrument~~ are severable, and if the Trustees shall determine, with the advice of counsel, that any of such provisions is in conflict with the 1940 Act, the regulated investment company provisions of the Internal Revenue Code or with other applicable laws and regulations, the conflicting provision shall be deemed never to have constituted a part of this Declaration of Trust ~~Instrument~~; provided, however, that such determination shall not affect any of the remaining provisions of this Declaration of Trust ~~Instrument~~ or render invalid or improper any action taken or omitted prior to such determination. If any provision of this Declaration of Trust ~~Instrument~~ shall be held invalid or unenforceable in any jurisdiction, such invalidity or unenforceability shall attach only to such provision in such jurisdiction and shall not in any matter affect such provisions in any other jurisdiction or any other provision of this Declaration of Trust ~~Instrument~~ in any jurisdiction.

Section 11.01 CLAIMS. As used herein, a “direct” Shareholder claim shall refer to (i) a claim based upon alleged violations of a Shareholder’s individual rights independent of any harm to the Trust, including a Shareholder’s rights under the Trust Instrument (including rights under SECTION 10.02 to indemnification, rights under SECTION 7.01 to vote, rights under SECTION 9.01 to receive dividends and rights under SECTION 9.02 to redemption of shares, or other similar rights personal to the Shareholder and independent of any harm to the Trust) and (ii) a claim for which a direct Shareholder action is permitted under the U.S. federal securities laws. Any other claim asserted by a Shareholder, including without limitation any claims purporting to be brought on behalf of the Trust or involving any alleged harm to the Trust, shall be considered a “derivative” claim as used herein.

(a)       Derivative Claims. No Shareholder shall have the right to bring or maintain any court action or other proceeding asserting a derivative claim or any claim asserted on behalf or for the benefit of the Trust or involving any alleged harm to the Trust without first making demand on the Trustees requesting the Trustees to bring or maintain such action, proceeding or claim. Such demand shall not be excused under any circumstances, including claims of alleged interest on the part of the Trustees, unless the Shareholder makes a specific showing that irreparable nonmonetary injury to the Trust would otherwise result. Such demand shall be mailed to the Secretary of the Trust at the Trust’s principal office and shall set forth with particularity the nature of the proposed court action, proceeding or claim and the essential facts relied upon by the Shareholder to support the allegations made in the demand. The Trustees shall consider such demand within 90 days of its receipt by the Trust, which period may be reasonably extended should the Trustees determine in good faith that there is good cause for such an extension. In their sole discretion, the Trustees may submit the matter to a vote of Shareholders of the Trust or any series or class of Shares, as appropriate; otherwise, unless a majority of the Trustees are disabled by conflicts from consideration of such a demand, the Shareholders shall have no right to vote thereon. Any decision by the Trustees to bring, maintain, or settle (or not to bring, maintain, or settle) such court action, proceeding, or to submit the matter to a vote of Shareholders, shall be binding upon the Shareholders, and no suit, proceeding or other action shall be commenced or maintained after a decision to reject a demand. Any Trustee acting in connection with any demand or any proceeding relating to a claim on behalf or for the benefit of the Trust who is not an Interested Person as defined in the 1940 Act shall be deemed to be independent and disinterested with respect to such demand, proceeding, or claim.

(b)       Direct Claims. No Shareholder shall have the right to bring or maintain a court action or other proceeding asserting a direct claim against the Trust, the Trustees, or officers predicated upon an implied right of action under the Agreement and Declaration of Trust or under U.S. federal securities laws (excepting direct shareholder actions permitted by U.S. federal securities laws), unless the Shareholder has obtained authorization from the Trustees to bring the action. The requirement of authorization shall not be excused under any circumstances, including claims of alleged interest on the part of the Trustees. A request for authorization shall be mailed to the Secretary of the Trust at the Trust’s principal office and shall set forth with particularity the nature of the proposed court action, proceeding or claim and the essential facts relied upon by the Shareholder to support the allegations made in the request. The Trustees shall consider such request within 90 days after its receipt by the Trust. In their sole discretion, the Trustees may submit the matter to a vote of Shareholders of the Trust or of any series or class of Shares, as appropriate. Any decision by the Trustees to settle or to authorize (or not to settle or to authorize) such court action, proceeding or claim, or to submit the matter to a vote of Shareholders, shall be binding upon the Shareholder seeking authorization.

Section 11.02     FORUM FOR ADJUDICATION OF DISPUTES. Unless the Trust consents in writing to the selection of an alternative forum, the sole and exclusive forum for (i) any derivative action or proceeding brought on behalf of the Trust, (ii) any action asserting a claim of breach of a fiduciary duty owed by any Trustee, officer, or other employee of the Trust to the Trust or the Trust’s Shareholders, (iii) any action asserting a claim arising pursuant to any provision of the Delaware Statutory Trust Act or under the Trust Instrument or the Trust’s By-Laws, (iv) any action to interpret, apply, enforce or determine the validity of any provision of the Trust Instrument or the Trust’s By-Laws, or (v) any action asserting a claim governed by the internal affairs doctrine (each, a “Covered Action”) shall be the Court of Chancery of the State of Delaware, or if the Court of Chancery does not have jurisdiction, the Superior Court of the State of Delaware. The Court shall in turn refer to mandatory binding arbitration pursuant to the JAMS Streamlined Arbitration Rules as then in effect any claim that is determined to be a direct claim hereunder but that does not arise under the federal securities laws, and such arbitration shall proceed under the auspices of the Federal Arbitration Act. Any person purchasing or otherwise acquiring or holding any interest in shares of beneficial interest of the Trust shall be (i) deemed to have notice of and consented to the provisions of this SECTION 11.12, and (ii) deemed to have waived any argument relating to the inconvenience of the judicial forum referenced above in connection with any action or proceeding described in this SECTION 11.12.

If any Covered Action is filed in a court other than the Court of Chancery of the State of Delaware or, if the Chancery Court does not have jurisdiction, the Superior Court of the State of Delaware (a “Foreign Action”) in the name of any Shareholder, such Shareholder shall be deemed to have consented to (i) the personal jurisdiction of the Delaware Courts in connection with any action brought in any such courts to enforce the first paragraph of this SECTION 11.12 (an “Enforcement Action”) and (ii) having service of process made upon such Shareholder in any such Enforcement Action by service upon such Shareholder’s counsel in the Foreign Action as agent for such Shareholder.

Section 11.03      SEPARABILITY. If any provision or provisions of this Trust Instrument shall be held to be invalid, illegal or unenforceable as applied to any person or circumstance for any reason whatsoever, then, to the fullest extent permitted by law, the validity, legality and enforceability of such provision(s) in any other circumstance and of the remaining provisions of this Trust Instrument (including, without limitation, each portion of any sentence of this Trust Instrument containing any such provision held to be invalid, illegal or unenforceable that is not itself held to be invalid, illegal or unenforceable) and the application of such provision to other persons and circumstances shall not in any way be affected or impaired thereby.

~~IN WITNESS WHEREOF, the undersigned, being all of the initial Trustees of the Trust, have executed this instrument as of date first written above.~~

~~/s/ John Y. Keffer~~
~~John Y. Keffer, as Trustee and not individually~~

~~/s/ James F. Patterson~~
~~James F. Patterson, as Trustee and not individually~~

~~/s/ David I. Goldstein~~
~~David I. Goldstein, as Trustee and not individually~~

~~EX-99.2~~

~~ctive date as the case may be; that the Trust’s Registration Statement and Prospectus, when they shall become effective or be authorized for use, will not include an untrue statement of a material fact or omit to state a material fact required to be stated therein or necessary to make the statements therein not misleading to a purchaser of Shares. The Trust will from time to time file such amendment or amendments to its Registration Statement and Prospectus as, in the light of future developments, shall, in the opinion of the Trust’s counsel, be necessary in order to have such Registration Statement and Prospectus at all times contain all material facts required to be stated therein or necessary to make any statements therein not misleading to a purchaser of Shares, but, if the Trust shall not file such amendment or amendments within fifteen days after receipt of a written request from Distributor to do so, Distributor may, at its option, terminate this Agreement immediately. The Trust shall not file any amendment to its Registration Statement and Prospectus without giving Distributor reasonable notice thereof in advance; provided, however, that nothing contained in this Agreement shall in any way limit the Trust’s right to file at any time such amendments to its Registration Statement and Prospectus, of whatever character, as it deems advisable, such right being in all respects absolute and unconditional. The Trust represents and warrants that any amendment to its Registration Statement and Prospectus hereafter filed will, when it becomes effective, contain all statements required to be stated therein in accordance with the Securities Act and the rules and regulations of the Commission thereunder, that all statements of fact contained therein will, when the same shall become effective, be true and correct and that no such amendment, when it becomes effective, will include an untrue statement of a material fact or will omit to state a material fact required to be stated therein or necessary to make the statements therein not misleading to a purchaser of Shares.~~

~~(f)       The Trust will indemnify, defend and hold Distributor, its several officers and directors, and any person who controls Distributor within the meaning of Section 15 of the Securities Act (collectively, the “Distributor Indemnitees”), free and harmless from and against any and all claims, demands, liabilities and expenses (including the cost of investigating or defending such claims, demands or liabilities and any counsel fees incurred in connection therewith) that any Distributor Indemnitee may incur, under the Securities Act, or under common law or otherwise, arising out of or based upon any alleged untrue statement of a material fact contained in the Trust’s Registration Statement and Prospectus under the Securities Act or arising out of or based upon any alleged omission to state a material fact required to be stated therein or necessary to make the statements therein not misleading; provided, however, that in no event shall anything contained in this paragraph (f) be so construed as to protect Distributor against any liability to the Trust or its security holders to which Distributor would otherwise be subject by reason of willful misfeasance, bad faith, or gross negligence in the performance of its duties, or by reason of its reckless disregard of its obligations and duties under this SECTION 10.3. This agreement to indemnify Distributor Indemnitees is expressly conditioned upon the Trust being notified of any action brought against any Distributor Indemnitee, such notification to be given by letter, facsimile transmission or telegram to the Trust and referring to the person against whom such action is brought within ten days after the summons or other first legal process shall have been served on such person. The failure so to notify the Trust of any such action shall not relieve the Trust from any liability which it may have to any Distributor Indemnitee otherwise than on account of the indemnification provided for in this paragraph (f). The Trust will be entitled to assume the defense of any suit brought to enforce any such claim, and to retain counsel of good~~

~~the effectiveness of the Trust’s Registration Statement or Prospectus or the initiation of any proceedings for that purpose; (iii) of the happening of any material event which makes untrue any statement made in the Trust’s Registration Statement or Prospectus or which requires the making of a change in either thereof in order to make the statements therein not misleading; and (iv) of all action of the Commission with respect to any amendments to the Trust’s Registration Statement or Prospectus which may from time to time be filed with Commission under the Act or the Securities Act.~~

~~SECTION 1.03      STANDARD OF CARE~~

~~The Distributor shall give the Trust the benefit of its best judgment and efforts in rendering its services to the Trust and shall not be liable for error of judgment or mistake of law, or in any event whatsoever, provided that nothing herein shall be deemed to protect, or purports to protect, the Distributor against any liability to the Trust or to the security holders of the Trust to which it would otherwise be subject by reason of willful misfeasance, bad faith or gross negligence in the performance of its duties hereunder, or by reason of reckless disregard of its obligations and duties hereunder.~~

~~SECTION 1.04      EXPENSES; COMPENSATION~~

~~(a)       Subject to any agreement by the Trust’s investment adviser to reimburse or pay expenses of the Trust, the Trust shall be responsible and assumes the obligation for payment of all its expenses.~~

~~(b)       The Distributor shall be entitled to no compensation or reimbursement of expenses for the distribution services provided by the Distributor pursuant to this Agreement.~~

~~(c)       Notwithstanding anything in this Agreement to the contrary, the Distributor and its affiliated persons may receive compensation or reimbursement from the Trust with respect to (i) the provision of shareholder support or other services, (ii) the provision of management services or (iii) service as a Trustee or officer of the Trust.~~

~~SECTION 1.05 EFFECTIVENESS, DURATION AND TERMINATION~~

~~(a)       This Agreement shall become effective on the date on which the Trust’s Registration Statement relating to the shares of the Cutler Equity Income Fund, the Cutler Approved List Equity Fund and the Cutler Government Securities Fund becomes effective and shall relate to every other Fund as of the date on which the Trust’s Registration Statement relating to the shares of such Fund becomes effective. Upon the effectiveness of this Agreement, it shall supersede all previous agreements between the Trust and the Distributor covering the subject matter hereof.~~

~~(b)       Unless otherwise terminated pursuant to its terms, this Agreement shall continue in effect for twelve months and, thereafter, shall continue in effect for successive twelve-month periods, provided that such continuance is specifically approved at least annually (i) by the Board or by a vote of a majority of the outstanding voting securities of the Trust and (ii) by a vote of a majority of Trustees of the Trust who are not parties to this Agreement or interested persons of any such party cast in person at a meeting called for the purpose of voting on such approval. If~~

~~the continuation of this Agreement is not approved, the Distributor may continue to render the services described herein in the manner and to the extent permitted by the Act.~~

~~(c)       This Agreement may be terminated at any time, without the payment of any penalty, (i) by the Board or by a vote of a majority of the outstanding voting securities of the Trust on 60 days’ written notice to the Distributor or (ii) by the Distributor on 60 days’ written notice to the Trust. This Agreement shall automatically terminate in the event of its assignment.~~

~~SECTION 1.06      ACTIVITIES OF DISTRIBUTOR~~

~~Except to the extent necessary to perform its obligations under this Agreement, nothing herein shall be deemed to limit or restrict the Distributor’s right, or the right of any of its officers, directors or employees (whether or not they are a director, officer, employee or other affiliated person of the Trust) to engage in any other business or to devote time and attention to the management or other aspects of any other business, whether of a similar or dissimilar nature, or to render services of any kind to any other corporation, trust, firm, individual or association.~~

~~SECTION 1.07 LIMITATION OF SHAREHOLDER AND TRUSTEE LIABILITY~~

~~The Trustees of the Trust and the shareholders of each Fund shall not be liable for any obligations of the Trust or of the Funds under this Agreement, and the Distributor agrees that, in asserting any rights or claims under this Agreement, it shall look only to the assets and property of the Trust or the Fund to which the Distributor’s rights or claims relate in settlement of such rights or claims, and not to the Trustees of the Trust or the shareholders of the Funds.~~

~~SECTION 1.08      MISCELLANEOUS~~

~~(a)       Except for Schedule A, no provision of this Agreement may be amended or modified in any manner except by a written agreement properly authorized and executed by both parties hereto and, if required by the Act, by a vote of a majority of the outstanding voting securities of the Trust.~~

~~(b)       If any part, term or provision of this Agreement is held to be illegal, in conflict with any law or otherwise invalid, the remaining portion or portions shall be considered severable and not be affected, and the rights and obligations of the parties shall be construed and enforced as if the Agreement did no contain the particular part, term or provision held to be illegal or invalid.~~

~~(c)       Section headings in this Agreement are included for convenience only and are not to be used to construe or interpret this Agreement.~~

~~(d)       Notices, requests, instructions and communications received by the parties at their respective principal places of business, or at such other address as a party may have designated in writing, shall be deemed to have been properly given.~~

~~(e)       This Agreement shall be governed by and shall be construed in accordance with the laws of the State of New York.~~

~~(f)       The terms “vote of a majority of the outstanding voting securities,” “interested person,” “affiliated person” and “assignment” shall have the meanings ascribed thereto in the Act.~~

IN WITNESS WHEREOF, the ~~parties hereto have caused this Agreement to be duly executed all as of the day and year~~ undersigned, being all of the current Trustees of the Trust, have executed this instrument as of date first ~~above~~ written above.

~~THE CUTLER TRUST~~
Matthew C. Patten, as Trustee and not individually
~~By: /s/ JOHN Y. KEFFER~~
~~Name: John Y. Keffer~~
~~Title: President~~
Edward T. Alter, as Trustee and not individually

~~FORUM FINANCIAL SERVICES, INC.~~

~~By: /s/ DAVID R. KEFFER~~
Robert F. Turner, as Trustee and not individually ____________________________________ ~~Name: David R. Keffer~~Michael Burrill, Jr., as Trustee and not individually
~~Title: Vice President~~

APPENDIX C

AMENDED AND RESTATED BYLAWS

THE CUTLER TRUST

AMENDED AND RESTATED BYLAWS

DATED ( ,2023)

THE CUTLER TRUST
AMENDED AND RESTATED BYLAWS

These Amended and Restated Bylaws of The Cutler Trust (the “Trust”), a Delaware business trust, are subject to the ~~Trust Instrument of the~~Agreement and Declaration of Trust dated ~~October, 2, 1992~~[___________, 2023], as from time to time amended, supplemented or restated (the “Declaration of Trust ~~Instrument~~”).

Capitalized terms used herein which are defined in the Declaration of Trust ~~Instrument~~ are used as therein defined.

Article I
PRINCIPAL OFFICE

The principal office of the Trust shall be located in ~~New York City, New York~~Jacksonville, Oregon, or such other location as the Trustees may, from time to time, determine. The Trust may establish and maintain such other offices and places of business as the Trustees may, from time to time, determine.

Article II
OFFICERS AND THEIR ELECTION

SECTION 2.01 OFFICERS. The officers of the Trust shall be a President, a Principal Executive Officer, a Chief Compliance Officer, a Treasurer, a Principal Financial Officer, and a Secretary, and such other officers as the Trustees may from time to time elect. The Trustees may delegate to any officer or committee the power to appoint any subordinate officers or agents. It shall not be necessary for any Trustee or other officer to be a holder of Shares in the Trust.

SECTION 2.02 ELECTION OF OFFICERS. The President, Treasurer, Chief Compliance Officer, and Secretary shall be chosen by the Trustees. ~~The President shall be chosen by and from the Trustees.~~ Two or more offices may be held by a single person except the offices of President and Secretary. Subject to the provisions of Section 3.13 hereof, the President, the Treasurer ~~and~~, the Secretary and Chief Compliance Officer shall each hold office until their successors are chosen and qualified and all other officers shall hold office at the pleasure of the Trustees.

SECTION 2.03 RESIGNATIONS. Any officer of the Trust may resign, notwithstanding Section 2.02 hereof, by filing a written resignation with the President, the Trustees or the Secretary, which resignation shall take effect on being so filed or at such time as may be therein specified.

Article III
POWERS AND DUTIES OF OFFICERS AND TRUSTEES

SECTION 3.01 MANAGEMENT OF THE TRUST. The business and affairs of the Trust shall be managed by, or under the direction of, the Trustees, and they shall have all powers necessary and desirable to carry out their responsibilities, so far as such powers are not inconsistent with the laws of the State of Delaware, the Declaration of Trust ~~Instrument~~ or with these Bylaws.

SECTION 3.02 EXECUTIVE AND OTHER COMMITTEES. The Trustees may elect from their own number an executive committee, which shall have any or all the powers of the Trustees while the Trustees are not in session. The Trustees may also elect from their own number other committees from time to time. ~~The~~ Each committee shall have such powers and authority as shall be authorized by the Trustees, and may fix its own rules and procedures, and adopt its own charter, in each case subject to approval by the Trustees. The Trustees may abolish any such committee at any time in their sole discretion. The number composing such committees and the powers conferred upon the same are to be determined by vote of a majority of the Trustees. All members of such committees shall hold such offices at the pleasure of the Trustees. ~~The Trustees may abolish any such committee at any time.~~ Any committee to which the Trustees delegate any of their powers or duties shall keep records of its meetings and shall report its actions to the Trustees. The Trustees may designate one or more Trustees as alternate members of any committee who may replace any absent member at any meeting of the committee. The Trustees shall have power to rescind any action of any committee, but no such rescission shall have retroactive effect.

(a)       Quorum; Voting. Unless the specific rules and procedures adopted by a committee in accordance with Section 3.1 herein provide otherwise, a majority of the members of any committee of the Trustees shall constitute a quorum for the transaction of business, and any action of such a committee may be taken at a meeting by a vote of a majority of the members present (a quorum being present) or evidenced by one or more writings signed by such a majority (which writings may be executed and/or delivered by electronic means). Members of a committee may participate in a meeting of such committee by means of a teleconference/ phone, video conferencing or similar communications equipment by means of which all persons participating in the meeting can hear each other at the same time and participation by such means shall constitute presence in person at a meeting.

SECTION 3.03 COMPENSATION. ~~Each Trustee and each~~ Trustees and committee ~~member~~members may receive such compensation for his or her services and reimbursement for ~~his~~ expenses as may be fixed from time to time by resolution of the Trustees.

SECTION 3.04 CHAIRMAN OF THE TRUSTEES. The Trustees shall appoint from among their number a Chairman who shall serve as such at the pleasure of the Trustees. When present, he shall preside at all meetings of the Shareholders and the Trustees, and he may, subject to the approval of the Trustees, appoint a Trustee to preside at such meetings in his absence. He shall perform such other duties as the Trustees may from time to time designate.

SECTION 3.05 Resignation and Removal. Any Trustee may resign at any time by written instrument signed by him or her and delivered to the other Trustees or at a meeting of the Trustees. Such resignation shall be effective upon receipt unless specified to be effective at some other time. Any of the Trustees may be removed with or without cause by the action of two thirds (2/3) of the remaining Trustees (provided the aggregate number of Trustees, after such removal and after giving effect to any appointment made to fill the vacancy created by such removal, shall not be less than the number required by the 1940 Act). Removal with cause shall include, but not be limited to, the removal of a Trustee due to physical or mental incapacity.

SECTION ~~3.05~~3.06 PRESIDENT. The President shall be the chief executive officer of the Trust ~~and, subject~~. Subject to the direction of the Trustees, the President shall have general administration of the business and policies of the Trust. Except as the Trustees may otherwise order, the President shall have the power to grant, issue, execute or sign such powers of attorney, proxies, agreements or other documents as may be deemed advisable or necessary in the furtherance of the interests of the Trust or any Series thereof. He shall also have the power to employ attorneys, accountants and other advisors and agents and counsel for the Trust. The President shall perform such duties additional to all of the foregoing as the Trustees may from time to time designate.

SECTION 3.07 CHIEF COMPLIANCE OFFICER. The Chief Compliance Officer shall be responsible for administering the Trust’s compliance policies and procedures, shall have sufficient authority and independence within the organization to compel others to adhere to the compliance policies and procedures, shall report directly to the Trustees, shall annually furnish a written report on the operation of the compliance policies and procedures to the Trustees, and shall perform such other duties as the Trustees may from time to time designate. The Chief Compliance Officer shall receive such compensation for his or her services as approved annually by the Trustees, including a majority of the Independent Trustees.

SECTION ~~3.06~~3.08 TREASURER. ~~The~~Unless the Trustees shall otherwise determine, the Treasurer shall be the ~~principal financial and~~Principal Financial Officer of the Trust. and accounting officer of the Trust. Unless the Trustees shall otherwise determine, the Treasurer shall, for purposes of the Sarbanes-Oxley Act of 2002, be the principal accounting officer of the Trust. He shall deliver all funds and securities of the Trust which may come into his hands to such company as the Trustees shall employ as Custodian in accordance with the Declaration of Trust ~~Instrument~~ and applicable provisions of law. He shall make annual reports regarding the business and condition of the Trust, which reports shall be preserved in Trust records, and he shall furnish such other reports regarding the business and condition of the Trust as the Trustees may from time to time require. The Treasurer shall perform such additional duties as the Trustees may from time to time designate.

SECTION ~~3.07~~3.09 SECRETARY. The Secretary shall record in books kept for the purpose all votes and proceedings of the Trustees and the Shareholders at their respective meetings. He shall have the custody of the seal of the Trust, if any. In the absence of the Secretary from any meeting of the shareholders or Trustees, an Assistant Secretary, or if there be none or if he or she is absent, a temporary Secretary chosen at such meeting shall record the proceedings thereof in the aforesaid books. The Secretary shall perform such additional duties as the Trustees may from time to time designate.

SECTION ~~3.08~~3.10 VICE PRESIDENT. Any Vice President of the Trust shall perform such duties as the Trustees or the President may from time to time designate. At the request or in the absence or disability of the President, the Vice President (or, if there are two or more Vice

Presidents, then the senior of the Vice Presidents present and able to act) may perform all the duties of the President and, when so acting, shall have all the powers of and be subject to all the restrictions upon the President.

SECTION ~~3.09~~3.11 ASSISTANT TREASURER. Any Assistant treasurer of the Trust shall perform such duties as the Trustees or the Treasurer may from time to time designate, and, in the absence of the Treasurer, the senior Assistant Treasurer, present and able to act, may perform all the duties of the Treasurer.

SECTION ~~3.10~~3.12 ASSISTANT SECRETARY. Any Assistant Secretary of the Trust shall perform such duties as the Trustees or the Secretary may from time to time designate, and, in the absence of the Secretary, the senior Assistant Secretary, present and able to act, may perform all the duties of the Secretary.

SECTION ~~3.11~~3.13 SUBORDINATE OFFICERS. The Trustees from time to time may appoint such officers or agents as they may deem advisable, each of whom shall have such title, hold office for such period, have such authority and perform such duties as the Trustees may determine. The Trustees from time to time may delegate to one or more officers or committees of Trustees the power to appoint any such subordinate officers or agents and to prescribe their respective terms of office, authorities and duties.

SECTION ~~3.12~~3.14 SURETY BONDS. The Trustees may require any officer or agent of the Trust to execute a bond (including without limitation, any bond required by the 1940 Act and the rules and regulations of the Commission) to the Trust in such sum and with such surety or sureties as the Trustees may determine, conditioned upon the faithful performance of his duties to the Trust including responsibility for negligence and for the accounting of any of the Trust’s property, funds or securities that may come into his hands.

SECTION ~~3.13~~3.15 REMOVAL. Any officer may be removed from office whenever in the judgment of the Trustees the best interest of the Trust will be served thereby, by the vote of a majority of the Trustees given at any regular meeting or any special meeting of the Trustees~~.~~, provided, however, that removal of the Chief Compliance Officer will require approval of the Trustees, including a majority of Independent Trustees. In addition, any officer or agent appointed in accordance with the provisions of Section 3.10 hereof may be removed, either with or without cause, by any officer upon whom such power of removal shall have been conferred by the Trustees.

SECTION ~~3.14~~3.16 REMUNERATION. The salaries or other compensation, if any, of the officers of the Trust shall be fixed from time to time by resolution of the Trustees.

Article IV
SHAREHOLDER’S MEETINGS

SECTION 4.01 SPECIAL MEETINGS. A special meeting of the shareholders shall be called by the Secretary whenever (a) ordered by the Trustees or (b) requested in writing by the holder or holders of at least 10% of the Outstanding Shares entitled to vote. If the Secretary, when so ordered or requested, refuses or neglects for more than 30 days to call such special meeting, the Trustees or the Shareholders so requesting, may, in the name of the Secretary, call the meeting by giving notice thereof in the manner required when notice is given by the Secretary. If the meeting is a meeting of the Shareholders of one or more Series or classes of Shares, but not a meeting of all Shareholders of the Trust, then only special meetings of the Shareholders of such one or more Series or classes shall be called and only the shareholders of such one or more Series or classes shall be entitled to notice of and to vote at such meeting. Special Meetings of the shareholders shall be held in-person, unless otherwise determined by the Trustees hereunder, and as provided for in the notice of the meeting.

SECTION 4.02 NOTICES. Except as provided in Section 4.01, notices of any meeting of the Shareholders shall be given by the Secretary by delivering or mailing, postage prepaid, to each Shareholder entitled to vote at said meeting, written or printed notification of such meeting at least fifteen (15) days before the meeting, to such address as may be registered with the Trust by the Shareholder. Notice may also be by email, facsimile or other electronic means, as permissible in accordance with the 1940 Act. Notice of any Shareholder meeting need not be given to any Shareholder if a written waiver of notice, executed before or after such meeting, is filed with the record of such meeting, or to any Shareholder who shall attend such meeting in person or by proxy. Notice of adjournment of a Shareholder’s meeting to another time or place need not be given, if such time and place are announced at the meeting or reasonable notice is given to persons present at the meeting and the adjourned meeting is held within a reasonable time after the date set for the original meeting.

SECTION 4.03 VOTING-PROXIES. Subject to the provisions of the Declaration of Trust ~~Instrument~~, shareholders entitled to vote may vote either in person or by proxy, provided that either (a) an instrument authorizing such proxy to act is executed by the Shareholder in writing and dated not more than eleven (11) months before the meeting, unless the instrument specifically provides for a longer period or

(a)       the Trustees adopt by resolution an electronic, telephonic, computerized or other alternative to execution of a written instrument authorizing the proxy to act which authorization is received not more than eleven (11) months before the meeting. Proxies shall be delivered to the Secretary of the Trust or other person responsible for recording the proceedings before being voted. A proxy with respect to Shares held in the name of two or more persons shall be valid if executed by one of them unless at or prior to exercise of such proxy the Trust receives a specific written notice to the contract from any one of them. Unless otherwise specifically limited by their terms, proxies shall entitle the holder thereof to vote at any adjournment of a meeting. A proxy purporting to be exercised by or on behalf of a Shareholder shall be deemed valid unless challenged at or prior to its exercise and the burden or proving invalidity shall rest on the challenger. At all meetings of the Shareholders, unless the voting is conducted by inspectors, all questions relating to the qualifications of voters, the validity of proxies, and the acceptance or rejection of votes shall be decided by the Chairman of the meeting. Except as otherwise provided herein or in the Declaration of Trust ~~Instrument~~, as these Bylaws or such Declaration of Trust ~~Instrument~~ may be amended or supplemented from time to time, all ~~maters~~matters relating to the giving, voting or validity of proxies shall be governed by the General Corporation Law of the State of Delaware relating to proxies, and judicial interpretations thereunder, as if the Trust were a Delaware corporation and the Shareholders were shareholder of a Delaware corporation.

SECTION 4.04 PLACE OF MEETING. All special meetings of the Shareholders shall be held at the principal place of business of the Trust or at such other place in the United

States as the Trustees may designate. At the discretion of the Trustees, a shareholder meeting may also be held by means of teleconference / phone, video conferencing or similar communications equipment by means of which all persons participating in the meeting can hear each other, as provided for in the Declaration of Trust, applicable state law, and the 1940 Act (including any exemptive relief provided by the Securities and Exchange Commission).

SECTION 4.05 ACTION WITHOUT A MEETING. Any action to be taken by Shareholders may be taken without a meeting if all Shareholders entitled to vote on the matter consent to the action in writing and the written consents are filed with the records of meetings of Shareholders of the Trust. Such consent shall be treated for all purposes as a vote at a meeting of the Shareholders held at the principal place of business of the Trust.

Article V
TRUSTEES’ MEETINGS

SECTION 5.01 SPECIAL MEETINGS. Special meetings of the Trustees may be called orally or in writing by the Chairman of the Board of Trustees or any two other Trustees. Special meetings of the Trustees may be held at any time and at any place (including for these purposes, by means of telephone conference, video conferencing or similar communications equipment by means of which all persons participating in the meeting can hear each other as provided for in the Agreement and Declaration of the Trust) designated in the call of the meeting when called by the Chairman, the President or the Secretary or by two or more Trustees, sufficient notice thereof as described in Section 5.04 being given to each Trustee by the Secretary or an Assistant Secretary or by the person calling the meeting.

SECTION 5.02 REGULAR MEETINGS. Regular meetings of the Trustees may be held at such places and at such times as the Trustees may from time to time determine; each Trustee present at such determination shall be deemed a party calling the meeting and no call or notice will be required to such Trustee provided that any Trustee who is absent when such determination is made shall be given notice of the determination by the Chairman or any two other Trustees, as provided for in Section 4.04 of the Declaration of Trust ~~Instrument~~.

SECTION 5.03 QUORUM. A majority of the Trustees shall constitute a quorum for the transaction of business and an action of a majority of the quorum shall constitute action of the Trustees. Any meeting may be adjourned from time to time by a majority of the votes cast upon the question, whether or not a quorum is present, and the meeting may be held as adjourned without further notice. A meeting at which a quorum is initially present may continue to transact business notwithstanding the withdrawal from the meeting of one or more Trustees if any action taken is approved by at least a majority of the required quorum for that meeting. The Instrument of the Trust contains further provisions relating to the manner of acting by the Trustees.

SECTION 5.04 NOTICE. Except as otherwise provided, notice of any special meeting of the Trustees shall be given by the party calling the meeting to each Trustee, as provided for the Section ~~4.04~~4.02 of the Declaration of Trust ~~Instrument~~. A written notice may be mailed, postage prepaid, addressed to him at his address as registered on the books of the Trust or, if not so registered, at his last known address. Notice may be sent on the day of the regular or special meeting by email, facsimile or other electronic means, or given by telephone or in person, if under the circumstances the party calling the meeting deems more immediate action to be necessary or appropriate. Notice of a regular or special meeting need not be given to any Trustee if a written waiver of notice, executed by him or her before or after the meeting, is filed with the records of the meeting, or to any Trustee who attends the meeting without protesting prior thereto or at its commencement the lack of notice to him or her. Neither notice of a meeting nor a waiver of a notice need specify the purposes of the meeting, unless required by the 1940 Act.

SECTION 5.05 PLACE OF MEETING. All special meetings of the Trustees shall be held at the principal place of business of the Trust or such other place as the Trustees may designate. Any meeting may adjourn to any place.

SECTION 5.06 SPECIAL ACTION. When all the Trustees shall be present at any meeting, however called or wherever held, or shall assent to the holding of the meeting without notice, or shall sign a written assent thereto filed with the record of such meeting, the acts of such meeting shall be valid as if such meeting had been regularly held.

SECTION 5.07 ACTION BY CONSENT. Any action by the Trustees may be taken without a meeting if a written consent thereto is signed by ~~all~~ the number of Trustees required to approve such action and filed with the records of the Trustees’ meeting. Such consent shall be treated, for all purposes, as a vote at a meeting of the Trustees held at the principal place of business of the Trustees.

SECTION 5.08 PARTICIPATION IN MEETINGS BY CONFERENCE TELEPHONE. Trustees may participate in a meeting of Trustees in person or by conference telephone, video conference, or any other electronic or similar communications equipment by means of which all persons participating in the meeting can hear each other, and such participation shall constitute presence in person at such meeting. Any meeting conducted by telephone, video, or similar communications shall be deemed to take place at and from the principal office of the Trust.

SECTION 5.09 Counsel and Experts. The Trustees who are not Interested Persons may, by vote of a majority of such Trustees, at the Trust’s expense, hire such employees and retain such counsel, accountants, appraisers or other experts or consultants whose services such Trustees may, in their discretion, determine to be necessary or desirable from time to time, including services to one or more committees established by the Trustees, and may execute any agreements, contracts, instruments or other documents in connection therewith.

 SECTION 5.10 Fees and Compensation of Trustees. Subject to the provisions of the Declaration of Trust, Trustees and members of committees may receive such compensation, if any, for their services and such reimbursement of expenses as may be fixed or determined by resolution of the Trustees.

SECTION 5.11 Resignation and Removal. Any Trustee may resign at any time by written instrument signed by him or her and delivered to the other Trustees or at a meeting of the Trustees. Such resignation shall be effective upon receipt unless specified to be effective at some other time. Any of the Trustees may be removed with or without cause by the action of two thirds (2/3) of the remaining Trustees (provided the aggregate number of Trustees, after such removal and after giving effect to any appointment made to fill the vacancy created by such removal, shall not be less than the number required by the 1940 Act). Removal with cause shall include, but not be limited to, the removal of a Trustee due to physical or mental incapacity.

Article VI
SHARES OF BENEFICIAL INTEREST

SECTION 6.01 BENEFICIAL INTEREST. The beneficial interest in the Trust shall at all times divided into such transferable Shares of one or more separate and distinct Series, or classes thereof, as the Trustees shall from time to time create and establish. The number of Shares is unlimited, and each Share of each Series or class thereof shall be without par value and shall represent an equal proportionate interest with each other Share in the Series, none having priority or preference over another, except to the extent that such priorities or preference are established with respect to one or more classes of shares consistent with applicable law and any rule or order of the Commission.

SECTION 6.02 TRANSFER OF SHARES. The Shares of the Trust shall be transferable, so as to affect the rights of the Trust, only by transfer recorded on the books of the Trust, in person or by attorney.

SECTION 6.03 EQUITABLE INTEREST NOT RECOGNIZED. The Trust shall be entitled to treat the holder of record of any Share or Shares of beneficial interest as equitable or other claim or interest in such Share or Shares on the part of any other person except as may be otherwise expressly provided by law.

SECTION 6.04 SHARE CERTIFICATE. No certificates certifying the ownership of Shares shall be issued except as the Trustees may otherwise authorize. The Trustees may issue certificates to a Shareholder of any Series or class thereof for any purpose and the issuance of a certificate to one or more Shareholders shall not require the issuance of certificates generally.

In the event that the Trustees authorize the issuance of Share certificates, such certificate shall be in the form proscribed from time to time by the Trustees and shall be signed by the President or a Vice President and by the Treasurer, Assistant Treasurer, Secretary or Assistant Secretary. Such signatures may be facsimiles if the certificate is signed by a transfer or shareholder services agent or by a registrar, other than a Trustee, officer or employee of the Trust. In case any officer who has signed or whose facsimile signature has been placed on certificate shall have ceased to be such officer before such certificate is issued, it may be issued by the Trust with the same effect as if he or she were such officer at the time of its issue.

In lieu of issuing certificates for Shares, the Trustees or the transfer or shareholder services agent may either issue receipts therefor or may keep accounts upon the books of the Trusts for the record holders of such Shares, who shall in either case be deemed, for all purposes hereunder, to be the holders of certificates for such Shares as if they had accepted such certificates and shall be held to have expressly assented and agreed to the terms hereof.

SECTION 6.05 LOSS OF CERTIFICATES. In the case of the alleged loss or destruction or the mutilation of a Share certificate, a duplicate certificate may be issued in place thereof, upon such terms as the Trustees may prescribe.

SECTION 6.06 DISCONTINUANCE OF ISSUANCE OF CERTIFICATES. The Trustees may at any time discontinue the issuance of Share certificates and may, by written notice to each Shareholder, require the surrender of Share certificates to the Trust for cancellation. Such surrender and cancellation shall not affect the ownership of Shares in the Trust.

ARTICLE VII
OWNERSHIP OF ASSETS OF THE TRUST

The Trustees, acting for and on behalf of the Trust, shall be deemed to hold legal and beneficial ownership of any income earned on securities held by the Trust issued by any business entity formed, organized or existing under the laws of any jurisdiction other than a state, commonwealth, possession or colony of the United States or the laws of the United States.

ARTICLE VIII
~~INSPECTION OF BOOKS~~

Miscellaneous

Section 8.1 BOOKS AND RECORDS. The Trustees shall from time to time determine whether and to what extent, and at what times and places, and under what conditions and regulations the accounts and books of the Trust or any of them shall be open to the inspection of the Shareholder; and no Shareholder shall have any right to inspect any account or book or document of the Trust except as conferred by law or otherwise by the Trustees or by resolution of the Shareholders.

Section 8.2  EXECUTION OF PAPERS. All deeds, leases, contracts, notes and other obligations made by the Trustees shall be signed by any of the President, Chief Executive Officer, the Treasurer, the Secretary or any other officer elected by the Trustees, except as the Trustees may generally or in particular cases authorize the execution thereof in some other manner, or as otherwise provided in these Bylaws.

Section 8.3 SEVERABILITY. The provisions of these Bylaws are severable. If the Trustees determine, with the advice of counsel, that any provision hereof conflicts with the 1940 Act, the regulated investment company or other provisions of the Code or with other applicable laws and regulations, the conflicting provision shall be deemed never to have constituted a part of these Bylaws; provided, however, that such determination shall not affect any of the remaining provisions of these Bylaws or render invalid or improper any action taken or omitted prior to such determination. If any provision hereof shall be held invalid or unenforceable in any jurisdiction, such invalidity or unenforceability shall attach only to such provision only in such jurisdiction and shall not affect any other provision of these Bylaws.

Section 8.4 HEADINGS. Headings are placed in these Bylaws for convenience of reference only and in case of any conflict, the text of these Bylaws rather than the headings.

Article IX
INSURANCE OF OFFICERS, TRUSTEES, AND EMPLOYEES

The Trust may purchase and maintain insurance on behalf of any Covered Person or employee of the Trust, including any Covered Person or employee of the Trust who is or was serving at the request of the Trust as a Trustee, officer or employee of a corporation, partnership, joint venture, trust or other enterprise against any liability asserted against him and incurred by him in any such capacity or arising out of his status as such, whether or not the Trustees would have the power to indemnify him against such liability.

The Trust may not acquire or obtain a contract for insurance that protects or purports to protect any Trustee or officer of the Trust against any liability to the Trust of its Shareholders to which he would otherwise be subject by reason or willful misfeasance, bad faith, gross negligence, or reckless disregard of the duties involved in the conduct of his office.

Article X
~~SEAL~~

Amendments to the Bylaws

~~The seal of the Trust shall be circular in form bearing the inscription:~~

~~“THE CUTLER TRUST -- 1992~~
~~THE STATE OF DELAWARE”~~

These Bylaws may be amended, supplemented, amended and restated, or repealed, in whole or in part, by a majority vote of the Trustees then in office at any meeting of the Trustees, or by one or more writings signed by such a majority.

PROXY	PROXY

the CUTLER TRUST

SPECIAL MEETING OF SHAREHOLDERS TO BE HELD ON DECEMBER 21, 2023

225 Pictoria Drive, Suite 450, Cincinnati, Ohio 45246

CUTler equity fund

THIS PROXY IS BEING SOLICITED BY THE BOARD OF TRUSTEES OF THE CUTLER TRUST (THE “TRUST”). The undersigned shareholder(s) of the above-mentioned Fund (the “Fund”) hereby appoints Cassandra Borchers, Tiffany Franklin and Matthew Patten, or any one of them, true and lawful attorneys with power of substitution of each, to vote all shares of the Fund which the undersigned is entitled to vote, at the Special Meeting of Shareholders to be held on December 21, 2023 at 10:00 a.m., Eastern Time, at the offices of Ultimus Fund Solutions located at 225 Pictoria Drive, Suite 450, Cincinnati, Ohio 45246, and at any or all adjournments or postponements thereof. In their discretion, the proxy holders named above are authorized to vote upon such other matters as may properly come before the meeting or any adjournments or postponements.

Receipt of the Notice of the Special Meeting and the accompanying Proxy Statement is hereby acknowledged. THIS PROXY CARD WILL BE VOTED AS INSTRUCTED. IF NO SPECIFICATION IS MADE AND THE PROXY CARD IS EXECUTED, THE PROXY CARD WILL BE VOTED “FOR” THE PROPOSALS SET FORTH ON THE REVERSE.

CONTROL #:

SHARES:

Note: Please date and sign exactly as the name appears on this proxy card. When shares are held by joint owners/tenants, at least one holder should sign. When signing in a fiduciary capacity, such as executor, administrator, trustee, attorney, guardian etc., please so indicate. Corporate and partnership proxies should be signed by an authorized person.

Signature(s) (Title(s), if applicable)

Date

PLEASE VOTE VIA THE INTERNET OR TELEPHONE OR MARK, SIGN, DATE AND RETURN THIS PROXY USING THE ENCLOSED ENVELOPE
CONTINUED ON THE REVERSE SIDE

EVERY SHAREHOLDER’S VOTE IS IMPORTANT!

VOTE THIS PROXY CARD TODAY!

THERE ARE 3 EASY WAYS TO VOTE YOUR PROXY:

1.	By Phone: Call Okapi Partners toll-free at: (855) 208-8902 to vote with a live proxy services representative. Representatives are available to take your vote or to answer any questions Monday through Friday 9:00 AM to 10:00 PM (EST).

OR

2.	By Internet: Refer to your proxy card for the control number and go to: WWW.OKAPIVOTE.COM/CUTLER2023 and follow the simple on-screen instructions.

OR

3.	By Mail: Sign, Date, and Return this proxy card using the enclosed postage-paid envelope.

If possible, please utilize option 1 or 2 to ensure that your vote is received and registered in time for the meeting on December 21, 2023.

THE BOARD OF TRUSTEES RECOMMENDS A VOTE “FOR” PROPOSALS 1-8

	FOR	AGAINST	ABSTAIN
1. To approve a new investment advisory agreement between the Trust and Cutler Investment Counsel, LLC, the Fund’s current investment adviser and ratify the Board’s prior renewals of the current Advisory Agreement;	☐	☐	☐

2. To ratify payment of certain amounts accrued and paid to Cutler Investment Counsel, LLC that are the costs of providing advisory services;	☐	☐	☐

3. To approve a revision to the fundamental policy on lending that would allow the Fund to engage in securities lending;	☐	☐	☐

4. To approve a change to the Instrument of Trust and Restate as an Agreement and Declaration of Trust (the “Declaration of Trust”) that would eliminate shareholder voting rights with respect to the dissolution of the Trust;	☐	☐	☐

5. To approve all other changes to amend and restate the Trust’s Declaration of Trust;	☐	☐	☐

6. To approve the Amended and Restated Bylaws of the Trust;	☐	☐	☐

7. To elect the following four individuals to serve on the Board of Trustees of the Trust; and	FOR	WITHHOLD

A. Matthew C. Patten	☐	☐

B. Robert F. Turner	☐	☐

C. Edward T. Alter	☐	☐

D. Michael E. Burrill Jr.	☐	☐

	FOR	AGAINST	ABSTAIN
8. To approve an adjournment to solicit additional proxies if there is a quorum, but insufficient proxies to approve the foregoing Proposals 1-7; and	☐	☐	☐

To transact any other business, not currently contemplated, that may properly come before the Meeting or any adjournment thereof in the discretion of the proxies or their substitutes.

You may have received more than one proxy card due to multiple investments in the Fund.

PLEASE REMEMBER TO VOTE ALL OF YOUR PROXY CARDS!

PLEASE FOLD ALONG THE PERFORATION, DETACH AND RETURN THE UPPER PORTION IN THE ENCLOSED ENVELOPE.

CONTINUED AND TO BE SIGNED ON REVERSE SIDE

IMPORTANT NOTICE REGARDING THE AVAILABILITY OF PROXY MATERIALS FOR THE

SPECIAL MEETING OF SHAREHOLDERS

TO BE HELD ON DECEMBER 21, 2023

THE PROXY STATEMENT AND THE NOTICE OF SPECIAL MEETING OF SHAREHOLDERS FOR THIS MEETING

ARE AVAILABLE AT: WWW.OKAPIVOTE.COM/CUTLER

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